UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-02864

Pioneer Bond Fund
(Exact name of registrant as specified in charter)

60 State Street, Boston, MA 02109
(Address of principal executive offices) (ZIP code)

Terrence J. Cullen, Amundi Pioneer Asset Management, Inc.,
60 State Street, Boston, MA 02109
(Name and address of agent for service)

Registrant’s telephone number, including area code:  (617) 742-7825
Date of fiscal year end:  June 30, 2020

Date of reporting period:  July 1, 2019 through June 30, 2020

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1).  The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609.  The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.

Pioneer Bond Fund

Annual Report | June 30, 2020

Ticker Symbols:
Class A	PIOBX
Class C	PCYBX
Class K	PBFKX
Class R	PBFRX
Class Y	PICYX

Beginning in February 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s shareholder reports like this one will no longer be sent by mail, unless you specifically request paper copies of the reports from the Fund or from your financial intermediary, such as a broker-dealer, bank or insurance company. Instead, the reports will be made available on the Fund’s website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.
If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications electronically by contacting your financial intermediary or, if you invest directly with the Fund, by calling 1-800-225-6292.
You may elect to receive all future reports in paper free of charge. If you invest directly with the Fund, you can inform the Fund that you wish to continue receiving paper copies of your shareholder reports by calling 1-800-225-6292. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds held in your account if you invest through your financial intermediary or all funds held within the Pioneer Fund complex if you invest directly.

visit us: www.amundipioneer.com/us

Pioneer Bond Fund | Annual Report | 6/30/20 1

President’s Letter
Dear Shareholders,
The new decade has arrived delivering a half-year that will go down in the history books. The beginning of 2020 seemed to extend the positive market environment of 2019. Then, March roared in like a lion and the COVID-19 pandemic became a global crisis impacting lives and life as we know it. The long-term impact on the global economy from the COVID-19 virus pandemic, while currently unknown, is likely to be considerable. It is clear that several industries have already felt greater effects than others. And the markets, which do not thrive on uncertainty, have been volatile, delivering significantly negative performance in the first quarter, and then staging a strong rally in the opening weeks of the second quarter. Our business continuity plan was implemented given the new COVID-19 guidelines, and most of our employees are working remotely. To date, our operating environment has faced no interruption. I am proud of the careful planning that has taken place and confident we can maintain this environment for as long as is prudent. History in the making for a company that first opened its doors way back in 1928.
Since 1928, Amundi Pioneer’s investment process has been built on a foundation of fundamental research and active management, principles which have guided our investment decisions for more than 90 years. We believe active management – that is, making active investment decisions – can help mitigate the potential risks during periods of market volatility. As the first several months of 2020 have reminded us, investment risk can arise from a number of factors in today’s global economy, including slower or stagnating growth, changing U.S. Federal Reserve policy, oil price shocks, political and geopolitical factors and, unfortunately, major public health concerns such as a viral pandemic.
At Amundi Pioneer, active management begins with our own fundamental, bottom-up research process. Our team of dedicated research analysts and portfolio managers analyzes each security under consideration, communicating directly with the management teams of the companies issuing the securities and working together to identify those securities that best meet our investment criteria for our family of funds. Our risk management approach begins with each and every security, as we strive to carefully understand the potential opportunity, while considering any and all risk factors.
2 Pioneer Bond Fund | Annual Report | 6/30/20

Today, as investors, we have many options. It is our view that active management can serve shareholders well, not only when markets are thriving, but also during periods of market stress. As you consider your long-term investment goals, we encourage you to work with your financial advisor to develop an investment plan that paves the way for you to pursue both your short-term and long-term goals.
We remain confident that the current crisis, like others in human history, will pass, and we greatly appreciate the trust you have placed in us and look forward to continuing to serve you in the future.
Sincerely,
Lisa M. Jones
Head of the Americas, President and CEO of U.S.
Amundi Pioneer Asset Management USA, Inc.
June 30, 2020
Any information in this shareowner report regarding market or economic trends or the factors influencing the Fund’s historical or future performance are statements of opinion as of the date of this report. Past performance is no guarantee of future results.
Pioneer Bond Fund | Annual Report | 6/30/20 3

Portfolio Management Discussion | 6/30/20
In the following interview, Brad Komenda discusses the factors that affected the performance of Pioneer Bond Fund during the 12-month period ended June 30, 2020. Mr. Komenda, Senior Vice President, Deputy Director of Investment Grade Corporates, and a portfolio manager at Amundi Pioneer Asset Management, Inc. (Amundi Pioneer), is responsible for the daily management of the Portfolio, along with Kenneth J. Taubes, Executive Vice President and Chief Investment Officer, U.S., and a portfolio manager at Amundi Pioneer, and Timothy Rowe, Managing Director, Director of Multisector Fixed Income, and a portfolio manager at Amundi Pioneer.
Q    How did the Fund perform during the 12-month period ended June 30, 2020?
A    Pioneer Bond Fund’s Class A shares returned 5.01% at net asset value during the 12-month period ended June 30, 2020, while the Fund’s benchmark, the Bloomberg Barclays U.S. Aggregate Bond Index (the Bloomberg Barclays Index), returned 8.74%. During the same period, the average return of the 601 mutual funds in Morningstar’s Intermediate Core-Plus Bond Funds Category was 6.83%.
Q    How would you describe the investment environment in the fixed-income markets during the 12-month period ended June 30, 2020?
A    The 12-month period opened in July 2019 against the backdrop of an escalating U.S.-China trade war, which threatened an already fragile economic growth picture characterized by a global manufacturing recession. However, market sentiment improved on the expectation that the U.S. Federal Reserve (Fed) would implement one or more reductions to the range of its benchmark overnight lending rate (federal funds rate) before the end of 2019 to help offset any negative effects on the economy from trade disruptions. The Fed then followed through by implementing quarter-point reductions in the federal funds target rate at the end of July and again in the middle of August. U.S. Treasury yields drifted lower throughout August 2019, lending further support to the performance of the broader fixed-income markets.
August and September 2019 saw periods when the yield curve inverted, meaning that along some portion of the curve, yields for securities with longer maturities became lower than yields available on securities with shorter maturities. Historically speaking, market observers have viewed an inversion of the yield curve as a foreshadowing of recession, and so the late-summer 2019 inversion increased uncertainty in the credit markets.
4 Pioneer Bond Fund | Annual Report | 6/30/20

The fourth quarter of 2019 saw a slight cooling in bond market returns. The Fed then made a third consecutive quarter-point federal funds rate reduction at its October 30 meeting, which dropped the federal funds target range to 1.50% – 1.75%. However, the Fed signaled that the October rate reduction would likely represent the end of its mid-cycle downward adjustment in rates. The yield curve steepened over the fourth quarter as the Fed’s actions on rates appeared to have stabilized investor sentiment, and more credit-sensitive areas of the fixed-income market outperformed less-risky assets heading into the beginning of 2020. In addition, signs of stronger economic growth and an improved tone to the U.S.-China trade negotiations provided a solid backdrop for investors as the new calendar year approached.
After a benign opening to the 2020 calendar year, credit-sensitive fixed-income markets experienced a historic disruption in March, as the emergence of the COVID-19 virus and the related lockdown policies implemented to help curb its spread all but shuttered the global economy. Investors fled riskier assets on a broad scale and moved into so-called “safe havens” such as U.S. Treasuries, which had the effect of driving Treasury yields to all-time lows. Significant selling in U.S. dollar (USD) fixed-income markets eventually stressed market functionality and led to price dislocations in all segments, even Treasury bonds. As the “liquidity grab” by investors gathered pace in mid-March, historical asset-class return relationships broke down and performance became almost entirely correlated. (Correlation is defined as the degree to which assets or asset-class prices have moved in relation to one another. Correlation ranges from -1, always moving in opposite directions; through 0, absolutely independent; to 1, always moving together.)
The liquidity stress was greatest in the securitized credit sectors of nonagency mortgage-backed securities (MBS), asset-backed securities (ABS), and commercial-mortgage backed securities (CMBS), which have traditionally had a narrower buyer base than corporate bonds. Those markets faced forced selling by real estate investment trusts (REITs) and other leveraged investors, and by certain mutual funds, as concerns escalated over the impact of the pandemic on the U.S. employment situation and on the ability of homeowners and businesses to service their mortgages.
The policy response to the market and economic turmoil from both central banks and government authorities was swift, as they sought to keep businesses and consumers from going under. The Fed slashed the target range of the benchmark federal funds rate to zero in mid-March, resurrected its 2008 financial crisis-era lending facilities, and launched a
Pioneer Bond Fund | Annual Report | 6/30/20 5

wide-ranging bond-purchase program. On the fiscal side, the U.S. Congress and the White House agreed upon a $2.2 trillion stimulus package in late March, and later approved additional aid packages in the second quarter.
The extraordinary support from policy makers in the wake of the pandemic had a positive effect on the markets as the second quarter got underway. Investor optimism also rose on the prospects that steps taken towards reopening the economy would support something resembling a “V-shaped” recovery (that is, a swift, sharp rise). The result was a revival of sentiment towards the riskier assets that the market had been so quick to shun at the height of the pandemic crisis. The shift in investors’ appetites allowed credit-sensitive areas of the bond market to recover much of their earlier losses over April and May. June saw the return of some market volatility as well as a widening in credit spreads as COVID-19 cases surged in a few states that had re-opened earlier than others, reigniting shutdown concerns. (Credit spreads are commonly defined as the differences in yield between Treasuries and other types of fixed-income securities with similar maturities.)
For the full 12-month period ended June 30, 2020, the investment-grade corporate bond market posted a positive return of 9.50%, while high-yield corporate bond performance was essentially flat, at 0.03% (according to the Bloomberg Barclays U.S. Corporate Bond Index and Bloomberg Barclays U.S. Corporate High Yield Index, respectively). Treasuries led performance among investment-grade sectors over the 12-month period, given the steep decline in yields seen over the first quarter of 2020. Securitized assets ended the period in positive territory, while lagging returns of both investment-grade corporates and Treasuries.
Q    What factors influenced the Fund’s performance relative to the Bloomberg Barclays Index during the 12-month period ended June 30, 2020?
A    Asset allocation was the main driver of the Fund’s benchmark-relative underperformance for the 12-month period, while a tilt toward lower-quality securities in the portfolio within spread sectors also weighed on relative returns. Other detractors from the Fund’s benchmark-relative returns over the 12-month period included security selection results and positioning with respect to overall portfolio duration. (Spread sectors represent non-governmental fixed-income market sectors that offer higher yields, at greater risk, than governmental investments. Duration is a measure of the sensitivity of the price, or the value of principal, of a fixed-income investment to a change in interest rates, expressed as a number of years.)
With respect to sector allocation, detractors from benchmark-relative performance primarily reflect the Fund’s overweights to securitized assets and corporate credit, and a corresponding underweight to U.S. Treasuries,
6 Pioneer Bond Fund | Annual Report | 6/30/20

which performed well over the 12-month period. The Fund’s significant exposure to non-agency MBS within securitized assets had the largest negative effect on relative returns. Non-agency MBS sold off in March due to the illiquidity issues discussed earlier, and because of fundamental concerns over the potential for increased delinquencies and defaults in the wake of the economic damage wrought by COVID-19.
The portfolio’s lack of exposure to nominal U.S. Treasuries detracted significantly from the Fund’s benchmark-relative performance over the 12-month period as credit-sensitive sectors underperformed Treasuries in the flight-to-quality market environment we experienced in the first quarter of 2020. We had based the Fund’s positioning within Treasuries on our view heading into the new calendar year that the U.S. economy was poised for strong performance in 2020, a forecast that the emergence of COVID-19 derailed. The Treasury exposure we did maintain in the portfolio was a roughly 5% allocation to Treasury inflation-protected securities (TIPS), which underperformed as liquidity became a significant issue and inflation expectations fell dramatically.
Within investment-grade corporates, while the Fund’s overweight to industrials proved a headwind for relative returns, positive security selection results in the sector largely offset that negative. The Fund’s positioning in utilities was a slight positive for benchmark-relative performance, while positioning within financials had an essentially neutral impact on relative results.
Exposure to insurance-linked securities (ILS), which are sponsored by property-and-casualty insurers to help mitigate the risk of having to payout large claims in the wake of a natural disaster, made a modest, positive contribution to the Fund’s benchmark-relative performance. We typically have maintained a strategic allocation to ILS in the portfolio, as we believe they may provide both attractive income and incremental diversification* for the Fund.
The Fund’s positioning with respect to duration detracted from benchmark-relative performance in a period that saw interest rates fall rather significantly. We had maintained the portfolio’s overall duration in a range modestly below that of the Bloomberg Barclays Index, which constrained the Fund’s relative returns as Treasury yields declined over the 12-month period. In addition, the portfolio’s allocation to securitized assets suffered from the negative impact of the market’s expectations for a rise in prepayment activity (on mortgages and other debt obligations), given that interest rates moved sharply lower during the final months of the period.
*     Diversification does not assure profit nor protect against loss.
Pioneer Bond Fund | Annual Report | 6/30/20 7

Q    Did the Fund have any exposure to derivative securities during the 12-month period ended June 30, 2020? If so, did the derivatives have any material impact on performance?
A    Yes, we invested the Fund in Treasury futures and credit-default swaps during the 12-month period. We have invested in Treasury futures as part of our duration-management strategy for the portfolio. We believe the use of Treasury futures allows us to express our views on duration and yield-curve positioning in the most efficient manner. We have invested the Fund in credit-default swaps to either gain or reduce portfolio exposure to investment-grade or high-yield corporate bonds very quickly, as cash-bond transactions take a little more time to settle and have a higher liquidity cost.
The use of derivatives has allowed the Fund to benefit from the performance of the targeted asset classes, while retaining a better liquidity profile, which in turn may help to reduce risk. Treasury futures generally have not had an impact on the Fund’s performance, as we have used them primarily for hedging purposes. The credit-based derivatives had a modest effect on the Fund’s performance over the 12-month period.
Q    What factors affected the Fund’s yield, or distributions** to shareholders, during the 12-month period ended June 30, 2020?
A    The sharp, downward trajectory of Treasury yields weighed on the Fund’s distributions during the 12-month period, although the widening of credit spreads helped to offset some of the decline.
Q    What is your investment outlook, and how is the Fund positioned heading into its new fiscal year?
A    We expect that U.S. economic activity may continue to recover, but at a slower and more uneven pace relative to the re-opening “bounce” we witnessed for much of the second quarter of 2020. We believe there is a strong case to be made for additional federal government support for the economy in the near term. Enhanced unemployment benefits are scheduled to expire shortly, state and local governments need help bridging tax-revenue shortfalls, and delayed or suspended re-openings in some states could very well increase financial stress on small businesses. While passage of a fourth fiscal stimulus package seems likely, the legislative and political process may create near-term market volatility.
**    Distributions are not guaranteed.
8 Pioneer Bond Fund | Annual Report | 6/30/20

On the monetary side, we believe the Fed could keep its benchmark overnight lending rate at effectively zero for quite some time, possibly until the end of 2022. Should that scenario unfold, short-dated Treasury yields would likely remain low. In addition, we believe the yield curve could steepen further, with longer-maturity yields rising as economic activity picks up and issuance of Treasury notes increases substantially.
On balance, we do not look for the U.S. economic activity to return to pre-COVID levels until well into 2021, as many segments such as travel, hospitality, and consumer services could continue to struggle due to lingering concerns about the virus as well as structural changes.
The combination of attractive spreads, positive economic momentum, and supportive supply/demand dynamics have led us to enter the second half of 2020 with a constructive stance on the credit markets. As of the end of the 12-month period, corporate bond and securitized credit spreads were offering attractive long-term value across a number of sectors, in our opinion. That said, we expect that selectivity with regard to choosing investments will become even more important, given the partial recovery in spreads during the second quarter of 2020 and the eventual dialing back of policy support from the Fed and the U.S. government.
As the world waits for a medical solution and learns how to live with the virus, we believe the key question still awaiting an answer is what type of activities are acceptable, without leading to an unacceptable rise in infections? Government restrictions and other recommendations seem to have had a material impact on virus spread over the past few months. Therefore, at this point, we believe individuals’ choices about what activities they are and are not comfortable with will be as important a driver of economic re-engagement and recovery as any other factor currently in play.
With regard to specific positioning, within the Fund’s allocation to corporates, we have been focused on investments in what we believe are higher-quality issuers that have lower sensitivity to the economic cycle, and issuers that have so far been less-affected by the COVID-19 shutdowns. While valuations of securitized assets have not recovered to the same degree as corporates, we have continued to hold the Fund’s positions within the asset class, as we believe there remains a liquidity premium in the sector and we do not anticipate any meaningful impairment. The Fund did realize modest losses on some securitized-asset positions we sold during the 12-month period in order to fund purchases of new corporate issues that came to the market at historically wide spreads, which in our view offered better risk/return profiles.
Pioneer Bond Fund | Annual Report | 6/30/20 9

Please refer to the Schedule of Investments on pages 20–89 for a full listing of Fund securities.
All investments are subject to risk, including the possible loss of principal. In the past several years, financial markets have experienced increased volatility and heightened uncertainty. The market prices of securities may go up or down, sometimes rapidly or unpredictably, due to general market conditions, such as real or perceived adverse economic, political, or regulatory conditions, recessions, inflation, changes in interest or currency rates, lack of liquidity in the bond markets, the spread of infectious illness or other public health issues or adverse investor sentiment. These conditions may continue, recur, worsen or spread.
When interest rates rise, the prices of fixed-income securities in the Fund will generally fall. Conversely, when interest rates fall, the prices of fixed-income securities in the Fund will generally rise.
Investments in the Fund are subject to possible loss due to the financial failure of the issuers of the underlying securities and their inability to meet their debt obligations.
Prepayment risk is the chance that an issuer may exercise its right to prepay its security, if falling interest rates prompt the issuer to do so. Forced to reinvest the unanticipated proceeds at lower interest rates, the Fund would experience a decline in income and lose the opportunity for additional price appreciation.
Investments in high-yield or lower-rated securities are subject to greater-than-average price volatility, illiquidity and possibility of default.
The securities issued by U.S. Government-sponsored entities (i.e., Fannie Mae, Freddie Mac) are neither guaranteed nor issued by the U.S. Government.
The portfolio may invest in mortgage-backed securities, which during times of fluctuating interest rates may increase or decrease more than other fixed-income securities. Mortgage-backed securities are also subject to pre-payments.
At times, the Fund’s investments may represent industries or industry sectors that are interrelated or have common risks, making the Fund more susceptible to any economic, political, or regulatory developments or other risks affecting those industries and sectors.
These risks may increase share price volatility.
Before investing, consider the product’s investment objectives, risks, charges and expenses. Contact your advisor or Amundi Pioneer Asset Management, Inc., for a prospectus or summary prospectus containing this information. Read it carefully.
Any information in this shareholder report regarding market or economic trends or the factors influencing the Fund’s historical or future performance are statements of opinion as of the date of this report. Past performance is no guarantee of future results.
10 Pioneer Bond Fund | Annual Report | 6/30/20

Portfolio Summary | 6/30/20

Portfolio Diversification

(As a percentage of total investments)*

10 Largest Holdings

(As a percentage of total investments)*

1.	U.S. Treasury Bills, 7/21/20	3.29%
2.	U.S. Treasury Bills, 8/13/20	1.64
3.	U.S. Treasury Inflation Indexed Bonds, 1.0%, 2/15/48	1.40
4.	Fannie Mae, 4.5%, 7/1/50 (TBA)	1.34
5.	U.S. Treasury Inflation Indexed Bonds, 1.0%, 2/15/49	1.14
6.	Fannie Mae, 2.5%, 12/30/99 (TBA)	0.99
7.	U.S. Treasury Inflation Indexed Bonds, 0.875%, 2/15/47	0.83
8.	Anheuser-Busch InBev Worldwide, Inc., 5.55%, 1/23/49	0.76
9.	Fannie Mae, 3.5%, 7/1/50 (TBA)	0.76
10.	Wells Fargo & Co., 7.5%	0.72

*  Excludes temporary cash investments and all derivative contracts except for options purchased. The Fund is actively managed, and current holdings may be different. The holdings listed should not be considered recommendations to buy or sell any securities.
Pioneer Bond Fund | Annual Report | 6/30/20 11

Prices and Distributions | 6/30/20

Net Asset Value per Share

Class	6/30/20	6/30/19
A	$ 9.98	$9.79
C	$ 9.87	$9.68
K	$ 9.98	$9.78
R	$10.07	$9.88
Y	$ 9.89	$9.70

Distributions per Share: 7/1/19–6/30/20

	Net Investment	Short-Term	Long-Term
Class	Income	Capital Gains	Capital Gains
A	$0.2911	$ —	$ —
C	$0.2267	$ —	$ —
K	$0.3398	$ —	$ —
R	$0.2715	$ —	$ —
Y	$0.3265	$ —	$ —

Index Definition

The Bloomberg Barclays U.S. Aggregate Bond Index is an unmanaged measure of the U.S. bond market. Index returns are calculated monthly, assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees, expenses or sales charges. It is not possible to invest directly in an index.
The index defined here pertains to the “Value of $10,000 Investment” and “Value of $5 Million Investment” charts on pages 13–17.
12 Pioneer Bond Fund | Annual Report | 6/30/20

Performance Update | 6/30/20	Class A Shares

Investment Returns

The mountain chart on the right shows the change in value of a $10,000 investment made in Class A shares of Pioneer Bond Fund at public offering price during the periods shown, compared to that of the Bloomberg Barclays U.S. Aggregate Bond Index.

Average Annual Total Returns
(As of June 30, 2020)
			Bloomberg
	Net	Public	Barclays U.S.
	Asset	Offering	Aggregate
	Value	Price	Bond
Period	(NAV)	(POP)	Index
10 years	4.19%	3.72%	3.82%
5 years	3.67	2.72	4.30
1 year	5.01	0.29	8.74

Expense Ratio
(Per prospectus dated November 1, 2019)
Gross
0.84%

Call 1-800-225-6292 or visit www.amundipioneer.com/us for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.
The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.
NAV results represent the percent change in net asset value per share. NAV returns would have been lower had sales charges been reflected. POP returns reflect deduction of maximum 4.50% sales charge. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.
Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.
The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.
Please refer to the financial highlights for a more current expense ratio.
Pioneer Bond Fund | Annual Report | 6/30/20 13

Performance Update | 6/30/20	Class C Shares

Investment Returns

The mountain chart on the right shows the change in value of a $10,000 investment made in Class C shares of Pioneer Bond Fund during the periods shown, compared to that of the Bloomberg Barclays U.S. Aggregate Bond Index.

Average Annual Total Returns
(As of June 30, 2020)
			Bloomberg
			Barclays U.S.
			Aggregate
	If	If	Bond
Period	Held	Redeemed	Index
10 years	3.38%	3.38%	3.82%
5 years	2.95	2.95	4.30
1 year	4.38	4.38	8.74

Expense Ratio
(Per prospectus dated November 1, 2019)
Gross
1.49%

Call 1-800-225-6292 or visit www.amundipioneer.com/us for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.
The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.
Class C shares held for less than one year are also subject to a 1% contingent deferred sales charge (CDSC). If you paid a 1% sales charge, your returns would be lower than those shown above. “If Held” results represent the percent change in net asset value per share. NAV returns would have been lower had sales charges been reflected. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.
Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.
The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.
Please refer to the financial highlights for a more current expense ratio.
14 Pioneer Bond Fund | Annual Report | 6/30/20

Performance Update | 6/30/20	Class K Shares

Investment Returns

The mountain chart on the right shows the change in value of a $5 million investment made in Class K shares of Pioneer Bond Fund during the periods shown, compared to that of the Bloomberg Barclays U.S. Aggregate Bond Index.

Average Annual Total Returns
(As of June 30, 2020)
		Bloomberg
	Net	Barclays U.S.
	Asset	Aggregate
	Value	Bond
Period	(NAV)	Index
10 years	4.50%	3.82%
5 years	4.11	4.30
1 year	5.65	8.74

Expense Ratio
(Per prospectus dated November 1, 2019)
Gross
0.34%

Call 1-800-225-6292 or visit www.amundipioneer.com/us for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.
The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.
The performance shown for Class K shares for the period prior to the commencement of operations of Class K shares on December 20, 2012, is the net asset value performance of the Fund’s Class A shares, which has not been restated to reflect any differences in expenses, including Rule 12b-1 fees applicable to Class A shares. Since fees for Class A shares generally are higher than those of Class K shares, the performance of Class K shares prior to their inception would have been higher than the performance shown. Class K shares are not subject to sales charges and are available for limited groups of eligible investors, including institutional investors. All results are historical and assume the reinvestment of dividends and capital gains.
Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.
The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.
Please refer to the financial highlights for a more current expense ratio.
Pioneer Bond Fund | Annual Report | 6/30/20 15

Performance Update | 6/30/20	Class R Shares

Investment Returns

The mountain chart on the right shows the change in value of a $10,000 investment made in Class R shares of Pioneer Bond Fund during the periods shown, compared to that of the Bloomberg Barclays U.S. Aggregate Bond Index.

Average Annual Total Returns
(As of June 30, 2020)
		Bloomberg
	Net	Barclays U.S.
	Asset	Aggregate
	Value	Bond
Period	(NAV)	Index
10 years	3.88%	3.82%
5 years	3.41	4.30
1 year	4.76	8.74

Expense Ratio
(Per prospectus dated November 1, 2019)
Gross
1.09%

Call 1-800-225-6292 or visit www.amundipioneer.com/us for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.
The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.
Class R shares are not subject to sales charges and are available for limited groups of eligible investors, including institutional investors. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.
Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.
The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.
Please refer to the financial highlights for a more current expense ratio.
16 Pioneer Bond Fund | Annual Report | 6/30/20

Performance Update | 6/30/20	Class Y Shares

Investment Returns

The mountain chart on the right shows the change in value of a $5 million investment made in Class Y shares of Pioneer Bond Fund during the periods shown, compared to that of the Bloomberg Barclays U.S. Aggregate Bond Index.

Average Annual Total Returns
(As of June 30, 2020)
		Bloomberg
	Net	Barclays U.S.
	Asset	Aggregate
	Value	Bond
Period	(NAV)	Index
10 years	4.47%	3.82%
5 years	4.00	4.30
1 year	5.44	8.74

Expense Ratio
(Per prospectus dated November 1, 2019)
Gross
0.46%

Call 1-800-225-6292 or visit www.amundipioneer.com/us for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.
The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.
Class Y shares are not subject to sales charges and are available for limited groups of eligible investors, including institutional investors. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.
Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.
The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.
Please refer to the financial highlights for a more current expense ratio.
Pioneer Bond Fund | Annual Report | 6/30/20 17

Comparing Ongoing Fund Expenses
As a shareowner in the Fund, you incur two types of costs:
(1)   ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses; and
(2)   transaction costs, including sales charges (loads) on purchase payments.
This example is intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 at the beginning of the Fund’s latest six-month period and held throughout the six months.
Using the Tables

Actual Expenses
The first table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period as follows:
(1)   Divide your account value by $1,000
Example: an $8,600 account value ÷ $1,000 = 8.6
(2)   Multiply the result in (1) above by the corresponding share class’s number in the third row under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
Expenses Paid on a $1,000 Investment in Pioneer Bond Fund
Based on actual returns from January 1, 2020 through June 30, 2020.

Share Class	A	C	K	R	Y
Beginning	$1,000.00	$1,000.00	$1,000.00	$1,000	$1,000.00
Account Value
on 1/1/20
Ending Account	$1,050.10	$1,043.80	$1,056.50	$1,047.60	$1,054.40
Value (after
expenses)
on 6/30/20
Expenses Paid	$4.13	$7.29	$1.71	$5.43	$2.27
During Period*

*  Expenses are equal to the Fund’s annualized expense ratio of 0.82%, 1.45%, 0.34%, 1.08%, and 0.45% for Class A, Class C, Class K, Class R, and Class Y shares, respectively, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period).
18 Pioneer Bond Fund | Annual Report | 6/30/20

Hypothetical Example for Comparison Purposes
The table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) that are charged at the time of the transaction. Therefore, the table below is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.
Expenses Paid on a $1,000 Investment in Pioneer Bond Fund
Based on a hypothetical 5% per year return before expenses, reflecting the period from January 1, 2020 through June 30, 2020.

Share Class	A	C	K	R	Y
Beginning	$1,000.00	$1,000.00	$1,000.00	$1,000	$1,000.00
Account Value
on 1/1/20
Ending Account	$1,020.79	$1,017.65	$1,023.17	$1,019.49	$1,022.63
Value (after
expenses)
on 6/30/20
Expenses Paid	$4.12	$7.27	$1.71	$5.42	$2.26
During Period*

*  Expenses are equal to the Fund’s annualized expense ratio of 0.82%, 1.45%, 0.34%, 1.08%, and 0.45% for Class A, Class C, Class K, Class R, and Class Y shares, respectively, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period).
Pioneer Bond Fund | Annual Report | 6/30/20 19

Schedule of Investments | 6/30/20

Shares		Value
UNAFFILIATED ISSUERS — 102.7%
CONVERTIBLE PREFERRED STOCKS — 1.1%
of Net Assets
Banks — 1.1%
17,169(a)	Bank of America Corp., 7.25%	$ 23,044,232
33,980(a)	Wells Fargo & Co., 7.5%	44,072,060
	Total Banks	$ 67,116,292
TOTAL CONVERTIBLE PREFERRED STOCKS
	(Cost $69,808,790)	$ 67,116,292

Principal
Amount
USD ($)
	ASSET BACKED SECURITIES — 14.5%
	of Net Assets
561,842(b)	321 Henderson Receivables I LLC, Series 2005-1A,
	Class A1, 0.415% (1 Month USD LIBOR +
	23 bps), 11/15/40 (144A)	$ 535,037
500,000	321 Henderson Receivables III LLC, Series 2008-1A,
	Class B, 8.37%, 1/15/46 (144A)	631,842
1,250,000(b)	522 Funding CLO I, Ltd., Series 2019-1A, Class D,
	5.749% (3 Month USD LIBOR + 420 bps),
	1/15/33 (144A)	1,223,076
12,500,000	A10 Bridge Asset Financing LLC, Series 2019-B,
	Class A1, 3.085%, 8/15/40 (144A)	12,935,894
2,631,732	Access Point Funding I LLC, Series 2017-A, Class B,
	3.97%, 4/15/29 (144A)	2,642,456
4,000,000	American Credit Acceptance Receivables Trust,
	Series 2019-2, Class E, 4.29%, 6/12/25 (144A)	3,950,964
800,000	Amur Equipment Finance Receivables V LLC,
	Series 2018-1A, Class C, 3.74%, 4/22/24 (144A)	814,319
1,249,999	Amur Equipment Finance Receivables V LLC,
	Series 2018-1A, Class D, 3.98%, 4/22/24 (144A)	1,273,356
1,675,000	Amur Equipment Finance Receivables VI LLC,
	Series 2018-2A, Class C, 4.27%, 1/20/23 (144A)	1,740,715
5,784,000	Amur Equipment Finance Receivables VI LLC,
	Series 2018-2A, Class D, 4.45%, 6/20/23 (144A)	6,008,454
3,833,000	Amur Equipment Finance Receivables VII LLC,
	Series 2019-1A, Class B, 2.8%, 3/20/25 (144A)	3,804,284
2,676,000	Amur Equipment Finance Receivables VII LLC,
	Series 2019-1A, Class E, 4.47%, 3/20/25 (144A)	2,577,299
5,900,000	Aqua Finance Trust, Series 2019-A, Class C, 4.01%,
	7/16/40 (144A)	5,282,699
7,000,000	Arivo Acceptance Auto Loan Receivables Trust,
	Series 2019-1, Class B, 3.37%, 6/15/25 (144A)	6,904,624
3,000,000(b)	ASSURANT CLO III, Ltd., Series 2018-2A,
	Class E, 7.285% (3 Month USD LIBOR + 615 bps),
	10/20/31 (144A)	2,525,505
1,750,000	Avid Automobile Receivables Trust, Series 2018-1,
	Class B, 3.85%, 7/15/24 (144A)	1,771,230

The accompanying notes are an integral part of these financial statements.
20 Pioneer Bond Fund | Annual Report | 6/30/20

Principal
Amount
USD ($)		Value
	ASSET BACKED SECURITIES — (continued)
2,000,000	Avid Automobile Receivables Trust, Series 2019-1,
	Class C, 3.14%, 7/15/26 (144A)	$ 2,020,036
8,750,000(b)	Battalion CLO XV, Ltd., Series 2020-15A, Class D,
	4.912% (3 Month USD LIBOR + 325 bps),
	1/17/33 (144A)	8,169,665
2,301,000(c)	Bayview Opportunity Master Fund IVb Trust, Series
	2017-SPL3, Class B2, 4.75%, 11/28/53 (144A)	2,444,421
1,416,000	BCC Funding XIV LLC, Series 2018-1A, Class B,
	3.39%, 8/21/23 (144A)	1,438,017
2,000,000(b)	Benefit Street Partners CLO XIX, Ltd., Series 2019-19A,
	Class E, 8.898% (3 Month USD LIBOR +
	702 bps), 1/15/33 (144A)	1,829,698
672,917	BXG Receivables Note Trust, Series 2015-A, Class A,
	2.88%, 5/2/30 (144A)	668,405
2,500,000(b)	Carlyle US CLO, Ltd., Series 2019-4A, Class C,
	5.559% (3 Month USD LIBOR + 400 bps),
	1/15/33 (144A)	2,398,785
8,448,611(c)	Cascade MH Asset Trust, Series 2019-MH1, Class A,
	4.0%, 11/25/44 (144A)	8,379,193
8,600,000	CIG Auto Receivables Trust, Series 2019-1A, Class B,
	3.59%, 8/15/24 (144A)	8,856,106
806,404(b)	Commonbond Student Loan Trust, Series 2017-BGS,
	Class A2, 0.835% (1 Month USD LIBOR +
	65 bps), 9/25/42 (144A)	793,669
621,810	Conn’s Receivables Funding LLC, Series 2019-A,
	Class A, 3.4%, 10/16/23 (144A)	614,055
4,790,000	Conn’s Receivables Funding LLC, Series 2019-B,
	Class B, 3.62%, 6/17/24 (144A)	4,608,249
7,600,000	Continental Credit Card ABS LLC, Series 2019-1A,
	Class A, 3.83%, 8/15/26 (144A)	7,474,811
3,000,000	CoreVest American Finance Trust, Series 2017-1,
	Class C, 3.756%, 10/15/49 (144A)	3,013,687
1,351,205	Diamond Resorts Owner Trust, Series 2019-1A,
	Class B, 3.53%, 2/20/32 (144A)	1,295,588
9,253,500	Domino’s Pizza Master Issuer LLC, Series 2019-1A,
	Class A2, 3.668%, 10/25/49 (144A)	9,693,874
188,334(b)	DRB Prime Student Loan Trust, Series 2016-B,
	Class A1, 1.985% (1 Month USD LIBOR + 180 bps),
	6/25/40 (144A)	189,667
288,530	Drive Auto Receivables Trust, Series 2018-1, Class C,
	3.22%, 3/15/23	288,876
4,000,000	Drive Auto Receivables Trust, Series 2019-1, Class C,
	3.78%, 4/15/25	4,049,010
2,400,000	Drive Auto Receivables Trust, Series 2020-2, Class C,
	2.28%, 8/17/26	2,423,881
1,650,000	Drive Auto Receivables Trust, Series 2020-2, Class D,
	3.05%, 5/15/28	1,673,329

The accompanying notes are an integral part of these financial statements.
Pioneer Bond Fund | Annual Report | 6/30/20 21

Schedule of Investments | 6/30/20 (continued)

Principal
Amount
USD ($)		Value
	ASSET BACKED SECURITIES — (continued)
4,200,000(b)	Dryden 78 CLO, Ltd., Series 2020-78A, Class E,
	7.867% (3 Month USD LIBOR + 660 bps),
	4/17/33 (144A)	$ 3,818,115
4,500,000	Elm Trust, Series 2018-2A, Class A2, 4.605%,
	10/20/27 (144A)	4,494,119
1,300,000	Engs Commercial Finance Trust, Series 2016-1A,
	Class B, 3.45%, 3/22/22 (144A)	1,305,021
1,900,000	Engs Commercial Finance Trust, Series 2016-1A,
	Class D, 5.22%, 1/22/24 (144A)	1,911,331
4,000,000	ExteNet LLC, Series 2019-1A, Class C, 5.219%,
	7/26/49 (144A)	3,782,297
5,000,000	Fair Square Issuance Trust, Series 2020-AA, Class C,
	5.4%, 9/20/24 (144A)	4,762,512
1,445,475	FCI Funding LLC, Series 2019-1A, Class A, 3.63%,
	2/18/31 (144A)	1,456,586
1,779,046	FCI Funding LLC, Series 2019-1A, Class B, 0.0%,
	2/18/31 (144A)	1,795,852
10,021,711	Finance of America Structured Securities Trust, Series
	2019-A, Class JR2, 0.0%, 3/25/69	10,725,423
3,000,000(c)	Finance of America Structured Securities Trust, Series
	2019-HB1, Class M2, 3.676%, 4/25/29 (144A)	3,039,000
1,700,000(c)	Finance of America Structured Securities Trust, Series
	2019-HB1, Class M3, 3.813%, 4/25/29 (144A)	1,542,240
21,549,147	Finance of America Structured Securities Trust, Series
	2019-JR3, Class JR2, 2.0%, 9/25/69	22,303,094
4,500,000(b)	First Eagle BSL CLO, Ltd., Series 2019-1A, Class C,
	6.225% (3 Month USD LIBOR + 435 bps),
	1/20/33 (144A)	4,036,585
1,000,000(b)	First Eagle BSL CLO, Ltd., Series 2019-1A, Class D,
	9.575% (3 Month USD LIBOR + 770 bps),
	1/20/33 (144A)	878,661
3,750,000	Foundation Finance Trust, Series 2019-1A, Class B,
	4.22%, 11/15/34 (144A)	3,496,017
4,200,000	Four Seas LP, Series 2017-1A, Class A2, 5.927%,
	8/28/27 (144A)	3,822,000
1,750,000	Foursight Capital Automobile Receivables Trust, Series
	2019-1, Class D, 3.27%, 6/16/25 (144A)	1,785,650
5,080,000	Genesis Sales Finance Master Trust, Series 2019-AA,
	Class A, 4.68%, 8/20/23 (144A)	5,054,410
6,000,000	GLS Auto Receivables Issuer Trust, Series 2019-1A,
	Class C, 3.87%, 12/16/24 (144A)	6,126,784
4,390,000(b)	Goldentree Loan Management US CLO 6, Ltd.,
	Series 2019-6A, Class D, 4.985% (3 Month USD
	LIBOR + 385 bps), 1/20/33 (144A)	4,301,120
4,259,138	Hardee’s Funding LLC, Series 2018-1A, Class A2II,
	4.959%, 6/20/48 (144A)	4,216,291
5,000,000(b)	Harriman Park CLO, Ltd., Series 2020-1A, Class D,
	3.64% (3 Month USD LIBOR + 364 bps),
	4/20/31 (144A)	4,867,285

The accompanying notes are an integral part of these financial statements.
22 Pioneer Bond Fund | Annual Report | 6/30/20

Principal
Amount
USD ($)		Value
	ASSET BACKED SECURITIES — (continued)
1,850,000	Hertz Fleet Lease Funding LP, Series 2018-1, Class C,
	3.77%, 5/10/32 (144A)	$ 1,764,515
2,800,000	Hertz Fleet Lease Funding LP, Series 2018-1, Class D,
	4.17%, 5/10/32 (144A)	2,640,851
4,248,000	HOA Funding LLC, Series 2014-1A, Class A2, 4.846%,
	8/20/44 (144A)	3,867,039
3,974,424(b)	Home Partners of America Trust, Series 2018-1,
	Class A, 1.094% (1 Month USD LIBOR + 90 bps),
	7/17/37 (144A)	3,916,029
3,603,878	Home Partners of America Trust, Series 2019-1,
	Class D, 3.406%, 9/17/39 (144A)	3,559,291
4,957,964	Home Partners of America Trust, Series 2019-2,
	Class E, 3.32%, 10/19/39 (144A)	4,597,996
5,250,000	Horizon Funding, Series 2019-1A, Class A1, 4.21%,
	9/15/27 (144A)	5,145,000
702,533	Icon Brand Holdings LLC, Series 2012-1A, Class A,
	4.229%, 1/25/43 (144A)	470,714
192,750	Icon Brand Holdings LLC, Series 2013-1A, Class A2,
	4.352%, 1/25/43 (144A)	129,151
3,650,000(b)	Invitation Homes Trust, Series 2018-SFR1, Class C,
	1.444% (1 Month USD LIBOR + 125 bps), 3/17/37
	(144A)	3,588,351
4,730,000(b)	Invitation Homes Trust, Series 2018-SFR2, Class D,
	1.635% (1 Month USD LIBOR + 145 bps), 6/17/37
	(144A)	4,581,867
6,860,000(b)	Invitation Homes Trust, Series 2018-SFR3, Class D,
	1.844% (1 Month USD LIBOR + 165 bps), 7/17/37
	(144A)	6,711,263
8,960,000(b)	Invitation Homes Trust, Series 2018-SFR3, Class E,
	2.194% (1 Month USD LIBOR + 200 bps), 7/17/37
	(144A)	8,517,486
284,574	JG Wentworth XXII LLC, Series 2010-3A, Class A,
	3.82%, 12/15/48 (144A)	295,429
3,731,763	JG Wentworth XLI LLC, Series 2018-1A, Class A,
	3.74%, 10/17/72 (144A)	4,096,525
6,276,714	JG Wentworth XLIII LLC, Series 2019-1A, Class A,
	3.82%, 8/17/71 (144A)	6,916,085
14,500,000	Kabbage Funding LLC, Series 2019-1, Class B,
	4.071%, 3/15/24 (144A)	12,327,801
3,200,000(b)	Kayne CLO 7, Ltd., Series 2020-7A, Class E, 7.907%
	(3 Month USD LIBOR + 650 bps), 4/17/33 (144A)	2,997,453
2,100,000	LL ABS Trust, Series 2019-1A, Class B, 3.52%,
	3/15/27 (144A)	2,051,480
6,000,000(b)	M360 LLC, Series 2019-CRE2, Class A, 1.585%
	(1 Month USD LIBOR + 140 bps), 9/15/34 (144A)	5,822,660
4,850,000(b)	Madison Park Funding XXII, Ltd., Series 2016-22A,
	Class ER, 7.919% (3 Month USD LIBOR +
	670 bps), 1/15/33 (144A)	4,268,209

The accompanying notes are an integral part of these financial statements.
Pioneer Bond Fund | Annual Report | 6/30/20 23

Schedule of Investments | 6/30/20 (continued)

Principal
Amount
USD ($)		Value
	ASSET BACKED SECURITIES — (continued)
3,750,000(b)	Madison Park Funding XXXVI, Ltd., Series 2019-36A,
	Class D, 5.692% (3 Month USD LIBOR +
	375 bps), 1/15/33 (144A)	$ 3,632,839
4,400,000(b)	Madison Park Funding XXXVI, Ltd., Series 2019-36A,
	Class E, 9.192% (3 Month USD LIBOR +
	725 bps), 1/15/33 (144A)	4,188,769
5,000,000(b)	Mariner CLO LLC, Series 2015-1A, Class DR2, 3.985%
	(3 Month USD LIBOR + 285 bps), 4/20/29 (144A)	4,673,845
152,211	Marlette Funding Trust, Series 2018-3A, Class A,
	3.2%, 9/15/28 (144A)	152,117
5,950,000	Marlette Funding Trust, Series 2019-2A, Class C,
	4.11%, 7/16/29 (144A)	5,192,174
1,750,000	Marlin Receivables LLC, Series 2018-1A, Class C,
	3.7%, 6/20/23 (144A)	1,755,965
7,107,000(c)	Mill City Mortgage Loan Trust, Series 2018-1,
	Class M2, 3.25%, 5/25/62 (144A)	7,068,867
9,467,816(c)	Mill City Mortgage Loan Trust, Series 2018-3,
	Class M3, 3.25%, 8/25/58 (144A)	9,100,583
3,332,000(c)	Mill City Mortgage Trust, Series 2015-1, Class B3,
	1.867%, 6/25/56 (144A)	3,210,232
3,753,127	Mosaic Solar Loan Trust, Series 2019-2A, Class A,
	2.88%, 9/20/40 (144A)	3,731,788
2,540,000	Mosaic Solar Loan Trust, Series 2019-2A, Class C,
	4.35%, 9/20/40 (144A)	1,919,899
1,600,000	Mosaic Solar Loan Trust, Series 2020-1A, Class A,
	2.1%, 4/20/46 (144A)	1,610,000
2,645,000(c)	Nationstar HECM Loan Trust, Series 2018-3A,
	Class M3, 4.353%, 11/25/28 (144A)	2,578,923
2,850,000(b)	Newark BSL CLO 1, Ltd., Series 2016-1A, Class CR,
	3.991% (3 Month USD LIBOR + 300 bps),
	12/21/29 (144A)	2,647,522
2,686,176(b)	Newtek Small Business Loan Trust, Series 2017-1,
	Class A, 2.185% (1 Month USD LIBOR + 200 bps),
	2/15/43 (144A)	2,622,146
1,711,293	NFAS LLC, Series 2019-1, Class A, 4.172%,
	8/15/24 (144A)	1,659,986
1,500,000	NMEF Funding LLC, Series 2019-A, Class B,
	3.06%, 8/17/26 (144A)	1,519,635
3,000,000	NMEF Funding LLC, Series 2019-A, Class D,
	4.39%, 8/17/26 (144A)	3,061,916
629,947(b)	NovaStar Mortgage Funding Trust, Series 2005-3,
	Class M1, 0.86% (1 Month USD LIBOR +
	68 bps), 1/25/36	628,643
4,904,205	Orange Lake Timeshare Trust, Series 2019-A, Class D,
	4.93%, 4/9/38 (144A)	4,640,526
204,177	Oxford Finance Funding LLC, Series 2016-1A, Class A,
	3.968%, 6/17/24 (144A)	205,091
3,000,000	Oxford Finance Funding LLC, Series 2019-1A, Class B,
	5.438%, 2/15/27 (144A)	2,771,136

The accompanying notes are an integral part of these financial statements.
24 Pioneer Bond Fund | Annual Report | 6/30/20

Principal
Amount
USD ($)		Value
	ASSET BACKED SECURITIES — (continued)
4,000,000(b)	Palmer Square Loan Funding, Ltd., Series 2020-1A,
	Class B, 2.277% (3 Month USD LIBOR +
	190 bps), 2/20/28 (144A)	$ 3,855,304
4,000,000(b)	Palmer Square Loan Funding, Ltd., Series 2020-1A,
	Class D, 5.227% (3 Month USD LIBOR +
	485 bps), 2/20/28 (144A)	3,498,904
5,500,000	Perimeter Master Note Business Trust, Series 2019-2A,
	Class B, 5.21%, 5/15/24 (144A)	5,176,890
5,000,000	PG Receivables Finance, Series 2020-1, Class A1,
	3.968%, 7/20/25 (144A)	4,843,750
2,350,000	PG Receivables Finance, Series 2020-1, Class B,
	4.705%, 7/20/25 (144A)	2,276,562
3,730,000	Progress Residential Trust, Series 2017-SFR1, Class E,
	4.261%, 8/17/34 (144A)	3,798,647
6,180,000	Progress Residential Trust, Series 2017-SFR2, Class E,
	4.142%, 12/17/34 (144A)	6,247,218
3,250,000	Progress Residential Trust, Series 2018-SFR2, Class E,
	4.656%, 8/17/35 (144A)	3,329,260
5,810,000	Progress Residential Trust, Series 2018-SFR3, Class E,
	4.873%, 10/17/35 (144A)	5,987,849
8,370,000	Progress Residential Trust, Series 2019-SFR2, Class E,
	4.142%, 5/17/36 (144A)	8,629,089
1,035,408	Purchasing Power Funding LLC, Series 2018-A, Class A,
	3.34%, 8/15/22 (144A)	1,037,129
8,500,000(b)	Race Point VIII CLO, Ltd., Series 2013-8A, Class CR2,
	2.427% (3 Month USD LIBOR + 205 bps),
	2/20/30 (144A)	8,045,267
4,000,000(b)	Race Point VIII CLO, Ltd., Series 2013-8A, Class DR2,
	3.877% (3 Month USD LIBOR + 350 bps),
	2/20/30 (144A)	3,738,548
8,000,000	Republic Finance Issuance Trust, Series 2019-A,
	Class A, 3.43%, 11/22/27 (144A)	7,959,581
2,000,000(c)	RMF Buyout Issuance Trust, Series 2019-1, Class M3,
	3.011%, 7/25/29 (144A)	1,943,220
1,070,910	SCF Equipment Leasing LLC, Series 2017-2A, Class A,
	3.41%, 12/20/23 (144A)	1,073,579
2,250,000	SCF Equipment Leasing LLC, Series 2018-1A, Class C,
	4.21%, 4/20/27 (144A)	2,290,133
7,400,000	SCF Equipment Leasing LLC, Series 2019-1A, Class C,
	3.92%, 11/20/26 (144A)	7,002,745
3,000,000	SCF Equipment Leasing LLC, Series 2019-2A, Class A2,
	2.47%, 4/20/26 (144A)	3,014,192
4,600,000	SCF Equipment Leasing LLC, Series 2019-2A, Class C,
	3.11%, 6/21/27 (144A)	4,093,344
1,162,000	Small Business Lending Trust, Series 2019-A, Class B,
	3.42%, 7/15/26 (144A)	974,275
4,000,000(b)	Sound Point CLO XXV, Ltd., Series 2019-4A, Class D,
	5.941% (3 Month USD LIBOR + 411 bps),
	1/15/33 (144A)	3,501,960

The accompanying notes are an integral part of these financial statements.
Pioneer Bond Fund | Annual Report | 6/30/20 25

Schedule of Investments | 6/30/20 (continued)

Principal
Amount
USD ($)		Value
	ASSET BACKED SECURITIES — (continued)
4,100,000(b)	Sound Point CLO XXV, Ltd., Series 2019-4A, Class E,
	9.451% (3 Month USD LIBOR + 762 bps),
	1/15/33 (144A)	$ 3,633,112
12,692,973	SpringCastle Funding Asset-Backed Notes, Series
	2019-AA, Class A, 3.2%, 5/27/36 (144A)	12,829,189
1,461,250	STORE Master Funding I LLC, Series 2015-1A,
	Class A1, 3.75%, 4/20/45 (144A)	1,441,711
8,750,000(b)	Symphony CLO XXII, Ltd., Series 2020-22A, Class C,
	3.464% (3 Month USD LIBOR + 215 bps),
	4/18/33 (144A)	8,394,741
3,200,000	Tidewater Auto Receivables Trust, Series 2018-AA,
	Class C, 3.84%, 11/15/24 (144A)	3,260,376
1,078,000	Tidewater Auto Receivables Trust, Series 2018-AA,
	Class D, 4.3%, 11/15/24 (144A)	1,104,120
311,527	TLF National Tax Lien Trust, Series 2017-1A, Class B,
	3.84%, 12/15/29 (144A)	314,118
12,500,000(c)	Towd Point Mortgage Trust, Series 2015-2, Class 1B3,
	3.745%, 11/25/60 (144A)	12,088,096
6,000,000(c)	Towd Point Mortgage Trust, Series 2015-6, Class B1,
	4.022%, 4/25/55 (144A)	6,328,273
9,700,000(c)	Towd Point Mortgage Trust, Series 2016-1, Class B1,
	4.22%, 2/25/55 (144A)	10,278,964
9,750,000(c)	Towd Point Mortgage Trust, Series 2016-2, Class B2,
	3.525%, 8/25/55 (144A)	9,846,028
13,750,000(c)	Towd Point Mortgage Trust, Series 2016-3, Class B1,
	4.128%, 4/25/56 (144A)	14,228,231
9,000,000(c)	Towd Point Mortgage Trust, Series 2016-4, Class B1,
	3.979%, 7/25/56 (144A)	9,152,081
14,130,000(c)	Towd Point Mortgage Trust, Series 2016-4, Class M1,
	3.25%, 7/25/56 (144A)	14,334,379
6,000,000(c)	Towd Point Mortgage Trust, Series 2016-5, Class M2,
	3.375%, 10/25/56 (144A)	5,989,663
11,530,000(c)	Towd Point Mortgage Trust, Series 2017-1, Class B2,
	3.944%, 10/25/56 (144A)	11,216,300
12,925,000(c)	Towd Point Mortgage Trust, Series 2017-2, Class B2,
	4.142%, 4/25/57 (144A)	13,049,018
12,600,000(c)	Towd Point Mortgage Trust, Series 2017-2, Class M2,
	3.75%, 4/25/57 (144A)	12,783,586
13,920,000(c)	Towd Point Mortgage Trust, Series 2017-4, Class B1,
	3.593%, 6/25/57 (144A)	14,184,934
23,000,000(c)	Towd Point Mortgage Trust, Series 2017-4, Class M2,
	3.25%, 6/25/57 (144A)	23,441,000
7,000,000(c)	Towd Point Mortgage Trust, Series 2017-6, Class M1,
	3.25%, 10/25/57 (144A)	7,388,067
12,000,000(c)	Towd Point Mortgage Trust, Series 2017-6, Class M2,
	3.25%, 10/25/57 (144A)	12,271,756
5,161,000(c)	Towd Point Mortgage Trust, Series 2018-1, Class B1,
	3.961%, 1/25/58 (144A)	5,138,175

The accompanying notes are an integral part of these financial statements.
26 Pioneer Bond Fund | Annual Report | 6/30/20

Principal
Amount
USD ($)		Value
	ASSET BACKED SECURITIES — (continued)
11,515,000(c)	Towd Point Mortgage Trust, Series 2018-2, Class A2,
	3.5%, 3/25/58 (144A)	$ 12,101,427
10,996,835(c)	Towd Point Mortgage Trust, Series 2018-3, Class M1,
	3.875%, 5/25/58 (144A)	11,181,330
16,185,000(c)	Towd Point Mortgage Trust, Series 2018-3, Class M2,
	3.875%, 5/25/58 (144A)	15,691,204
13,700,000(c)	Towd Point Mortgage Trust, Series 2018-5, Class A1B,
	3.25%, 7/25/58 (144A)	14,503,023
3,577,340(c)	Towd Point Mortgage Trust, Series 2018-5, Class M1,
	2.852%, 7/25/58 (144A)	3,585,961
4,501,296(c)	Towd Point Mortgage Trust, Series 2018-SJ1, Class A1,
	4.0%, 10/25/58 (144A)	4,541,880
2,536,120(c)	Towd Point Mortgage Trust, Series 2018-SJ1, Class XA,
	5.0%, 10/25/58 (144A)	2,578,860
12,685,000(c)	Towd Point Mortgage Trust, Series 2019-2, Class A2,
	3.75%, 12/25/58 (144A)	13,698,136
900,000(c)	Towd Point Mortgage Trust, Series 2019-3, Class M2,
	4.25%, 2/25/59 (144A)	928,589
13,515,000(b)	Towd Point Mortgage Trust, Series 2019-HY2, Class A2,
	1.585% (1 Month USD LIBOR + 140 bps),
	5/25/58 (144A)	12,984,134
5,780,000(b)	Towd Point Mortgage Trust, Series 2019-HY2, Class M2,
	2.085% (1 Month USD LIBOR + 190 bps),
	5/25/58 (144A)	4,435,212
6,995,893(c)	Towd Point Mortgage Trust, Series 2019-HY2,
	Class XA, 5.0%, 5/25/58 (144A)	6,998,908
7,060,367(c)	Towd Point Mortgage Trust, Series 2019-MH1,
	Class A1, 3.0%, 11/25/58 (144A)	7,193,590
14,550,000(c)	Towd Point Mortgage Trust, Series 2019-SJ3, Class A2,
	3.0%, 11/25/59 (144A)	14,633,158
8,500,000	Tricon American Homes Trust, Series 2017-SFR2,
	Class B, 3.275%, 1/17/36 (144A)	8,786,819
9,411,000	Tricon American Homes Trust, Series 2019-SFR1,
	Class A, 2.75%, 3/17/38 (144A)	9,798,392
2,125,000	United Auto Credit Securitization Trust, Series 2019-1,
	Class E, 4.29%, 8/12/24 (144A)	2,106,273
19,614	United States Small Business Administration,
	6.14%, 1/1/22	20,017
114,712	United States Small Business Administration, Series
	2005-20B, Class 1, 4.625%, 2/1/25	120,809
101,043	United States Small Business Administration, Series
	2005-20E, Class 1, 4.84%, 5/1/25	107,376
166,080	United States Small Business Administration, Series
	2008-20D, Class 1, 5.37%, 4/1/28	182,576
176,383	United States Small Business Administration, Series
	2008-20H, Class 1, 6.02%, 8/1/28	194,422
106,592	United States Small Business Administration, Series
	2008-20J, Class 1, 5.63%, 10/1/28	118,008

The accompanying notes are an integral part of these financial statements.
Pioneer Bond Fund | Annual Report | 6/30/20 27

Schedule of Investments | 6/30/20 (continued)

Principal
Amount
USD ($)		Value
	ASSET BACKED SECURITIES — (continued)
101,469	United States Small Business Administration, Series
	2008-20L, Class 1, 6.22%, 12/1/28	$ 113,907
43,383	United States Small Business Administration, Series
	2009-20A, Class 1, 5.72%, 1/1/29	48,089
99,391	United States Small Business Administration, Series
	2009-20I, Class 1, 4.2%, 9/1/29	107,078
4,000,000	Upstart Securitization Trust, Series 2020-1, Class C,
	4.899%, 4/22/30 (144A)	3,499,652
2,450,000	US Auto Funding LLC, Series 2019-1A, Class B,
	3.99%, 12/15/22 (144A)	2,478,825
364,925	Welk Resorts LLC, Series 2015-AA, Class A, 2.79%,
	6/16/31 (144A)	363,555
1,385,977	Welk Resorts LLC, Series 2017-AA, Class B, 3.41%,
	6/15/33 (144A)	1,335,776
2,058,857	Welk Resorts LLC, Series 2019-AA, Class C, 3.34%,
	6/15/38 (144A)	1,802,747
988,227	Welk Resorts LLC, Series 2019-AA, Class D, 4.03%,
	6/15/38 (144A)	828,161
3,909,844	Westgate Resorts LLC, Series 2018-1A, Class C,
	4.1%, 12/20/31 (144A)	3,723,089
3,870,000	Westlake Automobile Receivables Trust, Series
	2018-3A, Class E, 4.9%, 12/15/23 (144A)	3,981,008
2,900,000	Westlake Automobile Receivables Trust, Series
	2019-3A, Class E, 3.59%, 3/17/25 (144A)	2,817,066
3,220,000	Westlake Automobile Receivables Trust, Series
	2020-2A, Class D, 2.76%, 1/15/26 (144A)	3,232,834
1,228,156	WRG Debt Funding II LLC, Series 2017-1, Class A,
	4.458%, 3/15/26 (144A)	1,238,903
6,400,000(b)	York Clo-4, Ltd., Series 2016-2A, Class CR, 3.285%
	(3 Month USD LIBOR + 215 bps), 4/20/32 (144A)	6,069,760
	TOTAL ASSET BACKED SECURITIES
	(Cost $875,311,088)	$ 866,446,884
	COLLATERALIZED MORTGAGE OBLIGATIONS —
	14.2% of Net Assets
2,800,000	American Homes 4 Rent, Series 2014-SFR3, Class C,
	4.596%, 12/17/36 (144A)	$ 3,025,982
700,000	American Homes 4 Rent, Series 2014-SFR3, Class D,
	5.04%, 12/17/36 (144A)	763,324
1,300,000	American Homes 4 Rent Trust, Series 2015-SFR1,
	Class C, 4.11%, 4/17/52 (144A)	1,416,561
2,320,000(c)	Angel Oak Mortgage Trust I LLC, Series 2019-1,
	Class M1, 4.5%, 11/25/48 (144A)	2,283,748
6,700,000(c)	Angel Oak Mortgage Trust I LLC, Series 2019-2,
	Class M1, 4.065%, 3/25/49 (144A)	6,692,794
2,162,731(c)	Bayview Opportunity Master Fund IVb Trust, Series
	2017-SPL4, Class A, 3.5%, 1/28/55 (144A)	2,204,492

The accompanying notes are an integral part of these financial statements.
28 Pioneer Bond Fund | Annual Report | 6/30/20

Principal
Amount
USD ($)		Value
	COLLATERALIZED MORTGAGE OBLIGATIONS —
	(continued)
2,404,466(b)	Bellemeade Re, Ltd., Series 2018-1A, Class M1B,
	1.785% (1 Month USD LIBOR + 160 bps),
	4/25/28 (144A)	$ 2,380,142
2,679,903(b)	Bellemeade Re, Ltd., Series 2018-2A, Class M1B,
	1.535% (1 Month USD LIBOR + 135 bps),
	8/25/28 (144A)	2,663,713
3,667,248(b)	Bellemeade Re, Ltd., Series 2018-3A, Class M1B,
	2.035% (1 Month USD LIBOR + 185 bps),
	10/25/28 (144A)	3,632,073
5,250,000(b)	Bellemeade Re, Ltd., Series 2018-3A, Class M2,
	2.935% (1 Month USD LIBOR + 275 bps),
	10/25/28 (144A)	4,821,629
4,530,000(b)	Bellemeade Re, Ltd., Series 2019-1A, Class M1B,
	1.935% (1 Month USD LIBOR + 175 bps),
	3/25/29 (144A)	4,217,176
4,060,000(b)	Bellemeade Re, Ltd., Series 2019-1A, Class M2,
	2.885% (1 Month USD LIBOR + 270 bps),
	3/25/29 (144A)	3,157,229
14,250,000(c)	BRAVO Residential Funding Trust, Series 2020-RPL1,
	Class A2, 3.0%, 5/26/59 (144A)	14,790,230
1,950,000	Bunker Hill Loan Depositary Trust, Series 2020-1,
	Class A2, 2.6%, 2/25/55 (144A)	1,949,917
3,250,000	Bunker Hill Loan Depositary Trust, Series 2020-2,
	Class A3, 3.253%, 2/25/55 (144A)	3,249,986
3,372,744(c)	Cascade Funding Mortgage Trust, Series 2018-RM2,
	Class A, 4.0%, 10/25/68 (144A)	3,505,818
3,201,491(c)	Cascade Funding Mortgage Trust, Series 2018-RM2,
	Class C, 4.0%, 10/25/68 (144A)	3,243,110
1,481,076(c)	Chase Home Lending Mortgage Trust, Series 2019-1,
	Class B1, 3.951%, 3/25/50 (144A)	1,537,955
2,721,913(b)	Chase Mortgage Reference Notes, Series 2019-CL1,
	Class M1, 1.535% (1 Month USD LIBOR +
	135 bps), 4/25/47 (144A)	2,526,339
2,681,743(c)	Chase Mortgage Trust, Series 2016-1, Class M3,
	3.75%, 4/25/45 (144A)	2,663,632
2,642,958(c)	Chase Mortgage Trust, Series 2016-SH2, Class M4,
	3.75%, 12/25/45 (144A)	2,622,115
8,203,000(c)	CIM Trust, Series 2020-R2, Class M2, 3.0%,
	10/25/59 (144A)	7,877,874
1,813,598(c)	Citigroup Mortgage Loan Trust, Series 2018-RP2,
	Class A1, 3.5%, 2/25/58 (144A)	1,889,314
4,470,000(c)	Citigroup Mortgage Loan Trust, Series 2019-RP1,
	Class M2, 4.0%, 1/25/66 (144A)	4,526,570
CAD 5,295,382	Classic RMBS Trust, Series 2019-1A, Class A,
	3.064%, 8/16/49 (144A)	3,957,554
20,943	Colony American Finance, Ltd., Series 2015-1,
	Class A, 2.896%, 10/15/47 (144A)	20,930

The accompanying notes are an integral part of these financial statements.
Pioneer Bond Fund | Annual Report | 6/30/20 29

Schedule of Investments | 6/30/20 (continued)

Principal
Amount
USD ($)		Value
	COLLATERALIZED MORTGAGE OBLIGATIONS —
	(continued)
2,400,000(d)	Colony American Finance, Ltd., Series 2016-1,
	Class D, 5.972%, 6/15/48 (144A)	$ 2,463,433
2,400,000(d)	Colony American Finance, Ltd., Series 2016-2,
	Class D, 5.028%, 11/15/48 (144A)	2,467,770
4,100,000(b)	Connecticut Avenue Securities Trust, Series
	2019-HRP1, Class B1, 9.435% (1 Month USD
	LIBOR + 925 bps), 11/25/39 (144A)	3,165,485
11,116,069(b)	Connecticut Avenue Securities Trust, Series
	2019-R01, Class 2M2, 2.635% (1 Month USD
	LIBOR + 245 bps), 7/25/31 (144A)	10,844,392
989,883(b)	Connecticut Avenue Securities Trust, Series 2019-R02,
	Class 1M2, 2.485% (1 Month USD LIBOR +
	230 bps), 8/25/31 (144A)	974,993
3,302,694(b)	Connecticut Avenue Securities Trust, Series 2019-R03,
	Class 1M2, 2.335% (1 Month USD LIBOR +
	215 bps), 9/25/31 (144A)	3,261,296
10,720,000(b)	Connecticut Avenue Securities Trust, Series 2019-R06,
	Class 2M2, 2.285% (1 Month USD LIBOR +
	210 bps), 9/25/39 (144A)	10,397,605
12,710,000(b)	Connecticut Avenue Securities Trust, Series 2019-R07,
	Class 1M2, 2.285% (1 Month USD LIBOR +
	210 bps), 10/25/39 (144A)	12,320,079
5,090,000(b)	Connecticut Avenue Securities Trust, Series 2020-SBT1,
	Class 1M2, 3.835% (1 Month USD LIBOR +
	365 bps), 2/25/40 (144A)	4,758,824
6,450,000(b)	Connecticut Avenue Securities Trust, Series 2020-SBT1,
	Class 2M2, 3.835% (1 Month USD LIBOR +
	365 bps), 2/25/40 (144A)	6,192,368
6,208,699(c)	CSMC Trust, Series 2013-6, Class 2A3, 3.5%,
	8/25/43 (144A)	6,399,053
2,163,990(c)	CSMC Trust, Series 2013-IVR3, Class B4, 3.435%,
	5/25/43 (144A)	2,121,190
2,435,429(c)	CSMC Trust, Series 2013-IVR5, Class B4, 3.644%,
	10/25/43 (144A)	2,434,047
623,942(c)	Deephaven Residential Mortgage Trust, Series
	2017-3A, Class A1, 2.577%, 10/25/47 (144A)	630,072
1,826,129(c)	Deephaven Residential Mortgage Trust, Series
	2018-1A, Class A1, 2.976%, 12/25/57 (144A)	1,843,697
1,450,000(c)	Deephaven Residential Mortgage Trust, Series
	2020-2, Class M1, 4.112%, 5/25/65 (144A)	1,452,748
1,882,384(b)	Eagle Re, Ltd., Series 2018-1, Class M1, 1.885%
	(1 Month USD LIBOR + 170 bps), 11/25/28 (144A)	1,821,452
6,677,369(b)	Eagle Re, Ltd., Series 2019-1, Class M1B, 1.985% (1
	Month USD LIBOR + 180 bps), 4/25/29 (144A)	6,622,175
5,190,345(c)	EverBank Mortgage Loan Trust, Series 2013-2,
	Class A, 3.0%, 6/25/43 (144A)	5,436,395
6,570,387(b)	Fannie Mae Connecticut Avenue Securities, Series
	2016-C05, Class 2M2, 4.635% (1 Month USD
	LIBOR + 445 bps), 1/25/29	6,713,680

The accompanying notes are an integral part of these financial statements.
30 Pioneer Bond Fund | Annual Report | 6/30/20

Principal
Amount
USD ($)		Value
	COLLATERALIZED MORTGAGE OBLIGATIONS —
	(continued)
2,135,131(b)	Fannie Mae Connecticut Avenue Securities, Series
	2018-C04, Class 2M2, 2.735% (1 Month USD
	LIBOR + 255 bps), 12/25/30	$ 2,101,094
377,944(c)	Fannie Mae Grantor Trust, Series 2004-T2, Class 2A,
	4.253%, 7/25/43	400,765
2,583(b)	Federal Home Loan Mortgage Corp. REMICS, Series
	3780, Class FE, 0.585% (1 Month USD LIBOR +
	40 bps), 12/15/20	2,583
10,783,303(b)(e)	Federal Home Loan Mortgage Corp. REMICS, Series
	4091, Class SH, 6.365% (1 Month USD LIBOR +
	655 bps), 8/15/42	2,448,956
172,351	Federal National Mortgage Association REMICS, Series
	2009-36, Class HX, 4.5%, 6/25/29	182,031
671,154	Federal National Mortgage Association REMICS, Series
	2013-128, Class DV, 3.0%, 6/25/23	683,230
2,762,869	Finance of America Structured Securities Trust, Series
	2018-A, Class JR2, 1.646%, 12/26/68	2,945,920
12,748,352	Finance of America Structured Securities Trust, Series
	2019-JR2, Class JR2, 0.0%, 6/25/69	13,550,756
13,350,270	Finance of America Structured Securities Trust, Series
	2019-JR4, Class JR2, 2.0%, 11/25/69	13,633,173
7,477,522	Finance of America Structured Securities Trust, Series
	2020-JR2, 0.0% 12/30/99 (144A)	7,574,779
2,197,000(c)	FirstKey Mortgage Trust, Series 2015-1, Class B4,
	3.918%, 3/25/45 (144A)	1,916,080
5,653,761(c)	Flagstar Mortgage Trust, Series 2020-1INV, Class A3,
	3.0%, 3/25/50 (144A)	5,809,914
8,600,000(b)	Freddie Mac Stacr Remic Trust, Series 2020-DNA2,
	Class M2, 2.035% (1 Month USD LIBOR +
	185 bps), 2/25/50 (144A)	8,153,697
7,890,000(b)	Freddie Mac Stacr Remic Trust, Series 2020-HQA2,
	Class M2, 3.285% (1 Month USD LIBOR +
	310 bps), 3/25/50 (144A)	7,554,135
4,230,000(b)	Freddie Mac Stacr Trust, Series 2018-HQA2, Class B1,
	4.435% (1 Month USD LIBOR + 425 bps),
	10/25/48 (144A)	3,962,222
9,880,000(b)	Freddie Mac Stacr Trust, Series 2018-HQA2, Class M2,
	2.485% (1 Month USD LIBOR + 230 bps),
	10/25/48 (144A)	9,514,232
5,329,964(b)	Freddie Mac Stacr Trust, Series 2019-DNA2, Class M2,
	2.635% (1 Month USD LIBOR + 245 bps),
	3/25/49 (144A)	5,253,458
4,350,000(b)	Freddie Mac Stacr Trust, Series 2019-HQA1, Class B2,
	12.435% (1 Month USD LIBOR + 1,225 bps),
	2/25/49 (144A)	4,567,132
2,842,110(b)	Freddie Mac Stacr Trust, Series 2019-HQA1, Class M2,
	2.535% (1 Month USD LIBOR + 235 bps),
	2/25/49 (144A)	2,781,512

The accompanying notes are an integral part of these financial statements.
Pioneer Bond Fund | Annual Report | 6/30/20 31

Schedule of Investments | 6/30/20 (continued)

Principal
Amount
USD ($)		Value
	COLLATERALIZED MORTGAGE OBLIGATIONS —
	(continued)
3,165,000(b)	Freddie Mac Stacr Trust, Series 2019-HQA2, Class B2,
	11.435% (1 Month USD LIBOR + 1,125 bps),
	4/25/49 (144A)	$ 3,055,823
1,394,016(b)	Freddie Mac Stacr Trust, Series 2019-HQA2, Class M2,
	2.235% (1 Month USD LIBOR + 205 bps),
	4/25/49 (144A)	1,365,380
6,515,000(b)	Freddie Mac Stacr Trust, Series 2019-HRP1, Class M3,
	2.435% (1 Month USD LIBOR + 225 bps),
	2/25/49 (144A)	5,687,779
177,769(b)	Freddie Mac Structured Agency Credit Risk Debt
	Notes, Series 2016-DNA4, Class M2, 1.485%
	(1 Month USD LIBOR + 130 bps), 3/25/29	177,572
11,465,925(b)	Freddie Mac Structured Agency Credit Risk Debt
	Notes, Series 2017-DNA2, Class M2, 3.635%
	(1 Month USD LIBOR + 345 bps), 10/25/29	11,620,254
8,940,000(b)	Freddie Mac Structured Agency Credit Risk Debt
	Notes, Series 2017-DNA3, Class M2, 2.685%
	(1 Month USD LIBOR + 250 bps), 3/25/30	8,983,996
5,987,807(c)	FWD Securitization Trust, Series 2019-INV1, Class A1,
	2.81%, 6/25/49 (144A)	6,125,398
2,150,000(c)	FWD Securitization Trust, Series 2019-INV1, Class M1,
	3.48%, 6/25/49 (144A)	2,015,336
1,800,000(c)	FWD Securitization Trust, Series 2020-INV1, Class M1,
	2.85%, 1/25/50 (144A)	1,650,737
849,446	Government National Mortgage Association, Series
	2005-61, Class UZ, 5.25%, 8/16/35	896,628
325,650	Government National Mortgage Association, Series
	2012-130, Class PA, 3.0%, 4/20/41	333,119
561,241	Government National Mortgage Association, Series
	2013-169, Class TE, 3.25%, 4/16/27	599,810
42,382,946(e)	Government National Mortgage Association, Series
	2019-159, Class CI, 3.5%, 12/20/49	4,787,539
27,018,549(b)(e)	Government National Mortgage Association, Series
	2020-9, Class SA, 3.16% (1 Month USD LIBOR +
	335 bps), 1/20/50	2,601,446
3,049,253(c)	GS Mortgage-Backed Securities Trust, Series
	2014-EB1A, Class B3, 3.106%, 7/25/44 (144A)	2,723,718
5,827,129	GS Mortgage-Backed Securities Trust, Series
	2018-RPL1, Class A1A, 3.75%, 10/25/57 (144A)	6,136,295
2,805,080(c)	GS Mortgage-Backed Securities Trust, Series
	2019-PJ1, Class B1, 4.337%, 8/25/49 (144A)	2,932,095
5,500,000(c)	GS Mortgage-Backed Securities Trust, Series
	2019-SL1, Class A2, 2.875%, 1/25/59 (144A)	5,393,820
3,271,640(c)	GS Mortgage-Backed Securities Trust, Series
	2020-PJ1, Class B1, 3.675%, 5/25/50 (144A)	3,386,450
3,965,625(c)	GS Mortgage-Backed Securities Trust, Series
	2020-PJ1, Class B2, 3.675%, 5/25/50 (144A)	3,805,417

The accompanying notes are an integral part of these financial statements.
32 Pioneer Bond Fund | Annual Report | 6/30/20

Principal
Amount
USD ($)		Value
	COLLATERALIZED MORTGAGE OBLIGATIONS —
	(continued)
4,911,787(c)	GS Mortgage-Backed Securities Trust, Series
	2020-PJ2, Class B1, 3.6%, 7/25/50 (144A)	$ 5,056,361
5,538,295(c)	GS Mortgage-Backed Securities Trust, Series
	2020-PJ2, Class B2, 3.6%, 7/25/50 (144A)	5,281,149
750,000(b)	Home Partners of America Trust, Series 2017-1,
	Class B, 1.544% (1 Month USD LIBOR + 135 bps),
	7/17/34 (144A)	747,708
671,773(b)	Home Re, Ltd., Series 2018-1, Class M1, 1.785%
	(1 Month USD LIBOR + 160 bps), 10/25/28 (144A)	669,826
1,942,129(b)	Home Re, Ltd., Series 2019-1, Class M1, 1.835%
	(1 Month USD LIBOR + 165 bps), 5/25/29 (144A)	1,913,106
1,620,355(c)	JP Morgan Mortgage Trust, Series 2013-2, Class B1,
	3.632%, 5/25/43 (144A)	1,630,253
2,563,208(c)	JP Morgan Mortgage Trust, Series 2013-2, Class B2,
	3.632%, 5/25/43 (144A)	2,579,738
2,237,533(c)	JP Morgan Mortgage Trust, Series 2013-2, Class B3,
	3.632%, 5/25/43 (144A)	2,235,713
4,915,868(c)	JP Morgan Mortgage Trust, Series 2019-7, Class B1A,
	2.941%, 2/25/50 (144A)	4,484,834
8,190,604(c)	JP Morgan Mortgage Trust, Series 2019-8, Class B1A,
	2.952%, 3/25/50 (144A)	8,384,327
6,527,378(c)	JP Morgan Mortgage Trust, Series 2019-9, Class B1A,
	3.325%, 5/25/50 (144A)	6,590,022
10,395,949(c)	JP Morgan Mortgage Trust, Series 2019-HYB1,
	Class B1, 3.948%, 10/25/49 (144A)	9,600,211
363,135(c)	JP Morgan Mortgage Trust, Series 2019-INV3,
	Class A3, 3.5%, 5/25/50 (144A)	370,511
7,771,917(c)	JP Morgan Mortgage Trust, Series 2020-2, Class A15,
	3.5%, 7/25/50 (144A)	8,042,825
12,427,766(c)	JP Morgan Mortgage Trust, Series 2020-2, Class B1A,
	3.271%, 7/25/50 (144A)	12,556,995
12,997,993(c)	JP Morgan Mortgage Trust, Series 2020-2, Class B2A,
	3.471%, 7/25/50 (144A)	12,839,630
13,755,030(c)	JP Morgan Mortgage Trust, Series 2020-3, Class A15,
	3.5%, 8/25/50 (144A)	14,072,920
9,290,845(c)	JP Morgan Mortgage Trust, Series 2020-3, Class B1A,
	3.051%, 8/25/50 (144A)	9,488,599
5,485,830(c)	JP Morgan Mortgage Trust, Series 2020-INV1,
	Class A15, 3.5%, 8/25/50 (144A)	5,575,061
14,718,979(c)	JP Morgan Mortgage Trust, Series 2020-LTV1,
	Class B1A, 3.426%, 6/25/50 (144A)	14,387,209
17,735,277(c)	JP Morgan Mortgage Trust, Series 2020-LTV1,
	Class B2A, 3.676%, 6/25/50 (144A)	17,411,151
6,154,999(c)	JP Morgan Trust, Series 2015-1, Class B3, 2.241%,
	12/25/44 (144A)	5,941,426
1,624,607	La Hipotecaria El Salvadorian Mortgage Trust, Series
	2016-1A, Class A, 3.358%, 1/15/46 (144A)	1,765,542

The accompanying notes are an integral part of these financial statements.
Pioneer Bond Fund | Annual Report | 6/30/20 33

Schedule of Investments | 6/30/20 (continued)

Principal
Amount
USD ($)		Value
	COLLATERALIZED MORTGAGE OBLIGATIONS —
	(continued)
693,738(b)	La Hipotecaria Panamanian Mortgage Trust, Series
	2010-1GA, Class A, 2.75% (Panamanian Mortgage
	Reference Rate + -300 bps), 9/8/39 (144A)	$ 712,382
2,374,863(b)	La Hipotecaria Panamanian Mortgage Trust, Series
	2014-1A, Class A1, 3.508% (Panamanian Mortgage
	Reference Rate + -224 bps), 11/24/42 (144A)	2,506,964
8,049,868(b)	LSTAR Securities Investment, Ltd., Series 2019-4,
	Class A1, 1.673% (1 Month USD LIBOR +
	150 bps), 5/1/24 (144A)	7,424,584
8,184,612(c)	Mill City Mortgage Loan Trust, Series 2018-4,
	Class A1B, 3.5%, 4/25/66 (144A)	8,645,607
21,014,294(c)	Mill City Mortgage Loan Trust, Series 2019-1,
	Class M2, 3.5%, 10/25/69 (144A)	20,415,584
8,750,000(c)	Mill City Mortgage Loan Trust, Series 2019-GS1,
	Class M1, 3.0%, 7/25/59 (144A)	8,830,214
7,800,000(c)	Mill City Mortgage Loan Trust, Series 2019-GS1,
	Class M3, 3.25%, 7/25/59 (144A)	7,375,307
17,728,000	Mill City Mortgage Loan Trust, Series 2019-GS2,
	Class M1, 3.0%, 8/25/59 (144A)	18,453,412
12,000,000(b)	Mortgage Insurance-Linked Notes, Series 2020-1,
	Class M1C, 1.935% (1 Month USD LIBOR +
	175 bps), 2/25/30 (144A)	10,387,325
7,172,817(c)	New Residential Mortgage Loan Trust, Series
	2018-RPL1, Class A1, 3.5%, 12/25/57 (144A)	7,652,019
8,606,258(c)	New Residential Mortgage Loan Trust, Series
	2019-1A, Class B2, 4.0%, 9/25/57 (144A)	8,830,826
11,096,947(c)	New Residential Mortgage Loan Trust, Series
	2019-NQM4, Class A1, 2.492%, 9/25/59 (144A)	11,172,983
10,950,000(c)	New Residential Mortgage Loan Trust, Series
	2019-RPL2, Class M2, 3.75%, 2/25/59 (144A)	10,405,552
6,800,000(c)	New Residential Mortgage Loan Trust, Series
	2019-RPL3, Class M1, 3.25%, 7/25/59 (144A)	6,770,115
8,500,000	New Residential Mortgage Loan Trust, Series
	2020-RPL1, Class M2, 3.5%, 11/25/59 (144A)	8,073,227
2,457,000(b)	Oaktown Re II, Ltd., Series 2018-1A, Class M2,
	3.035% (1 Month USD LIBOR + 285 bps),
	7/25/28 (144A)	2,298,333
1,257,017(c)	OBX Trust, Series 2018-EXP1, Class 1A6, 4.5%,
	4/25/48 (144A)	1,274,361
3,216,259(c)	OBX Trust, Series 2019-EXP1, Class 1A3, 4.0%,
	1/25/59 (144A)	3,346,483
5,086(b)	Pepper Residential Securities Trust No. 18, Series 18A,
	Class A1UA, 1.141% (1 Month USD LIBOR +
	95 bps), 3/12/47 (144A)	5,085
6,679,970(c)	PMT Loan Trust, Series 2013-J1, Class A11, 3.5%,
	9/25/43 (144A)	6,964,815
4,800,000	Progress Residential Trust, Series 2017-SFR1,
	Class B, 3.017%, 8/17/34 (144A)	4,863,589

The accompanying notes are an integral part of these financial statements.
34 Pioneer Bond Fund | Annual Report | 6/30/20

Principal
Amount
USD ($)		Value
	COLLATERALIZED MORTGAGE OBLIGATIONS —
	(continued)
700,000	Progress Residential Trust, Series 2017-SFR1,
	Class D, 3.565%, 8/17/34 (144A)	$ 711,261
5,135,000	Progress Residential Trust, Series 2017-SFR2,
	Class B, 3.196%, 12/17/34 (144A)	5,174,542
4,169,812(c)	Provident Funding Mortgage Trust, Series 2019-1,
	Class B2, 3.327%, 12/25/49 (144A)	4,131,762
377,792(c)	Provident Funding Mortgage Trust, Series 2020-1,
	Class A5, 3.0%, 2/25/50 (144A)	379,454
4,408,666(c)	Provident Funding Mortgage Trust, Series 2020-1,
	Class B1, 3.34%, 2/25/50 (144A)	4,407,523
213,139(b)	Radnor Re, Ltd., Series 2018-1, Class M1, 1.585%
	(1 Month USD LIBOR + 140 bps), 3/25/28 (144A)	212,604
7,125,977(b)	Radnor Re, Ltd., Series 2019-1, Class M1B, 2.135%
	(1 Month USD LIBOR + 195 bps), 2/25/29 (144A)	7,059,494
3,437,000(b)	Radnor Re, Ltd., Series 2019-1, Class M2, 3.385%
	(1 Month USD LIBOR + 320 bps), 2/25/29 (144A)	3,260,153
2,626	RALI Trust, Series 2003-QS14, Class A1,
	5.0%, 7/25/18	2,364
140,780(b)	RESIMAC Premier, Series 2017-1A, Class A1A,
	1.138% (1 Month USD LIBOR + 95 bps),
	9/11/48 (144A)	140,518
1,250,000(c)	RMF Buyout Issuance Trust, Series 2020-1, Class M3,
	2.964%, 2/25/30 (144A)	1,203,625
1,590,000(c)	RMF Buyout Issuance Trust, Series 2020-1, Class M4,
	4.191%, 2/25/30 (144A)	1,528,054
7,165,430(c)	RMF Proprietary Issuance Trust, Series 2019-1,
	Class A, 2.75%, 10/25/63 (144A)	7,126,621
2,182,277(c)	Sequoia Mortgage Trust, Series 2012-6, Class B3,
	3.736%, 12/25/42	2,190,415
2,844,605(c)	Sequoia Mortgage Trust, Series 2013-4, Class A1,
	2.325%, 4/25/43	2,943,431
12,145,251(c)	Sequoia Mortgage Trust, Series 2013-5, Class A2,
	3.0%, 5/25/43 (144A)	12,628,796
5,797,882(c)	Sequoia Mortgage Trust, Series 2013-6, Class A1,
	2.5%, 5/25/43	5,935,727
7,799,839(c)	Sequoia Mortgage Trust, Series 2013-7, Class A2,
	3.0%, 6/25/43	8,090,389
2,339,043(c)	Sequoia Mortgage Trust, Series 2018-CH3, Class A1,
	4.5%, 8/25/48 (144A)	2,453,997
5,020,448(c)	Sequoia Mortgage Trust, Series 2019-CH2, Class A1,
	4.5%, 8/25/49 (144A)	5,159,942
13,757,398(c)	Sequoia Mortgage Trust, Series 2019-CH3, Class A1,
	4.0%, 9/25/49 (144A)	14,170,038
11,220,000(b)	STACR Trust, Series 2018-HRP2, Class B1, 4.385%
	(1 Month USD LIBOR + 420 bps), 2/25/47 (144A)	10,356,863
6,450,000(b)	STACR Trust, Series 2018-HRP2, Class M3, 2.585%
	(1 Month USD LIBOR + 240 bps), 2/25/47 (144A)	5,984,538

The accompanying notes are an integral part of these financial statements.
Pioneer Bond Fund | Annual Report | 6/30/20 35

Schedule of Investments | 6/30/20 (continued)

Principal
Amount
USD ($)		Value
	COLLATERALIZED MORTGAGE OBLIGATIONS —
	(continued)
2,950,000(b)	Starwood Waypoint Homes Trust, Series 2017-1,
	Class B, 1.355% (1 Month USD LIBOR + 117 bps),
	1/17/35 (144A)	$ 2,925,386
5,575,000(c)	Towd Point Mortgage Trust, Series 2015-5, Class M1,
	3.5%, 5/25/55 (144A)	5,860,979
1,495,507(c)	Towd Point Mortgage Trust, Series 2017-5, Class XA,
	3.5%, 2/25/57 (144A)	1,494,217
20,000,000(c)	Towd Point Mortgage Trust, Series 2019-4, Class A2,
	3.25%, 10/25/59 (144A)	20,583,556
16,250,000(c)	Towd Point Mortgage Trust, Series 2019-4, Class M1,
	3.5%, 10/25/59 (144A)	16,081,489
132,291	Vendee Mortgage Trust, Series 2008-1, Class GD,
	5.25%, 1/15/32	138,288
178,146	Vendee Mortgage Trust, Series 2010-1, Class DA,
	4.25%, 2/15/35	182,845
970,000	Verus Securitization Trust, Series 2020-INV1,
	Class M1, 5.5%, 4/25/60 (144A)	965,928
13,594,009(c)	Visio Trust, Series 2019-2, Class A1, 2.722%,
	11/25/54 (144A)	13,733,069
20,260,000(c)	Vista Point Securitization Trust, Series 2020-1,
	Class A3, 3.201%, 3/25/65 (144A)	20,259,660
2,480,255(c)	WinWater Mortgage Loan Trust, Series 2014-2,
	Class B4, 4.112%, 9/20/44 (144A)	2,313,270
	TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS
	(Cost $856,191,492)	$ 849,079,924
	COMMERCIAL MORTGAGE-BACKED SECURITIES —
	5.8% of Net Assets
2,896,242	A10 Term Asset Financing LLC, Series 2017-1A,
	Class B, 3.15%, 3/15/36 (144A)	$ 2,863,065
11,600,000(b)	Austin Fairmont Hotel Trust, Series 2019-FAIR, Class A,
	1.235% (1 Month USD LIBOR + 105 bps),
	9/15/32 (144A)	11,106,396
3,500,000(c)	BAMLL Commercial Mortgage Securities Trust, Series
	2016-FR14, Class A, 2.912%, 2/27/48 (144A)	3,515,929
7,460,000	BANK, Series 2017-BNK5, Class AS,
	3.624%, 6/15/60	8,185,084
10,350,000	BANK, Series 2017-BNK7, Class AS,
	3.748%, 9/15/60	11,037,699
3,723,164(d)(e)	Bayview Commercial Asset Trust, Series 2007-2A,
	Class IO, 0.0%, 7/25/37 (144A)	—
4,200,000	Benchmark Mortgage Trust, Series 2018-B5, Class A3,
	3.944%, 7/15/51	4,871,170
8,000,000	Benchmark Mortgage Trust, Series 2018-B8, Class A4,
	3.963%, 1/15/52	9,303,041
7,725,000	Benchmark Mortgage Trust, Series 2019-B14,
	Class AS, 3.352%, 12/15/62	8,390,699

The accompanying notes are an integral part of these financial statements.
36 Pioneer Bond Fund | Annual Report | 6/30/20

Principal
Amount
USD ($)		Value
	COMMERCIAL MORTGAGE-BACKED SECURITIES —
	(continued)
2,850,000(c)	Benchmark Mortgage Trust, Series 2020-IG3, Class B,
	3.387%, 9/15/48 (144A)	$ 2,918,561
4,700,000(b)	BTH-13 Mortgage Backed Securities Trust, Series
	2018-13, Class A, 2.673% (1 Month USD LIBOR +
	250 bps), 8/18/21 (144A)	4,554,263
6,800,000(b)	BX Commercial Mortgage Trust, Series 2020-BXLP,
	Class D, 1.435% (1 Month USD LIBOR + 125 bps),
	12/15/36 (144A)	6,561,695
18,960,000	BX Trust, Series 2019-OC11, Class A, 3.202%,
	12/9/41 (144A)	19,751,770
4,326,000	Cantor Commercial Real Estate Lending, Series
	2019-CF1, Class D, 3.0%, 5/15/52 (144A)	2,904,275
3,250,000	CCRESG Commercial Mortgage Trust, Series
	2016-HEAT, Class A, 3.357%, 4/10/29 (144A)	3,217,961
3,675,000	CD Mortgage Trust, Series 2018-CD7, Class A3,
	4.013%, 8/15/51	4,249,314
4,000,000	CFCRE Commercial Mortgage Trust, Series 2016-C3,
	Class A2, 3.597%, 1/10/48	4,401,796
3,400,000(c)	Citigroup Commercial Mortgage Trust, Series
	2014-GC19, Class B, 4.805%, 3/10/47	3,579,616
6,000,000(c)	Citigroup Commercial Mortgage Trust, Series
	2014-GC25, Class B, 4.345%, 10/10/47	6,190,336
6,052,000(c)	Citigroup Commercial Mortgage Trust, Series
	2015-GC33, Class B, 4.724%, 9/10/58	6,325,947
4,621,000	Citigroup Commercial Mortgage Trust, Series 2016-P5,
	Class D, 3.0%, 10/10/49 (144A)	2,886,122
7,700,000	Citigroup Commercial Mortgage Trust, Series
	2019-SMRT, Class A, 4.149%, 1/10/36 (144A)	8,284,050
2,933,640	COMM Mortgage Trust, Series 2012-CR3, Class A3,
	2.822%, 10/15/45	2,982,499
5,000,000(c)	COMM Mortgage Trust, Series 2013-CR11, Class C,
	5.286%, 8/10/50 (144A)	4,817,077
7,325,000(c)	COMM Mortgage Trust, Series 2014-CR20, Class C,
	4.662%, 11/10/47	6,803,335
6,301,980	COMM Mortgage Trust, Series 2014-UBS3, Class A3,
	3.546%, 6/10/47	6,727,380
4,500,000(c)	COMM Mortgage Trust, Series 2014-UBS3, Class C,
	4.898%, 6/10/47	4,282,151
4,100,000	COMM Mortgage Trust, Series 2014-UBS4, Class A4,
	3.42%, 8/10/47	4,365,946
5,200,000	COMM Mortgage Trust, Series 2015-3BP, Class A,
	3.178%, 2/10/35 (144A)	5,502,059
6,300,000	COMM Mortgage Trust, Series 2015-CR26, Class A3,
	3.359%, 10/10/48	6,832,174
4,500,000(c)	COMM Mortgage Trust, Series 2015-DC1, Class B,
	4.035%, 2/10/48	4,532,522
1,500,000(c)	COMM Mortgage Trust, Series 2018-COR3, Class B,
	4.665%, 5/10/51	1,641,452

The accompanying notes are an integral part of these financial statements.
Pioneer Bond Fund | Annual Report | 6/30/20 37

Schedule of Investments | 6/30/20 (continued)

Principal
Amount
USD ($)		Value
	COMMERCIAL MORTGAGE-BACKED SECURITIES —
	(continued)
8,375,000(b)	Credit Suisse Mortgage Capital Certificates, Series
	2019-ICE4, Class E, 2.335% (1 Month USD
	LIBOR + 215 bps), 5/15/36 (144A)	$ 7,997,674
7,120,000(c)	CSAIL Commercial Mortgage Trust, Series 2016-C5,
	Class C, 4.724%, 11/15/48	6,451,159
2,000,000(c)	CSAIL Commercial Mortgage Trust, Series 2016-C6,
	Class D, 5.089%, 1/15/49 (144A)	1,449,922
902,511(b)	FREMF Mortgage Trust, Series 2014-KF05, Class B,
	4.183% (1 Month USD LIBOR + 400 bps),
	9/25/22 (144A)	899,521
2,653,276(b)	FREMF Mortgage Trust, Series 2014-KS02, Class B,
	5.183% (1 Month USD LIBOR + 500 bps),
	8/25/23 (144A)	2,335,851
3,700,000(c)	FREMF Mortgage Trust, Series 2015-K51, Class B,
	4.089%, 10/25/48 (144A)	3,932,353
2,623,000(c)	FREMF Mortgage Trust, Series 2017-K66, Class B,
	4.173%, 7/25/27 (144A)	2,832,195
3,600,000(c)	FREMF Mortgage Trust, Series 2019-K88, Class C,
	4.525%, 2/25/52 (144A)	3,722,447
5,124,432(b)	FREMF Mortgage Trust, Series 2019-KF64, Class B,
	2.483% (1 Month USD LIBOR + 230 bps),
	6/25/26 (144A)	4,854,390
4,766,178(c)	FREMF Mortgage Trust, Series 2019-KJ24, Class B,
	7.6%, 10/25/27 (144A)	3,972,046
5,000,000(b)	FREMF Mortgage Trust, Series 2019-KS12, Class C,
	7.08% (1 Month USD LIBOR + 690 bps), 8/25/29	3,137,500
2,000,000(c)	FREMF Trust, Series 2018-KW04, Class B, 4.044%,
	9/25/28 (144A)	2,005,467
5,353,636(c)	FRESB Mortgage Trust, Series 2018-SB52, Class A7F,
	3.39%, 6/25/25	5,662,546
36,993,487(c)(e)	Government National Mortgage Association, Series
	2017-21, Class IO, 0.767%, 10/16/58	2,237,947
6,500,000	GS Mortgage Securities Trust, Series 2015-GC28,
	Class A5, 3.396%, 2/10/48	6,988,803
8,951,000	ILPT Trust, Series 2019-SURF, Class A, 4.145%,
	2/11/41 (144A)	10,066,406
4,597,183	JP Morgan Chase Commercial Mortgage Securities
	Trust, Series 2016-JP2, Class A4, 2.822%, 8/15/49	4,894,158
5,925,000(c)	JP Morgan Chase Commercial Mortgage Securities
	Trust, Series 2018-BCON, Class C, 3.881%,
	1/5/31 (144A)	5,903,682
6,700,000	JP Morgan Chase Commercial Mortgage Securities
	Trust, Series 2018-WPT, Class AFX, 4.248%,
	7/5/33 (144A)	7,099,646
3,450,000(c)	JPMDB Commercial Mortgage Securities Trust,
	Series 2016-C2, Class B, 3.99%, 6/15/49	3,384,769
6,650,000	JPMDB Commercial Mortgage Securities Trust,
	Series 2016-C4, Class A3, 3.141%, 12/15/49	7,237,224

The accompanying notes are an integral part of these financial statements.
38 Pioneer Bond Fund | Annual Report | 6/30/20

Principal
Amount
USD ($)		Value
	COMMERCIAL MORTGAGE-BACKED SECURITIES —
	(continued)
2,000,000(c)	JPMDB Commercial Mortgage Securities Trust, Series
	2016-C4, Class D, 3.217%, 12/15/49 (144A)	$ 1,210,854
7,640,000	JPMDB Commercial Mortgage Securities Trust, Series
	2018-C8, Class A4, 4.211%, 6/15/51	8,951,741
45,714,000(c)(e)	JPMDB Commercial Mortgage Securities Trust, Series
	2018-C8, Class XB, 0.193%, 6/15/51	456,189
3,054,000(c)	JPMDB Commercial Mortgage Securities Trust, Series
	2019-COR6, Class AS, 3.41%, 11/13/52	3,194,308
1,604,115(b)	MMFL Re-REMIC Trust, Series 2019-1, Class A,
	1.585% (1 Month USD LIBOR + 140 bps),
	1/28/24 (144A)	1,474,557
4,705,561	Morgan Stanley Bank of America Merrill Lynch Trust,
	Series 2012-C6, Class A4, 2.858%, 11/15/45	4,833,468
3,563,500(c)	Morgan Stanley Bank of America Merrill Lynch Trust,
	Series 2015-C21, Class C, 4.282%, 3/15/48	3,234,273
6,900,000(c)	Morgan Stanley Capital I Trust, Series 2018-MP,
	Class A, 4.418%, 7/11/40 (144A)	7,458,721
3,980,846(b)	Multifamily Connecticut Avenue Securities Trust, Series
	2019-01, Class M7, 1.885% (1 Month USD
	LIBOR + 170 bps), 10/15/49 (144A)	3,681,770
687,825	ReadyCap Commercial Mortgage Trust, Series 2019-6,
	Class A, 2.833%, 10/25/52 (144A)	681,099
3,810,000	Wells Fargo Commercial Mortgage Trust, Series
	2015-NXS3, Class A4, 3.617%, 9/15/57	4,163,730
8,200,000	Wells Fargo Commercial Mortgage Trust, Series
	2016-C32, Class A3, 3.294%, 1/15/59	8,842,773
10,000,000	Wells Fargo Commercial Mortgage Trust, Series
	2016-LC24, Class A3, 2.684%, 10/15/49	10,544,795
4,338,927	WFRBS Commercial Mortgage Trust, Series 2013-C16,
	Class A4, 4.136%, 9/15/46	4,618,208
1,750,000(c)	WFRBS Commercial Mortgage Trust, Series 2014-C25,
	Class D, 3.803%, 11/15/47 (144A)	1,355,403
	TOTAL COMMERCIAL MORTGAGE-BACKED SECURITIES
	(Cost $345,090,111)	$ 345,352,979
	CORPORATE BONDS — 35.7% of Net Assets
	Advertising — 0.7%
12,966,000	Interpublic Group of Cos., Inc., 4.75%, 3/30/30	$ 15,288,326
1,010,000	Lamar Media Corp., 3.75%, 2/15/28 (144A)	952,228
640,000	Lamar Media Corp., 4.0%, 2/15/30 (144A)	612,608
2,380,000	Lamar Media Corp., 4.875%, 1/15/29 (144A)	2,391,900
14,855,000	Omnicom Group, Inc., 2.45%, 4/30/30	15,156,892
4,105,000	Outfront Media Capital LLC/Outfront Media Capital
	Corp., 6.25%, 6/15/25 (144A)	4,131,888
	Total Advertising	$ 38,533,842

The accompanying notes are an integral part of these financial statements.
Pioneer Bond Fund | Annual Report | 6/30/20 39

Schedule of Investments | 6/30/20 (continued)

Principal
Amount
USD ($)		Value
	Aerospace & Defense — 1.0%
26,030,000	Boeing Co., 3.75%, 2/1/50	$ 23,372,483
14,425,000	Boeing Co., 3.9%, 5/1/49	13,253,837
13,740,000	Boeing Co., 5.805%, 5/1/50	16,226,743
7,910,000	United Technologies Corp., 4.125%, 11/16/28	9,317,060
	Total Aerospace & Defense	$ 62,170,123
	Agriculture — 0.4%
14,708,000	BAT Capital Corp., 4.54%, 8/15/47	$ 15,969,680
5,545,000	Cargill, Inc., 2.125%, 4/23/30 (144A)	5,812,654
	Total Agriculture	$ 21,782,334
	Airlines — 0.2%
6,389,467	Air Canada 2017-1 Class AA Pass Through Trust, 3.3%,
	1/15/30 (144A)	$ 5,793,141
6,880,000	Southwest Airlines Co., 2.625%, 2/10/30	6,164,150
	Total Airlines	$ 11,957,291
	Apparel — 0.1%
5,845,000	Ralph Lauren Corp., 2.95%, 6/15/30	$ 6,001,812
	Total Apparel	$ 6,001,812
	Auto Manufacturers — 0.7%
5,390,000	BMW US Capital LLC, 4.15%, 4/9/30 (144A)	$ 6,198,746
6,885,000	Ford Motor Credit Co. LLC, 5.584%, 3/18/24	6,951,785
8,597,000	General Motors Financial Co., Inc., 4.0%, 1/15/25	8,986,934
6,238,000	General Motors Financial Co., Inc., 6.6%, 4/1/36	6,743,348
12,300,000	Hyundai Capital Services, Inc., 3.0%, 8/29/22 (144A)	12,565,891
	Total Auto Manufacturers	$ 41,446,704
	Auto Parts & Equipment — 0.2%
9,792,000	BorgWarner, Inc., 2.65%, 7/1/27	$ 10,046,543
3,615,000	Lear Corp., 3.5%, 5/30/30	3,610,529
	Total Auto Parts & Equipment	$ 13,657,072
	Banks — 6.2%
16,040,000(c)	AIB Group Plc, 4.263% (3 Month USD LIBOR +
	187 bps), 4/10/25 (144A)	$ 17,088,138
10,258,000	Banco Santander Chile, 2.7%, 1/10/25 (144A)	10,533,735
3,955,000	Banco Santander Mexico SA, Institucion de Banca
	Multiple Grupo Financiero Santand, 5.375%,
	4/17/25 (144A)	4,328,352
20,595,000(c)	Bank of America Corp., 2.884% (3 Month USD
	LIBOR + 119 bps), 10/22/30	22,280,888
11,011,000(c)	Bank of America Corp., 4.083% (3 Month USD
	LIBOR + 315 bps), 3/20/51	13,797,459
1,150,000	Bank of America Corp., 4.2%, 8/26/24	1,276,728
10,065,000(a)(c)	Bank of America Corp., 4.3% (3 Month USD
	LIBOR + 266 bps)	9,032,331

The accompanying notes are an integral part of these financial statements.
40 Pioneer Bond Fund | Annual Report | 6/30/20

Principal
Amount
USD ($)		Value
	Banks — (continued)
6,525,000(a)(c)	Barclays Plc, 7.75% (5 Year USD Swap Rate +
	484 bps)	$ 6,631,031
5,205,000(a)(c)	Barclays Plc, 8.0% (5 Year CMT Index + 567 bps)	5,393,681
6,275,000(a)(c)	BNP Paribas SA., 4.5% (5 Year CMT Index +
	294 bps) (144A)	5,498,469
13,875,000(a)(c)	BNP Paribas SA., 6.625% (5 Year USD Swap Rate +
	415 bps) (144A)	14,152,500
3,860,000	BPCE SA., 4.875%, 4/1/26 (144A)	4,375,169
12,815,000(a)(c)	Citigroup, Inc., 4.7% (SOFRRATE + 323 bps)	11,389,331
7,175,000	Cooperatieve Rabobank UA, 3.95%, 11/9/22	7,591,296
18,647,000(a)(c)	Credit Suisse Group AG, 5.1% (5 Year CMT Index +
	329 bps) (144A)	17,668,032
565,000(a)(c)	Credit Suisse Group AG, 6.375% (5 Year CMT Index +
	482 bps) (144A)	573,757
11,725,000(a)(c)	Credit Suisse Group AG, 7.125% (5 Year USD Swap
	Rate + 511 bps)	12,082,026
5,337,000	Danske Bank AS, 5.375%, 1/12/24 (144A)	5,939,134
15,600,000(a)(c)	Danske Bank AS, 6.125% (USD Swap Rate +
	390 bps)	15,444,000
7,891,000(c)	Goldman Sachs Group, Inc., 3.272% (3 Month
	USD LIBOR + 120 bps), 9/29/25	8,503,966
6,335,000(c)	Goldman Sachs Group, Inc., 4.223% (3 Month
	USD LIBOR + 130 bps), 5/1/29	7,370,690
1,305,000	HSBC Bank Plc, 7.65%, 5/1/25	1,537,757
2,400,000(b)	HSBC Holdings Plc, 1.386% (3 Month USD LIBOR +
	100 bps), 5/18/24	2,380,600
1,300,000(a)(c)	ING Groep NV, 5.75% (5 Year CMT Index + 434 bps)	1,290,250
13,687,000	Intesa Sanpaolo S.p.A., 4.7%, 9/23/49 (144A)	14,971,699
5,550,000(a)(c)	Intesa Sanpaolo S.p.A., 7.7% (5 Year USD Swap
	Rate + 546 bps) (144A)	5,543,063
20,337,000(a)(c)	JPMorgan Chase & Co., 4.6% (SOFRRATE + 313 bps)	18,150,773
17,815,000(a)(c)	JPMorgan Chase & Co., 5.0% (SOFRRATE + 338 bps)	17,040,048
8,675,000	Lloyds Banking Group Plc, 4.65%, 3/24/26	9,647,755
19,200,000	Nordea Bank Abp, 4.25%, 9/21/22 (144A)	20,379,290
1,754,000	PNC Bank N.A., 2.7%, 10/22/29	1,873,631
10,505,000(a)(c)	Royal Bank of Scotland Group Plc, 8.625% (5 Year
	USD Swap Rate + 760 bps)	10,922,574
9,051,000(a)(c)	Societe Generale SA., 7.375% (5 Year USD Swap
	Rate + 624 bps) (144A)	9,129,744
11,891,000	Sumitomo Mitsui Financial Group, Inc.,
	3.202%, 9/17/29	12,883,923
3,133,000	Truist Bank, 2.25%, 3/11/30	3,162,325
11,584,000(a)(c)	Truist Financial Corp., 5.1% (5 Year CMT Index +
	435 bps)	11,961,638
2,250,000(c)	Turkiye Garanti Bankasi AS, 6.125% (5 Year USD
	Swap Rate + 422 bps), 5/24/27 (144A)	2,098,125
10,350,000	UBS AG, 7.625%, 8/17/22	11,541,316

The accompanying notes are an integral part of these financial statements.
Pioneer Bond Fund | Annual Report | 6/30/20 41

Schedule of Investments | 6/30/20 (continued)

Principal
Amount
USD ($)		Value
	Banks — (continued)
11,650,000(a)(c)	UBS Group AG, 7.0% (5 Year USD Swap Rate +
	434 bps) (144A)	$ 12,101,438
4,497,000(a)(c)	UBS Group AG, 7.125% (5 Year USD Swap Rate +
	588 bps)	4,575,194
	Total Banks	$ 372,141,856
	Beverages — 1.1%
34,865,000	Anheuser-Busch InBev Worldwide, Inc.,
	5.55%, 1/23/49	$ 46,481,645
13,946,000	Bacardi, Ltd., 5.3%, 5/15/48 (144A)	17,224,457
	Total Beverages	$ 63,706,102
	Building Materials — 0.6%
5,554,000	Carrier Global Corp., 2.7%, 2/15/31 (144A)	$ 5,537,734
5,728,000	Carrier Global Corp., 2.722%, 2/15/30 (144A)	5,752,874
11,000,000	CRH America, Inc., 3.875%, 5/18/25 (144A)	12,132,502
3,250,000	Fortune Brands Home & Security, Inc., 4.0%, 9/21/23	3,545,376
6,055,000	Martin Marietta Materials, Inc., 2.5%, 3/15/30	6,095,000
4,100,000	Standard Industries, Inc., 4.375%, 7/15/30 (144A)	4,089,750
	Total Building Materials	$ 37,153,236
	Chemicals — 0.5%
11,835,000	Albemarle Wodgina Pty, Ltd., 3.45%, 11/15/29 (144A)	$ 11,459,667
1,567,000	CF Industries, Inc., 4.95%, 6/1/43	1,688,913
7,860,000	CF Industries, Inc., 5.375%, 3/15/44	8,499,018
3,493,000	NOVA Chemicals Corp., 5.25%, 6/1/27 (144A)	3,066,400
3,805,000	OCI NV, 5.25%, 11/1/24 (144A)	3,652,800
3,271,000	Sherwin-Williams Co., 3.3%, 5/15/50	3,317,457
	Total Chemicals	$ 31,684,255
	Commercial Services — 1.0%
3,971,000	Allied Universal Holdco LLC/Allied Universal Finance
	Corp., 6.625%, 7/15/26 (144A)	$ 4,169,550
14,835,000	CoStar Group, Inc., 2.8%, 7/15/30 (144A)	15,181,644
3,950,000	ERAC USA Finance LLC, 3.3%, 12/1/26 (144A)	4,011,168
1,300,000	ERAC USA Finance LLC, 3.8%, 11/1/25 (144A)	1,375,402
5,455,000	Garda World Security Corp., 4.625%, 2/15/27 (144A)	5,373,175
1,460,000	Jaguar Holding Co. II/PPD Development LP, 4.625%,
	6/15/25 (144A)	1,485,842
2,240,000	Jaguar Holding Co. II/PPD Development LP, 5.0%,
	6/15/28 (144A)	2,293,200
10,614,000	Prime Security Services Borrower LLC/Prime Finance,
	Inc., 6.25%, 1/15/28 (144A)	10,003,695
2,880,000	Sotheby’s, 7.375%, 10/15/27 (144A)	2,721,600
3,915,000	United Rentals North America, Inc.,
	3.875%, 11/15/27	3,905,213
6,576,000	Verisk Analytics, Inc., 3.625%, 5/15/50	7,444,659

The accompanying notes are an integral part of these financial statements.
42 Pioneer Bond Fund | Annual Report | 6/30/20

Principal
Amount
USD ($)		Value
	Commercial Services — (continued)
759,000	Verisk Analytics, Inc., 5.5%, 6/15/45	$ 1,040,937
	Total Commercial Services	$ 59,006,085
	Cosmetics/Personal Care — 0.1%
3,825,000	Edgewell Personal Care Co., 5.5%, 6/1/28 (144A)	$ 3,930,187
	Total Cosmetics/Personal Care	$ 3,930,187
	Diversified Financial Services — 0.6%
985,000	Avolon Holdings Funding, Ltd., 3.95%, 7/1/24 (144A)	$ 855,786
4,885,000	Capital One Financial Corp., 3.3%, 10/30/24	5,256,169
9,675,000	Capital One Financial Corp., 3.75%, 4/24/24	10,483,261
5,200,000	Capital One Financial Corp., 4.25%, 4/30/25	5,843,054
6,655,000(a)(c)	Charles Schwab Corp., 5.375% (5 Year CMT Index +
	497 bps)	7,109,670
700,000	Nationstar Mortgage Holdings, Inc., 6.0%,
	1/15/27 (144A)	665,000
2,878,000	Nationstar Mortgage Holdings, Inc., 9.125%,
	7/15/26 (144A)	3,041,672
	Total Diversified Financial Services	$ 33,254,612
	Electric — 2.7%
2,695,000	Adani Electricity Mumbai, Ltd., 3.949%,
	2/12/30 (144A)	$ 2,503,783
5,332,218	Adani Renewable Energy RJ, Ltd./Kodangal Solar
	Parks Pvt, Ltd./Wardha Solar Maharash, 4.625%,
	10/15/39 (144A)	5,092,268
5,890,400	Adani Transmission, Ltd., 4.25%, 5/21/36 (144A)	5,659,723
3,220,000	AES Corp., 3.95%, 7/15/30 (144A)	3,405,150
8,385,000	Consolidated Edison Co. of New York, Inc.,
	4.625%, 12/1/54	10,737,076
4,027,000(d)	Dominion Energy, Inc., 3.071%, 8/15/24	4,331,782
12,004,000(a)(c)	Dominion Energy, Inc., 4.65% (5 Year CMT Index +
	299 bps)	11,755,577
4,170,000(c)	Enel S.p.A., 8.75% (5 Year USD Swap Rate +
	588 bps), 9/24/73 (144A)	4,737,996
4,655,000	Iberdrola International BV, 6.75%, 7/15/36	6,476,926
2,725,000	Indiana Michigan Power Co., 4.55%, 3/15/46	3,453,436
188,527	Kiowa Power Partners LLC, 5.737%, 3/30/21 (144A)	189,329
6,574,000	New York State Electric & Gas Corp., 3.3%,
	9/15/49 (144A)	6,772,561
10,270,000	NextEra Energy Capital Holdings, Inc., 3.55%, 5/1/27	11,641,611
2,327,000	NRG Energy, Inc., 5.75%, 1/15/28	2,454,985
11,910,000	PPL Capital Funding, Inc., 3.1%, 5/15/26	12,893,566
7,830,000	Puget Energy, Inc., 4.1%, 6/15/30 (144A)	8,644,537
957,143	San Diego Gas & Electric Co., 1.914%, 2/1/22	961,432

The accompanying notes are an integral part of these financial statements.
Pioneer Bond Fund | Annual Report | 6/30/20 43

Schedule of Investments | 6/30/20 (continued)

Principal
Amount
USD ($)		Value
	Electric — (continued)
9,720,000	Sempra Energy, 3.4%, 2/1/28	$ 10,633,897
8,052,000	Southern California Edison Co., 3.65%, 2/1/50	8,836,684
8,605,000	Southern California Edison Co., 4.875%, 3/1/49	11,254,377
11,475,000	Southwestern Electric Power Co., 3.9%, 4/1/45	12,437,986
19,115,000	Vistra Operations Co. LLC, 3.7%, 1/30/27 (144A)	19,685,182
	Total Electric	$ 164,559,864
	Electronics — 0.6%
7,391,000	Amphenol Corp., 4.35%, 6/1/29	$ 8,718,806
5,205,000	Flex, Ltd., 4.75%, 6/15/25	5,810,389
18,573,000	Flex, Ltd., 4.875%, 6/15/29	20,496,801
	Total Electronics	$ 35,025,996
	Energy-Alternate Sources — 0.1%
341,821	Alta Wind Holdings LLC, 7.0%, 6/30/35 (144A)	$ 413,622
2,685,000	TerraForm Power Operating LLC, 4.75%,
	1/15/30 (144A)	2,725,275
	Total Energy-Alternate Sources	$ 3,138,897
	Entertainment — 0.1%
3,751,000	International Game Technology Plc, 6.5%,
	2/15/25 (144A)	$ 3,835,435
	Total Entertainment	$ 3,835,435
	Environmental Control — 0.0%†
2,320,000	Covanta Holding Corp., 6.0%, 1/1/27	$ 2,349,232
	Total Environmental Control	$ 2,349,232
	Food — 0.2%
2,525,000	Albertsons Cos., Inc./Safeway, Inc./New Albertsons
	LP/Albertsons LLC, 4.875%, 2/15/30 (144A)	$ 2,583,403
6,250,000	JBS USA LUX SA./JBS USA Food Co./JBS USA
	Finance, Inc., 5.5%, 1/15/30 (144A)	6,406,250
2,500,000	Smithfield Foods, Inc., 2.65%, 10/3/21 (144A)	2,472,402
	Total Food	$ 11,462,055
	Forest Products & Paper — 0.3%
1,275,000	International Paper Co., 4.8%, 6/15/44	$ 1,520,672
2,575,000	International Paper Co., 6.0%, 11/15/41	3,394,195
7,457,000	International Paper Co., 7.3%, 11/15/39	10,472,287
2,728,000	Inversiones CMPC SA., 3.85%, 1/13/30 (144A)	2,783,924
	Total Forest Products & Paper	$ 18,171,078
	Gas — 0.1%
3,060,000	Boston Gas Co., 3.15%, 8/1/27 (144A)	$ 3,338,795
1,808,415	Nakilat, Inc., 6.267%, 12/31/33 (144A)	2,133,929
	Total Gas	$ 5,472,724

The accompanying notes are an integral part of these financial statements.
44 Pioneer Bond Fund | Annual Report | 6/30/20

Principal
Amount
USD ($)		Value
	Hand/Machine Tools — 0.1%
3,024,000(c)	Stanley Black & Decker, Inc., 4.0% (5 Year CMT
	Index + 266 bps), 3/15/60	$ 3,025,531
	Total Hand/Machine Tools	$ 3,025,531
	Healthcare-Products — 0.5%
12,725,000	Boston Scientific Corp., 2.65%, 6/1/30	$ 13,260,468
13,810,000	Edwards Lifesciences Corp., 4.3%, 6/15/28	16,464,382
	Total Healthcare-Products	$ 29,724,850
	Healthcare-Services — 1.1%
7,590,000	Anthem, Inc., 3.125%, 5/15/50	$ 7,851,717
4,506,000	Anthem, Inc., 3.65%, 12/1/27	5,133,955
1,140,000	Anthem, Inc., 4.101%, 3/1/28	1,335,977
12,997,000	Centene Corp., 3.375%, 2/15/30	13,123,201
1,940,000	Centene Corp., 4.25%, 12/15/27	2,001,905
3,870,000	Centene Corp., 4.625%, 12/15/29	4,082,850
12,318,000	HCA, Inc., 3.5%, 9/1/30	11,864,352
5,766,000	Health Care Service Corp. A Mutual Legal Reserve
	Co., 3.2%, 6/1/50 (144A)	5,866,890
3,630,000	Humana, Inc., 3.95%, 3/15/27	4,115,716
2,110,000	LifePoint Health, Inc., 6.75%, 4/15/25 (144A)	2,178,575
1,200,000	Molina Healthcare, Inc., 4.375%, 6/15/28 (144A)	1,198,500
2,400,000	NYU Langone Hospitals, 4.428%, 7/1/42	2,723,371
3,990,000	Tenet Healthcare Corp., 5.125%, 11/1/27 (144A)	3,936,933
	Total Healthcare-Services	$ 65,413,942
	Home Builders — 0.2%
8,711,000	DR Horton, Inc., 2.5%, 10/15/24	$ 9,098,235
4,320,000	Meritage Homes Corp., 6.0%, 6/1/25	4,596,307
	Total Home Builders	$ 13,694,542
	Insurance — 2.4%
2,335,000	AXA SA., 8.6%, 12/15/30	$ 3,391,382
19,258,000	CNO Financial Group, Inc., 5.25%, 5/30/29	20,639,357
2,960,000(c)	Farmers Exchange Capital III, 5.454% (3 Month
	USD LIBOR + 345 bps), 10/15/54 (144A)	3,428,657
9,610,000(c)	Farmers Insurance Exchange, 4.747% (3 Month
	USD LIBOR + 323 bps), 11/1/57 (144A)	9,703,579
5,045,000	Great-West Lifeco Finance 2018 LP, 4.581%,
	5/17/48 (144A)	6,186,940
18,482,000	Liberty Mutual Insurance Co., 7.697%,
	10/15/97 (144A)	28,188,403
6,200,000	MassMutual Global Funding II, 2.95%,
	1/11/25 (144A)	6,722,670
6,330,000	Nationwide Financial Services, Inc., 3.9%,
	11/30/49 (144A)	6,304,880

The accompanying notes are an integral part of these financial statements.
Pioneer Bond Fund | Annual Report | 6/30/20 45

Schedule of Investments | 6/30/20 (continued)

Principal
Amount
USD ($)		Value
	Insurance — (continued)
15,460,000	Nationwide Mutual Insurance Co., 4.35%,
	4/30/50 (144A)	$ 16,488,418
4,085,000	New York Life Insurance Co., 3.75%, 5/15/50 (144A)	4,613,320
7,300,000	New York Life Insurance Co., 4.45%, 5/15/69 (144A)	8,919,452
10,088,000(c)	Nippon Life Insurance Co., 3.4% (5 Year CMT Index +
	261 bps), 1/23/50 (144A)	10,441,080
15,176,000	Prudential Financial, Inc., 3.0%, 3/10/40	15,458,621
690,000	Teachers Insurance & Annuity Association of
	America, 6.85%, 12/16/39 (144A)	1,037,362
2,174,000	Willis North America, Inc., 2.95%, 9/15/29	2,301,305
	Total Insurance	$ 143,825,426
	Internet — 0.8%
16,900,000	Booking Holdings, Inc., 4.625%, 4/13/30	$ 19,947,408
15,750,000	Expedia Group, Inc., 3.25%, 2/15/30	14,684,433
4,125,000	Expedia Group, Inc., 3.8%, 2/15/28	3,951,040
6,200,000	TD Ameritrade Holding Corp., 3.3%, 4/1/27	6,943,161
	Total Internet	$ 45,526,042
	Iron & Steel — 0.1%
3,550,000	Commercial Metals Co., 4.875%, 5/15/23	$ 3,576,625
1,525,000	Commercial Metals Co., 5.75%, 4/15/26	1,563,125
2,005,000	Steel Dynamics, Inc., 3.25%, 1/15/31	2,044,993
	Total Iron & Steel	$ 7,184,743
	Leisure Time — 0.0%†
2,207,000	Royal Caribbean Cruises, Ltd., 11.5%, 6/1/25 (144A)	$ 2,302,895
	Total Leisure Time	$ 2,302,895
	Lodging — 0.1%
2,190,000	Marriott International, Inc., 4.625%, 6/15/30	$ 2,272,377
1,325,000	Marriott International, Inc., 5.75%, 5/1/25	1,439,423
4,300,000	Sands China, Ltd., 4.375%, 6/18/30 (144A)	4,478,235
	Total Lodging	$ 8,190,035
	Media — 0.7%
8,500,000	CCO Holdings LLC/CCO Holdings Capital Corp.,
	4.75%, 3/1/30 (144A)	$ 8,697,115
7,745,000	Comcast Corp., 4.15%, 10/15/28	9,284,529
6,180,000	Diamond Sports Group LLC/Diamond Sports
	Finance Co., 6.625%, 8/15/27 (144A)	3,290,850
5,557,000	Gray Television, Inc., 7.0%, 5/15/27 (144A)	5,695,925
2,785,000	Walt Disney Co., 3.6%, 1/13/51	3,102,326
10,950,000	Walt Disney Co., 4.7%, 3/23/50	14,116,355
	Total Media	$ 44,187,100

The accompanying notes are an integral part of these financial statements.
46 Pioneer Bond Fund | Annual Report | 6/30/20

Principal
Amount
USD ($)		Value
	Mining — 0.5%
1,325,000	Anglo American Capital Plc, 4.0%, 9/11/27 (144A)	$ 1,416,587
3,193,000	Anglo American Capital Plc, 4.5%, 3/15/28 (144A)	3,502,062
2,750,000	Anglo American Capital Plc, 4.75%, 4/10/27 (144A)	3,060,789
6,600,000	Anglo American Capital Plc, 4.875%, 5/14/25 (144A)	7,349,272
14,979,000	Freeport-McMoRan, Inc., 5.45%, 3/15/43	14,679,420
2,125,000	Novelis Corp., 4.75%, 1/30/30 (144A)	2,029,375
	Total Mining	$ 32,037,505
	Miscellaneous Manufacturers — 0.2%
4,995,000	General Electric Co., 4.25%, 5/1/40	$ 4,970,414
5,640,000	General Electric Co., 4.35%, 5/1/50	5,577,985
	Total Miscellaneous Manufacturers	$ 10,548,399
	Multi-National — 0.5%
11,165,000	Africa Finance Corp., 4.375%, 4/17/26 (144A)	$ 11,763,444
6,065,000	African Export-Import Bank, 3.994%, 9/21/29 (144A)	5,967,960
7,150,000	Banque Ouest Africaine de Developpement, 4.7%,
	10/22/31 (144A)	7,195,760
2,230,000	Banque Ouest Africaine de Developpement, 5.0%,
	7/27/27 (144A)	2,319,200
4,450,000	Banque Ouest Africaine de Developpement, 5.5%,
	5/6/21 (144A)	4,553,596
	Total Multi-National	$ 31,799,960
	Oil & Gas — 1.1%
1,480,000	Apache Corp., 4.25%, 1/15/30	$ 1,279,399
13,130,000	Apache Corp., 4.375%, 10/15/28	11,594,586
16,965,000	Cenovus Energy, Inc., 6.75%, 11/15/39	16,518,189
5,275,000	CNOOC Nexen Finance 2014 ULC, 4.25%, 4/30/24	5,807,566
5,000,000	MEG Energy Corp., 7.125%, 2/1/27 (144A)	4,156,250
1,770,000	Newfield Exploration Co., 5.375%, 1/1/26	1,657,486
1,400,000	Newfield Exploration Co., 5.625%, 7/1/24	1,337,768
1,745,000	PBF Holding Co. LLC/PBF Finance Corp., 9.25%,
	5/15/25 (144A)	1,862,788
6,065,000	Petroleos Mexicanos, 5.35%, 2/12/28	5,094,600
3,835,000	Phillips 66, 2.15%, 12/15/30	3,722,655
8,468,000	Valero Energy Corp., 6.625%, 6/15/37	11,260,939
	Total Oil & Gas	$ 64,292,226
	Oil & Gas Services — 0.0%†
2,250,000	Halliburton Co., 7.6%, 8/15/96 (144A)	$ 2,307,157
	Total Oil & Gas Services	$ 2,307,157
	Pharmaceuticals — 1.2%
7,003,000	AbbVie, Inc., 4.05%, 11/21/39 (144A)	$ 8,189,728
4,900,000	Bayer US Finance II LLC, 4.25%, 12/15/25 (144A)	5,625,736
7,350,000	Cardinal Health, Inc., 4.9%, 9/15/45	8,473,413

The accompanying notes are an integral part of these financial statements.

Pioneer Bond Fund | Annual Report | 6/30/20 47

Schedule of Investments | 6/30/20 (continued)

Principal
Amount
USD ($)		Value
	Pharmaceuticals — (continued)
6,225,000	Cigna Corp., 4.375%, 10/15/28	$ 7,367,219
408,524	CVS Pass-Through Trust, 5.298%, 1/11/27 (144A)	439,065
2,386,158	CVS Pass-Through Trust, 5.773%, 1/10/33 (144A)	2,685,449
1,660,970	CVS Pass-Through Trust, 5.926%, 1/10/34 (144A)	1,856,942
2,898,255	CVS Pass-Through Trust, 6.036%, 12/10/28	3,275,655
4,388,547	CVS Pass-Through Trust, 8.353%, 7/10/31 (144A)	5,724,278
1,391,000	Perrigo Finance Unlimited Co., 3.5%, 3/15/21	1,392,360
4,570,000	Perrigo Finance Unlimited Co., 3.9%, 12/15/24	4,859,880
11,515,000	Takeda Pharmaceutical Co., Ltd., 2.05%, 3/31/30	11,508,741
6,382,000	Teva Pharmaceutical Finance Netherlands III BV,
	3.15%, 10/1/26	5,698,360
5,175,000	Teva Pharmaceutical Finance Netherlands III BV,
	7.125%, 1/31/25 (144A)	5,508,736
	Total Pharmaceuticals	$ 72,605,562
	Pipelines — 3.4%
3,025,000	Cameron LNG LLC, 3.302%, 1/15/35 (144A)	$ 3,335,169
6,834,000	Cameron LNG LLC, 3.402%, 1/15/38 (144A)	7,340,814
3,450,000	DCP Midstream Operating LP, 5.375%, 7/15/25	3,424,125
4,025,000	DCP Midstream Operating LP, 5.6%, 4/1/44	3,220,000
3,629,000	Enable Midstream Partners LP, 4.4%, 3/15/27	3,380,408
14,441,000	Enable Midstream Partners LP, 4.95%, 5/15/28	13,376,579
10,550,000	Enbridge, Inc., 3.7%, 7/15/27	11,640,796
4,085,000	Energy Transfer Operating LP, 6.0%, 6/15/48	4,236,870
1,125,000	Energy Transfer Operating LP, 6.125%, 12/15/45	1,159,449
4,207,000	Energy Transfer Operating LP, 6.5%, 2/1/42	4,557,175
11,045,000(a)(c)	Energy Transfer Operating LP, 7.125% (5 Year CMT
	Index + 531 bps)	9,443,475
510,000	EnLink Midstream LLC, 5.375%, 6/1/29	382,500
8,316,000	EnLink Midstream Partners LP, 5.45%, 6/1/47	5,154,257
4,299,000	EnLink Midstream Partners LP, 5.6%, 4/1/44	2,622,390
1,622,000	Enterprise Products Operating LLC, 3.95%, 1/31/60	1,671,475
4,680,000	Hess Midstream Operations LP, 5.125%,
	6/15/28 (144A)	4,504,126
10,830,000	Kinder Morgan, Inc., 5.05%, 2/15/46	12,461,460
4,724,000	Midwest Connector Capital Co. LLC, 4.625%,
	4/1/29 (144A)	5,092,191
5,914,000(b)	MPLX LP, 1.213% (3 Month USD LIBOR +
	90 bps), 9/9/21	5,867,118
9,940,000	MPLX LP, 4.25%, 12/1/27	10,776,619
3,875,000	MPLX LP, 4.875%, 12/1/24	4,303,827
3,045,000	MPLX LP, 4.875%, 6/1/25	3,399,072
6,920,000	MPLX LP, 5.5%, 2/15/49	7,668,924
12,125,000	Phillips 66 Partners LP, 3.75%, 3/1/28	12,942,134
10,675,000	Sabine Pass Liquefaction LLC, 5.0%, 3/15/27	11,944,182

The accompanying notes are an integral part of these financial statements.
48 Pioneer Bond Fund | Annual Report | 6/30/20

Principal
Amount
USD ($)		Value
	Pipelines — (continued)
6,730,000	Sunoco Logistics Partners Operations LP,
	5.35%, 5/15/45	$ 6,591,685
10,876,000	Sunoco Logistics Partners Operations LP,
	5.4%, 10/1/47	10,881,582
786,000	Sunoco Logistics Partners Operations LP,
	6.1%, 2/15/42	823,443
8,870,000	Texas Eastern Transmission LP, 3.5%, 1/15/28 (144A)	9,438,857
17,007,000	Williams Cos., Inc., 5.75%, 6/24/44	19,669,505
2,475,000	Williams Cos., Inc., 7.75%, 6/15/31	3,197,823
	Total Pipelines	$ 204,508,030
	Real Estate — 0.2%
10,250,000(a)(c)	AT Securities BV, 5.25% (5 Year USD Swap
	Rate + 355 bps)	$ 10,207,360
	Total Real Estate	$ 10,207,360
	REITs — 1.9%
2,555,000	Alexandria Real Estate Equities, Inc., 4.3%, 1/15/26	$ 2,907,999
3,450,000	Duke Realty LP, 3.625%, 4/15/23	3,664,747
8,560,000	Duke Realty LP, 3.75%, 12/1/24	9,411,283
9,500,000	Essex Portfolio LP, 3.5%, 4/1/25	10,357,016
1,480,000	Essex Portfolio LP, 3.625%, 5/1/27	1,642,636
4,461,000	Healthcare Realty Trust, Inc., 2.4%, 3/15/30	4,244,279
6,805,000	Healthcare Trust of America Holdings LP,
	3.5%, 8/1/26	7,352,042
4,675,000	Healthcare Trust of America Holdings LP,
	3.75%, 7/1/27	4,933,007
3,390,000	Highwoods Realty LP, 3.625%, 1/15/23	3,516,713
7,105,000	Highwoods Realty LP, 4.125%, 3/15/28	7,599,103
8,700,000	iStar, Inc., 4.25%, 8/1/25	7,873,500
3,475,000	iStar, Inc., 4.75%, 10/1/24	3,244,781
9,833,000	MPT Operating Partnership LP/MPT Finance Corp.,
	4.625%, 8/1/29	9,882,165
6,975,000	SBA Tower Trust, 3.869%, 10/8/24 (144A)	7,365,827
6,115,000	Simon Property Group LP, 3.25%, 9/13/49	5,701,298
1,520,000	UDR, Inc., 2.95%, 9/1/26	1,609,805
6,077,000	UDR, Inc., 4.0%, 10/1/25	6,778,056
5,300,000	UDR, Inc., 4.4%, 1/26/29	6,181,060
7,124,000	Uniti Group LP/Uniti Fiber Holdings, Inc./CSL
	Capital LLC, 7.875%, 2/15/25 (144A)	7,218,535
	Total REITs	$ 111,483,852

The accompanying notes are an integral part of these financial statements.
Pioneer Bond Fund | Annual Report | 6/30/20 49

Schedule of Investments | 6/30/20 (continued)

Principal
Amount
USD ($)		Value
	Retail — 0.3%
4,115,000	AutoNation, Inc., 4.75%, 6/1/30	$ 4,458,884
6,532,000	Beacon Roofing Supply, Inc., 4.875%, 11/1/25 (144A)	5,829,810
1,110,000	QVC, Inc., 4.75%, 2/15/27	1,073,370
4,754,000	Starbucks Corp., 3.35%, 3/12/50	4,841,817
	Total Retail	$ 16,203,881
	Semiconductors — 0.7%
4,748,000	Broadcom, Inc., 4.11%, 9/15/28 (144A)	$ 5,173,057
3,485,000	Broadcom, Inc., 4.25%, 4/15/26 (144A)	3,878,474
3,225,000	Broadcom, Inc., 4.3%, 11/15/32 (144A)	3,538,401
15,388,000	Broadcom, Inc., 5.0%, 4/15/30 (144A)	17,686,549
7,190,000	Intel Corp., 4.95%, 3/25/60	10,561,450
	Total Semiconductors	$ 40,837,931
	Software — 0.4%
15,690,000	Citrix Systems, Inc., 3.3%, 3/1/30	$ 16,772,469
9,640,000	Infor, Inc., 1.75%, 7/15/25 (144A)	9,680,275
	Total Software	$ 26,452,744
	Telecommunications — 0.8%
8,264,000	Altice France SA., 5.5%, 1/15/28 (144A)	$ 8,346,640
14,190,000	AT&T, Inc., 3.65%, 6/1/51	14,857,230
11,345,000	AT&T, Inc., 3.85%, 6/1/60	12,098,012
1,260,000	CenturyLink, Inc., 4.0%, 2/15/27 (144A)	1,223,775
6,502,000	CommScope Technologies LLC, 5.0%,
	3/15/27 (144A)	5,856,351
3,950,000	Level 3 Financing, Inc., 4.625%, 9/15/27 (144A)	3,979,625
	Total Telecommunications	$ 46,361,633
	Transportation — 0.6%
3,708,000	Canadian Pacific Railway Co., 2.05%, 3/5/30	$ 3,795,033
13,715,000	Union Pacific Corp., 3.375%, 2/1/35	15,435,112
11,993,000	Union Pacific Corp., 3.75%, 2/5/70	13,359,101
3,125,000	United Parcel Service, Inc., 5.3%, 4/1/50	4,497,232
	Total Transportation	$ 37,086,478
	Trucking & Leasing — 0.3%
6,623,000	Penske Truck Leasing Co. LP/PTL Finance Corp., 2.7%,
	3/14/23 (144A)	$ 6,778,335
4,183,000	Penske Truck Leasing Co. LP/PTL Finance Corp., 3.35%,
	11/1/29 (144A)	4,263,847
4,615,000	Penske Truck Leasing Co. LP/PTL Finance Corp., 4.2%,
	4/1/27 (144A)	4,979,972
	Total Trucking & Leasing	$ 16,022,154

The accompanying notes are an integral part of these financial statements.
50 Pioneer Bond Fund | Annual Report | 6/30/20

Principal
Amount
USD ($)		Value
Water — 0.1%
3,105,000	Essential Utilities, Inc., 3.351%, 4/15/50	$ 3,236,866
3,340,000	Essential Utilities, Inc., 3.566%, 5/1/29	3,708,240
	Total Water	$ 6,945,106
TOTAL CORPORATE BONDS
	(Cost $2,042,879,279)	$ 2,133,215,876
FOREIGN GOVERNMENT BOND — 0.2%
of Net Assets
Mexico — 0.2%
13,425,000	Mexico Government International Bond,
	4.6%, 2/10/48	$ 13,928,438
	Total Mexico	$ 13,928,438
TOTAL FOREIGN GOVERNMENT BOND
	(Cost $12,378,271)	$ 13,928,438
INSURANCE-LINKED SECURITIES — 2.8%
of Net Assets(f)
Event Linked Bonds — 0.7%
Earthquakes – California — 0.0%†
250,000(b)	Ursa Re, 5.377% (3 Month U.S. Treasury Bill +
	524 bps), 9/24/21 (144A)	$ 243,700
2,000,000(b)	Ursa Re, 5.887% (3 Month U.S. Treasury Bill +
	575 bps), 12/10/22 (144A)	1,950,000
$ 2,193,700
Earthquakes – Chile — 0.0%†
1,500,000(b)	International Bank for Reconstruction &
Development, 2.692% (3 Month USD LIBOR +
	250 bps), 2/15/21 (144A)	$ 1,473,000
Earthquakes – Colombia — 0.0%†
1,250,000(b)	International Bank for Reconstruction &
Development, 3.192% (3 Month USD LIBOR +
	300 bps), 2/15/21 (144A)	$ 1,227,375
Earthquakes – Mexico — 0.0%†
250,000(b)	International Bank for Reconstruction &
Development, 3.733% (3 Month USD LIBOR +
	350 bps), 3/13/24 (144A)	$ 246,725
Earthquakes – U.S. — 0.0%†
1,150,000(b)	Acorn Re, 3.726% (3 Month USD LIBOR + 275 bps),
	11/10/21 (144A)	$ 1,139,075
Health – U.S. — 0.1%
800,000(b)	Vitality Re VIII, Ltd., 2.132% (3 Month U.S. Treasury
	Bill + 200 bps), 1/8/21 (144A)	$ 672,000
2,500,000(b)	Vitality Re X, 1.882% (3 Month U.S. Treasury Bill +
	175 bps), 1/10/23 (144A)	2,375,000
$ 3,047,000

The accompanying notes are an integral part of these financial statements.
Pioneer Bond Fund | Annual Report | 6/30/20 51

Schedule of Investments | 6/30/20 (continued)

Principal
Amount
USD ($)		Value
Inland Flood – U.S. — 0.0%†
250,000(b)	FloodSmart Re, 11.964% (1 Month U.S. Treasury
	Bill + 1,183 bps), 3/7/22 (144A)	$ 246,525
Multiperil – Florida — 0.0%†
250,000(b)	Sanders RE II, 5.634% (3 Month U.S. Treasury Bill +
	550 bps), 6/7/23 (144A)	$ 249,500
Multiperil – U.S. & Canada — 0.0%†
2,750,000(b)	Kilimanjaro III Re, 9.634% (3 Month U.S. Treasury
	Bill + 950 bps), 12/19/23 (144A)	$ 2,658,425
500,000(b)	Mona Lisa Re, 8.134% (3 Month U.S. Treasury Bill +
	800 bps), 1/9/23 (144A)	497,050
$ 3,155,475
Multiperil – U.S. — 0.3%
500,000(b)	Bonanza RE, 4.884% (3 Month U.S. Treasury Bill +
	475 bps), 2/20/24 (144A)	$ 486,000
2,000,000(b)	Bowline Re, Series Series 2018-1, 4.894% (3 Month
	U.S. Treasury Bill + 476 bps), 5/23/22 (144A)	1,937,400
500,000(b)	Caelus Re V, 0.637% (1 Month U.S. Treasury Bill +
	50 bps), 6/5/24 (144A)	480,000
500,000(b)	Caelus Re VI, 5.637% (3 Month U.S. Treasury Bill +
	550 bps), 6/7/23 (144A)	482,200
850,000(b)	Kilimanjaro II Re, 6.367% (6 Month USD LIBOR +
	630 bps), 4/20/21 (144A)	835,550
1,500,000(b)	Kilimanjaro II Re, 7.977% (6 Month USD LIBOR +
	791 bps), 4/20/21 (144A)	1,474,500
1,600,000(b)	Kilimanjaro Re, 6.113% (3 Month USD LIBOR +
	494 bps), 5/6/22 (144A)	1,557,920
2,500,000(b)	Residential Reinsurance 2016, 4.214% (3 Month
	U.S. Treasury Bill + 408 bps), 12/6/20 (144A)	2,468,000
1,250,000(b)	Residential Reinsurance 2016, 5.734% (3 Month
	U.S. Treasury Bill + 560 bps), 12/6/20 (144A)	1,216,875
250,000(b)	Residential Reinsurance 2020, 5.634% (3 Month
	U.S. Treasury Bill + 550 bps), 6/6/24 (144A)	249,625
1,000,000(b)	Spectrum Re, 5.965% (6 Month USD LIBOR + 575
	bps), 6/8/21 (144A)	977,100
$ 12,165,170
Multiperil – U.S. Regional — 0.1%
2,500,000(b)	Long Point Re III, 2.884% (3 Month U.S. Treasury
	Bill + 275 bps), 6/1/22 (144A)	$ 2,437,750
1,250,000(b)	Matterhorn Re, 5.134% (3 Month U.S. Treasury Bill +
	500 bps), 1/8/24 (144A)	1,234,375
$ 3,672,125
Multiperil – Worldwide — 0.1%
1,500,000(b)	Galilei Re, 6.704% (6 Month USD LIBOR +
	513 bps), 1/8/21 (144A)	$ 1,468,050

The accompanying notes are an integral part of these financial statements.
52 Pioneer Bond Fund | Annual Report | 6/30/20

Principal
Amount
USD ($)		Value
Multiperil – Worldwide — (continued)
1,200,000(b)	Galilei Re, 6.798% (6 Month USD LIBOR +
	588 bps), 1/8/21 (144A)	$ 1,174,680
300,000(b)	Galilei Re 2017, 7.254% (6 Month USD LIBOR +
	568 bps), 1/8/21 (144A)	293,880
250,000(b)	Kendall Re, 5.591% (3 Month USD LIBOR +
	525 bps), 5/6/21 (144A)	242,350
$ 3,178,960
Pandemic – U.S. — 0.0%†
1,000,000(b)	Vitality Re XI, 1.932% (3 Month U.S. Treasury Bill +
	180 bps), 1/9/24 (144A)	$ 840,000
Pandemic – Worldwide — 0.0%†
1,416,610(b)	International Bank for Reconstruction &
Development, 8.373% (6 Month USD LIBOR +
	690 bps), 7/15/20 (144A)	$ 1,419,443
1,750,000(b)	Vita Capital VI, Ltd., 4.614% (6 Month USD LIBOR +
	290 bps), 1/8/21 (144A)	1,487,500
$ 2,906,943
Windstorm – U.S. Regional — 0.1%
400,000(g)	Matterhorn Re, 12/7/20	$ 364,400
2,500,000(g)	Matterhorn Re, 12/7/21 (144A)	2,156,250
1,500,000(b)	Matterhorn Re, 6.384% (3 Month U.S. Treasury Bill +
	625 bps), 12/7/21 (144A)	1,467,000
250,000(b)	Matterhorn Re, 7.134% (3 Month U.S. Treasury Bill +
	700 bps), 12/7/21 (144A)	250,275
1,750,000(b)	Matterhorn Re, 10.134% (3 Month U.S. Treasury Bill +
	1,000 bps), 12/7/21 (144A)	1,750,000
$ 5,987,925
	Total Event Linked Bonds	$ 41,729,498

Face
Amount
USD ($)
	Collateralized Reinsurance — 0.5%
	Earthquakes – California — 0.0%†
2,500,000+(h)(i)	Adare Re 2020, 1/31/21	$ 2,569,300
	Multiperil – Massachusetts — 0.1%
3,000,000+(h)(i)	Denning Re 2019, 7/31/20	$ 3,081,638
	Multiperil – U.S. — 0.2%
8,000,000+(h)(i)	Ballybunion Re, -0.315%, 2/28/21	$ 8,102,447
600,000+(h)(i)	Dingle Re 2019, 2/1/21	612,315
750,000+(h)(i)	Dingle Re 2020, 1/31/21	734,309
2,000,000+(h)	Port Royal Re 2019, 5/31/21	1,977,817
		$ 11,426,888

The accompanying notes are an integral part of these financial statements.
Pioneer Bond Fund | Annual Report | 6/30/20 53

Schedule of Investments | 6/30/20 (continued)

Face
Amount
USD ($)		Value
	Multiperil – U.S. & Canada — 0.1%
3,000,000+(h)(i)	Leven Re 2020, 1/31/21	$ 2,964,548
	Multiperil – U.S. Regional — 0.0%†
2,500,000+(h)(i)	Ailsa Re 2019, 6/30/20	$ 2,662,386
	Multiperil – Worldwide — 0.1%
28,000+(h)	Limestone Re 2016-1, 8/31/21	$ —
82,000+(h)	Limestone Re 2016-1, 8/31/21	—
1,500,000+(h)(i)	Limestone Re 2019-2, 3/1/23 (144A)	1,591,200
480,000+(h)(i)	Limestone Re 2020-1, 3/1/24	488,784
1,420,000+(h)(i)	Limestone Re 2020-1, 3/1/24	1,445,986
20,000+(h)	Limestone Re 2019, 9/9/22	132,924
1,500,000+(h)(i)	Mid Ocean Re 2019, 7/31/20	1,546,316
300,000+(h)(i)	Old Head Re 2020, 12/31/23	265,177
3,600,000+(h)(i)	Resilience Re, 4/6/21	360
567,400+(h)(i)	Seminole Re 2018, 1/15/21	64,132
553,333+(h)(i)	Walton Health Re 2018, 6/15/20	262,833
350,000+(h)(i)	Walton Health Re 2019, 6/30/20	350,850
		$ 6,148,562
	Windstorm – Florida — 0.0%†
1,500,000+(h)(i)	Formby Re 2018, 2/28/21	$ 282,782
	Windstorm – North Carolina — 0.0%†
2,400,000+(h)	Isosceles Re 2020, 4/30/22	$ 2,327,711
	Windstorm – U.S. Regional — 0.0%†
1,000,000+(h)(i)	Oakmont Re 2017, 4/15/20	$ 29,400
2,500,000+(h)(i)	Oakmont Re 2019, 4/30/21	1,730,780
		$ 1,760,180
	Total Collateralized Reinsurance	$ 33,223,995
	Industry Loss Warranties — 0.1%
	Windstorm – U.S. — 0.1%
5,250,000+(h)	Thaxted Park Re 2020, 12/10/20	$ 5,077,233
	Total Industry Loss Warranties	$ 5,077,233
	Reinsurance Sidecars — 1.5%
	Multiperil – U.S. — 0.1%
3,600,000+(h)(i)	Carnoustie Re 2016, 11/30/20	$ 97,200
4,500,000+(h)(i)	Carnoustie Re 2017, 11/30/21	593,100
2,000,000+(h)	Carnoustie Re 2018, 12/31/21	22,400
1,139,928+(h)(i)	Carnoustie Re 2019, 12/31/22	1,327,653
1,300,000+(h)(i)	Castle Stuart Re 2018, 12/1/21	330,783
2,000,000+(i)(j)	Harambee Re 2018, 12/31/21	72,000
5,000,000+(j)	Harambee Re 2019, 12/31/22	104,000
4,000,000+(i)(j)	Harambee Re 2020, 12/31/23	4,005,200
		$ 6,552,336

The accompanying notes are an integral part of these financial statements.
54 Pioneer Bond Fund | Annual Report | 6/30/20

Face
Amount
USD ($)		Value
	Multiperil – Worldwide — 1.4%
440,000+(h)(i)	Alturas Re, 3/10/23	$ 369,160
560,000+(h)(i)	Alturas Re, 3/10/23	469,840
4,500,000+(h)(i)	Alturas Re, 3/10/23	4,674,600
2,200+(h)(i)	Alturas Re 2019-2, 6/30/20	45,940
34,018+(h)	Alturas Re 2019-2, 3/10/22	307,247
250,000+(h)(i)	Alturas Re 2019-3, 9/12/23	277,250
900,000+(h)(i)	Arlington Re 2015, 2/1/21	43,740
2,000,000+(h)(i)	Bantry Re 2016, 3/31/21	161,200
1,500,000+(h)(i)	Bantry Re 2017, 3/31/21	354,150
2,000,000+(h)(i)	Bantry Re 2018, 12/31/21	22,800
5,000,000+(h)	Bantry Re 2019, 12/31/22	169,818
4,776,758+(h)(i)	Bantry Re 2020, 12/31/23	4,987,963
2,000,000+(h)(i)	Berwick Re 2017-1, 2/1/21	66,200
10,192,268+(h)(i)	Berwick Re 2018-1, 12/31/21	1,240,399
7,281,734+(h)(i)	Berwick Re 2019-1, 12/31/22	7,858,550
1,250,000+(j)	Blue Lotus Re 2018, 12/31/21	77,750
185,850+(h)	Eden Re II, 3/22/22 (144A)	116,551
6,000+(h)(i)	Eden Re II, 3/22/23 (144A)	52,087
59,061+(h)(i)	Eden Re II, 3/22/23 (144A)	526,641
2,600,000+(h)(i)	Eden Re II, 3/22/24 (144A)	2,721,160
6,400,000+(h)(i)	Eden Re II, 3/22/24 (144A)	6,694,400
125,000+(h)	Eden Re II, 3/22/22 (144A)	81,372
3,500,000+(h)(i)	Gleneagles Re 2016, 11/30/20	109,200
1,000,000+(h)(i)	Gleneagles Re 2018, 12/31/21	118,300
886,832+(h)	Gleneagles Re 2019, 12/31/22	19,818
1,250,000+(h)(i)	Gleneagles Re 2020, 12/31/2023	1,287,701
2,118,314+(h)(i)	Gullane Re 2018, 12/31/21	2,076,269
2,000+(h)	Limestone Re 2018, 3/1/22	66,685
500,000+(h)(i)	Lion Rock Re, 1/31/21	541,700
500,000+(j)	Lion Rock Re 2019, 1/31/21	48,800
5,000,000+(i)(j)	Lorenz Re 2018, 7/1/21	218,500
2,993,180+(i)(j)	Lorenz Re 2019, 6/30/22	2,365,510
7,000,000+(h)(i)	Merion Re 2018-2, 12/31/21	7,625,800
1,000,000+(i)(j)	NCM Re 2019, 12/31/22	151,900
3,600,000+(h)(i)	Pangaea Re 2015-1, 2/28/21	4,710
4,000,000+(h)	Pangaea Re 2015-2, 5/29/21	5,964
4,500,000+(h)	Pangaea Re 2016-1, 11/30/20	9,989
3,000,000+(h)	Pangaea Re 2016-2, 11/30/20	8,928
3,000,000+(h)(i)	Pangaea Re 2017-1, 11/30/21	300
3,800,000+(h)(i)	Pangaea Re 2018-1, 12/31/21	223,440
6,500,000+(h)(i)	Pangaea Re 2018-3, 7/1/22	134,832
4,017,011+(h)(i)	Pangaea Re 2019-1, 2/1/23	83,704
4,779,537+(h)(i)	Pangaea Re 2019-3, 7/1/23	4,808,075
3,974,837+(h)(i)	Pangaea Re 2020-1, 2/1/24	4,077,770

The accompanying notes are an integral part of these financial statements.
Pioneer Bond Fund | Annual Report | 6/30/20 55

Schedule of Investments | 6/30/20 (continued)

Face
Amount
USD ($)		Value
	Multiperil – Worldwide — (continued)
1,260,000+(h)(i)	Sector Re V, 12/1/23 (144A)	$ 753,262
999,986+(h)(i)	Sector Re V, 12/1/24 (144A)	996,483
900,000+(h)(i)	Sector Re V, 3/1/25 (144A)	916,721
900,000+(h)(i)	Sector Re V, 3/1/25 (144A)	907,696
500,000+(h)(i)	Sector Re V, Ltd., 3/1/25 (144A)	509,289
240,014+(h)(i)	Sector Re V, Series 8, Class D, 12/1/23 (144A)	146,548
758+(h)	Sector Re V, Series 8, Class F, 3/1/23 (144A)	49,231
2,557+(h)	Sector Re V, Series 8, Class G, 3/1/23 (144A)	119,425
600,000+(h)(i)	Sector Re V, Series 9, Class A, 3/1/24 (144A)	309,973
2,000,000+(h)(i)	Sector Re V, Series 9, Class C, 12/1/24 (144A)	1,992,994
1,914+(h)(i)	Sector Re V, Series 9, Class G, 3/1/24 (144A)	152,868
3,000,000+(h)(i)	St. Andrews Re 2017-1, 2/1/21	203,400
1,737,984+(h)(i)	St. Andrews Re 2017-4, 6/1/20	171,018
3,609,700+(h)(i)	Sussex Re 2020-1, 12/31/22	3,717,991
500,000+(i)(j)	Thopas Re 2018, 12/31/21	—
3,000,000+(i)(j)	Thopas Re 2019, 12/31/22	535,800
6,000,000+(i)(j)	Thopas Re 2020, 12/31/23	6,296,400
4,000,000+(h)(i)	Versutus Re 2017, 11/30/21	29,200
2,000,000+(h)(i)	Versutus Re 2018, 12/31/21	—
1,765,095+(h)	Versutus Re 2019-A, 12/31/21	93,903
1,734,905+(h)	Versutus Re 2019-B, 12/31/21	92,297
1,000,000+(i)(j)	Viribus Re 2018, 12/31/21	40,500
3,650,000+(j)	Viribus Re 2019, 12/31/22	143,445
4,139,570+(i)(j)	Viribus Re 2020, 12/31/23	4,411,954
1,623,326+(h)(i)	Woburn Re 2018, 12/31/21	217,174
4,979,452+(h)(i)	Woburn Re 2019, 12/31/22	2,912,212
		$ 81,026,497
	Total Reinsurance Sidecars	$ 87,578,833
	TOTAL INSURANCE-LINKED SECURITIES
	(Cost $168,841,258)	$ 167,609,559

Principal
Amount
USD ($)
MUNICIPAL BONDS — 0.0%† of Net Assets(k)
Municipal General — 0.0%†
2,335,000	Virginia Commonwealth Transportation Board,
	Transportation Capital Projects, 4.0%, 5/15/32	$ 2,542,675
	Total Municipal General	$ 2,542,675
Municipal Higher Education — 0.0%†
525,000	Amherst College, 3.794%, 11/1/42	$ 593,937
	Total Municipal Higher Education	$ 593,937

The accompanying notes are an integral part of these financial statements.
56 Pioneer Bond Fund | Annual Report | 6/30/20

Principal
Amount
USD ($)		Value
TOTAL MUNICIPAL BONDS
	(Cost $2,978,151)	$ 3,136,612
SENIOR SECURED FLOATING RATE LOAN
INTERESTS — 0.9% of Net Assets*(b)
Automobile — 0.1%
3,115,354	American Axle & Manufacturing, Inc., Tranche B Term
	Loan, 3.0% (LIBOR + 225 bps), 4/6/24	$ 2,967,375
875,337	CWGS Group LLC (aka Camping World, Inc.), Term
	Loan, 4.123% (LIBOR + 275 bps), 11/8/23	802,849
722,101	Navistar, Inc., Tranche B Term Loan, 3.7% (LIBOR +
	350 bps), 11/6/24	685,996
1,334,117	TI Group Automotive Systems LLC, Initial US Term
	Loan, 3.25% (LIBOR + 250 bps), 6/30/22	1,290,758
	Total Automobile	$ 5,746,978
Beverage, Food & Tobacco — 0.1%
3,692,061	JBS USA Lux SA, (fka JBS USA LLC), New Term Loan,
	3.072% (LIBOR + 200 bps), 5/1/26	$ 3,545,412
	Total Beverage, Food & Tobacco	$ 3,545,412
Buildings & Real Estate — 0.0%†
47,419	Builders FirstSource, Inc., Refinancing Term Loan,
	4.0% (LIBOR + 300 bps), 2/29/24	$ 45,962
	Total Buildings & Real Estate	$ 45,962
Chemicals, Plastics & Rubber — 0.0%†
483,361	Berry Global, Inc. (fka Berry Plastics Corp.), Term X
	Loan, 2.177% (LIBOR + 200 bps), 1/19/24	$ 472,108
232,865	Element Solutions, Inc. (Macdermid, Inc.), Tranche
	B-1 Term Loan, 2.178% (LIBOR + 200 bps), 1/31/26	222,386
	Total Chemicals, Plastics & Rubber	$ 694,494
Computers & Electronics — 0.0%†
1,049,655	Energy Acquisition LP (aka Electrical Components
International), First Lien Initial Term Loan,
	4.428% (LIBOR + 425 bps), 6/26/25	$ 839,724
792,055	ON Semiconductor Corp., 2019 New Replacement
	Term B-4 Loan, 2.178% (LIBOR + 200 bps), 9/19/26	762,022
	Total Computers & Electronics	$ 1,601,746
Diversified & Conglomerate Service — 0.0%†
557,947	Bright Horizons Family Solutions LLC (fka Bright
Horizons Family Solutions, Inc.), Term B Loan, 2.5%
	(LIBOR + 175 bps/PRIME + 75 bps), 11/7/23	$ 544,928
475,209	Filtration Group Corp., Initial Dollar Term Loan,
	3.178% (LIBOR + 300 bps), 3/31/25	457,983
1,064,250	Team Health Holdings, Inc., Initial Term Loan, 3.75%
	(LIBOR + 275 bps), 2/6/24	826,390
	Total Diversified & Conglomerate Service	$ 1,829,301

The accompanying notes are an integral part of these financial statements.
Pioneer Bond Fund | Annual Report | 6/30/20 57

Schedule of Investments | 6/30/20 (continued)

Principal
Amount
USD ($)		Value
Electric & Electrical — 0.0%†
455,904	Rackspace Hosting, Inc., First Lien Term B Loan,
	4.0% (LIBOR + 300 bps), 11/3/23	$ 434,021
	Total Electric & Electrical	$ 434,021
Electronics — 0.1%
4,898,078	Scientific Games International, Inc., Initial Term B-5
	Loan, 3.476% (LIBOR + 275 bps), 8/14/24	$ 4,342,146
	Total Electronics	$ 4,342,146
Environmental Services — 0.0%†
758,069	GFL Environmental, Inc., Effective Date Incremental
	Term Loan, 4.0% (LIBOR + 300 bps), 5/30/25	$ 738,801
	Total Environmental Services	$ 738,801
Healthcare & Pharmaceuticals — 0.1%
710,625	Alkermes, Inc., 2023 Term Loan, 2.45% (LIBOR +
	225 bps), 3/27/23	$ 682,200
486,250	Alphabet Holding Co., Inc. (aka Nature’s Bounty),
First Lien Initial Term Loan, 3.678% (LIBOR +
	350 bps), 9/26/24	458,412
4,945,290	Endo Luxembourg Finance Co. I S.a r.l., Initial Term
	Loan, 5.0% (LIBOR + 425 bps), 4/29/24	4,659,699
698,250	Sotera Health Holdings LLC, First Lien Initial Term
	Loan, 5.5% (LIBOR + 450 bps), 12/11/26	684,503
	Total Healthcare & Pharmaceuticals	$ 6,484,814
Healthcare, Education & Childcare — 0.1%
584,986	Alliance HealthCare Services, Inc., First Lien Initial
	Term Loan, 5.5% (LIBOR + 450 bps), 10/24/23	$ 398,339
478,190	Bausch Health Cos., Inc. (fka Valeant Pharmaceuticals
International, Inc.), Initial Term Loan, 3.19%
	(LIBOR + 300 bps), 6/2/25	464,966
2,171,842	KUEHG Corp. (fka KC MergerSub, Inc.) (aka
KinderCare), Term B-3 Loan, 4.75% (LIBOR +
	375 bps), 2/21/25	1,864,527
1,015,714	Select Medical Corp., Tranche B Term Loan, 2.68%
	(LIBOR + 250 bps), 3/6/25	970,006
	Total Healthcare, Education & Childcare	$ 3,697,838
Hotel, Gaming & Leisure — 0.0%†
1,408,374	1011778 B.C. Unlimited Liability Co. (New Red
Finance, Inc.) (aka Burger King/Tim Hortons), Term
	B-4 Loan, 1.928% (LIBOR + 175 bps), 11/19/26	$ 1,339,011
	Total Hotel, Gaming & Leisure	$ 1,339,011
Insurance — 0.1%
3,790,757	Asurion LLC (fka Asurion Corp.), New Term B-7 Loan,
	3.178% (LIBOR + 300 bps), 7/31/20	$ 3,671,113

The accompanying notes are an integral part of these financial statements.
58 Pioneer Bond Fund | Annual Report | 6/30/20

Principal
Amount
USD ($)		Value
Insurance — (continued)
420,807	MPH Acquisition Holdings LLC, Initial Term Loan,
	3.75% (LIBOR + 275 bps), 6/7/23	$ 400,206
826,625	USI, Inc. (fka Compass Investors, Inc.), 2017 New
	Term Loan, 3.308% (LIBOR + 300 bps), 5/16/24	786,947
	Total Insurance	$ 4,858,266
Leasing — 0.1%
522,172	Avolon TLB Borrower 1 (US) LLC, Term B-3 Loan, 2.5%
	(LIBOR + 175 bps), 1/15/25	$ 487,873
630,290	Avolon TLB Borrower 1 (US) LLC, Term B-4 Loan, 2.25%
	(LIBOR + 150 bps), 2/12/27	575,928
2,688,125	IBC Capital I, Ltd. (aka Goodpack, Ltd.), First Lien
Tranche B-1 Term Loan, 4.058% (LIBOR +
	375 bps), 9/11/23	2,577,240
	Total Leasing	$ 3,641,041
Leisure & Entertainment — 0.0%†
190,787	Fitness International LLC, Term B Loan, 4.322%
	(LIBOR + 325 bps), 4/18/25	$ 122,580
	Total Leisure & Entertainment	$ 122,580
Machinery — 0.0%†
1,147,042	NN, Inc., Tranche B Term Loan, 6.5% (LIBOR +
	575 bps), 10/19/22	$ 1,039,028
	Total Machinery	$ 1,039,028
Metals & Mining — 0.0%†
495,668	BWay Holding Co., Initial Term Loan, 4.561% (LIBOR +
	325 bps), 4/3/24	$ 447,588
	Total Metals & Mining	$ 447,588
Professional & Business Services — 0.0%†
982,500	Lamar Media Corp., Term B Loan, 1.674% (LIBOR +
	150 bps), 2/5/27	$ 965,306
	Total Professional & Business Services	$ 965,306
Retail — 0.0%†
529,650	Staples, Inc., 2019 Refinancing New Term B-2 Loan,
	5.187% (LIBOR + 450 bps), 9/12/24	$ 455,499
	Total Retail	$ 455,499
Securities & Trusts — 0.1%
3,720,029	Stonepeak Lonestar Holdings LLC, Initial Term Loan,
	5.635% (LIBOR + 450 bps), 10/19/26	$ 3,637,880
	Total Securities & Trusts	$ 3,637,880
Telecommunications — 0.1%
3,208,875	CenturyLink, Inc., Term B Loan, 2.428% (LIBOR +
	225 bps), 3/15/27	$ 3,034,893

The accompanying notes are an integral part of these financial statements.
Pioneer Bond Fund | Annual Report | 6/30/20 59

Schedule of Investments | 6/30/20 (continued)

Principal
Amount
USD ($)		Value
	Telecommunications — (continued)
892,641	Go Daddy Operating Co. LLC (GD Finance Co., Inc.),
	Tranche B-1 Term Loan, 1.928% (LIBOR +
	175 bps), 2/15/24	$ 862,514
809,587	Level 3 Financing, Inc., Tranche B 2027 Term Loan,
	1.983% (LIBOR + 175 bps), 3/1/27	767,084
	Total Telecommunications	$ 4,664,491
	Utilities — 0.0%†
919,812	Eastern Power LLC (Eastern Covert Midco LLC)
	(aka TPF II LC LLC), Term Loan, 4.75% (LIBOR +
	375 bps), 10/2/25	$ 894,747
	Total Utilities	$ 894,747
	TOTAL SENIOR SECURED FLOATING RATE
	LOAN INTERESTS
	(Cost $54,616,130)	$ 51,226,950
	U.S. GOVERNMENT AND AGENCY OBLIGATIONS —
	26.5% of Net Assets
20,000,000	Fannie Mae, 2.0%, 7/1/35 (TBA)	$ 20,690,625
40,500,000	Fannie Mae, 2.0%, 7/1/50 (TBA)	41,446,055
58,000,000	Fannie Mae, 2.5%, 7/1/50 (TBA)	60,465,000
863,732	Fannie Mae, 2.5%, 7/1/30	918,238
884,816	Fannie Mae, 2.5%, 7/1/30	939,072
1,475,613	Fannie Mae, 2.5%, 7/1/30	1,568,657
202,211	Fannie Mae, 2.5%, 12/1/42	214,210
206,482	Fannie Mae, 2.5%, 12/1/42	217,265
185,928	Fannie Mae, 2.5%, 1/1/43	196,921
75,466	Fannie Mae, 2.5%, 2/1/43	79,928
92,204	Fannie Mae, 2.5%, 2/1/43	96,128
2,042,078	Fannie Mae, 2.5%, 2/1/43	2,162,812
291,599	Fannie Mae, 2.5%, 3/1/43	308,839
113,128	Fannie Mae, 2.5%, 4/1/43	119,816
236,884	Fannie Mae, 2.5%, 8/1/43	250,888
199,178	Fannie Mae, 2.5%, 12/1/43	210,954
134,529	Fannie Mae, 2.5%, 3/1/44	142,261
187,226	Fannie Mae, 2.5%, 4/1/45	198,301
267,386	Fannie Mae, 2.5%, 4/1/45	283,194
359,049	Fannie Mae, 2.5%, 4/1/45	380,235
365,604	Fannie Mae, 2.5%, 4/1/45	387,227
377,971	Fannie Mae, 2.5%, 4/1/45	400,114
510,984	Fannie Mae, 2.5%, 4/1/45	541,011
1,020,278	Fannie Mae, 2.5%, 4/1/45	1,080,627
1,150,879	Fannie Mae, 2.5%, 4/1/45	1,218,951
67,521	Fannie Mae, 2.5%, 5/1/45	71,515
72,768	Fannie Mae, 2.5%, 7/1/45	77,071
193,860	Fannie Mae, 2.5%, 8/1/45	204,043

The accompanying notes are an integral part of these financial statements.
60 Pioneer Bond Fund | Annual Report | 6/30/20

Principal
Amount
USD ($)		Value
	U.S. GOVERNMENT AND AGENCY OBLIGATIONS —
	(continued)
84,611	Fannie Mae, 2.5%, 1/1/46	$ 89,533
2,280,418	Fannie Mae, 3.0%, 9/1/28	2,428,323
2,226,712	Fannie Mae, 3.0%, 10/1/30	2,366,552
835,838	Fannie Mae, 3.0%, 4/1/31	880,448
13,289,314	Fannie Mae, 3.0%, 8/1/42	14,322,396
3,270,712	Fannie Mae, 3.0%, 9/1/42	3,536,489
1,038,883	Fannie Mae, 3.0%, 12/1/42	1,127,768
1,881,506	Fannie Mae, 3.0%, 2/1/43	2,042,588
524,184	Fannie Mae, 3.0%, 5/1/43	569,060
6,673,151	Fannie Mae, 3.0%, 5/1/43	7,148,725
486,590	Fannie Mae, 3.0%, 7/1/43	521,464
1,203,625	Fannie Mae, 3.0%, 8/1/43	1,289,520
3,342,995	Fannie Mae, 3.0%, 9/1/43	3,614,362
631,707	Fannie Mae, 3.0%, 3/1/45	682,794
5,359,932	Fannie Mae, 3.0%, 6/1/45	5,826,886
566,189	Fannie Mae, 3.0%, 5/1/46	617,306
733,057	Fannie Mae, 3.0%, 5/1/46	795,545
86,019	Fannie Mae, 3.0%, 9/1/46	91,081
160,225	Fannie Mae, 3.0%, 10/1/46	169,629
156,027	Fannie Mae, 3.0%, 11/1/46	165,161
6,162,615	Fannie Mae, 3.0%, 1/1/47	6,718,993
2,455,397	Fannie Mae, 3.0%, 3/1/47	2,598,202
3,736,979	Fannie Mae, 3.0%, 9/1/49	4,073,460
38,305,000	Fannie Mae, 3.0%, 7/1/50 (TBA)	40,342,946
1,875,305	Fannie Mae, 3.5%, 6/1/28	1,984,302
783,631	Fannie Mae, 3.5%, 11/1/40	847,549
419,115	Fannie Mae, 3.5%, 10/1/41	462,556
3,051,073	Fannie Mae, 3.5%, 11/1/41	3,295,372
361,028	Fannie Mae, 3.5%, 6/1/42	394,793
2,103,235	Fannie Mae, 3.5%, 7/1/42	2,276,789
2,277,315	Fannie Mae, 3.5%, 8/1/42	2,465,248
292,577	Fannie Mae, 3.5%, 10/1/42	313,334
185,691	Fannie Mae, 3.5%, 11/1/42	203,858
396,340	Fannie Mae, 3.5%, 12/1/42	435,090
408,502	Fannie Mae, 3.5%, 12/1/42	448,455
4,147,626	Fannie Mae, 3.5%, 2/1/45	4,545,045
1,230,502	Fannie Mae, 3.5%, 4/1/45	1,337,546
4,561,556	Fannie Mae, 3.5%, 6/1/45	4,904,240
6,068,990	Fannie Mae, 3.5%, 8/1/45	6,737,359
4,787,137	Fannie Mae, 3.5%, 9/1/45	5,089,948
4,941,467	Fannie Mae, 3.5%, 9/1/45	5,335,307
1,083,742	Fannie Mae, 3.5%, 10/1/45	1,164,918
9,162,797	Fannie Mae, 3.5%, 11/1/45	10,171,904

The accompanying notes are an integral part of these financial statements.
Pioneer Bond Fund | Annual Report | 6/30/20 61

Schedule of Investments | 6/30/20 (continued)

Principal
Amount
USD ($)		Value
	U.S. GOVERNMENT AND AGENCY OBLIGATIONS —
	(continued)
2,046,346	Fannie Mae, 3.5%, 5/1/46	$ 2,237,071
359,175	Fannie Mae, 3.5%, 10/1/46	385,772
1,657,779	Fannie Mae, 3.5%, 1/1/47	1,758,579
3,584,920	Fannie Mae, 3.5%, 1/1/47	3,803,989
5,272,091	Fannie Mae, 3.5%, 1/1/47	5,760,249
8,281,223	Fannie Mae, 3.5%, 1/1/47	8,900,088
68,119	Fannie Mae, 3.5%, 2/1/47	73,305
4,592,126	Fannie Mae, 3.5%, 2/1/47	4,871,900
264,420	Fannie Mae, 3.5%, 7/1/47	281,861
150,621	Fannie Mae, 3.5%, 10/1/47	162,096
449,729	Fannie Mae, 3.5%, 12/1/47	499,001
6,045,429	Fannie Mae, 3.5%, 12/1/47	6,409,068
258,836	Fannie Mae, 3.5%, 2/1/49	271,629
362,450	Fannie Mae, 3.5%, 4/1/49	378,324
1,450,616	Fannie Mae, 3.5%, 5/1/49	1,598,910
2,102,806	Fannie Mae, 3.5%, 5/1/49	2,332,379
44,017	Fannie Mae, 3.5%, 7/1/49	48,081
2,707,747	Fannie Mae, 3.5%, 9/1/49	3,003,474
43,783,000	Fannie Mae, 3.5%, 7/1/50 (TBA)	46,049,112
856	Fannie Mae, 4.0%, 9/1/20	904
123,914	Fannie Mae, 4.0%, 4/1/25	131,107
171,603	Fannie Mae, 4.0%, 11/1/34	184,736
1,666,814	Fannie Mae, 4.0%, 4/1/39	1,828,190
4,827,903	Fannie Mae, 4.0%, 10/1/40	5,444,609
878,138	Fannie Mae, 4.0%, 12/1/40	989,784
916,812	Fannie Mae, 4.0%, 4/1/41	1,006,270
608,784	Fannie Mae, 4.0%, 5/1/41	667,883
998,391	Fannie Mae, 4.0%, 10/1/41	1,091,567
591,277	Fannie Mae, 4.0%, 12/1/41	649,339
247,825	Fannie Mae, 4.0%, 1/1/42	272,081
1,686,384	Fannie Mae, 4.0%, 1/1/42	1,852,513
1,583,661	Fannie Mae, 4.0%, 2/1/42	1,739,546
4,431,779	Fannie Mae, 4.0%, 2/1/42	4,868,296
50,692	Fannie Mae, 4.0%, 4/1/42	53,865
410,196	Fannie Mae, 4.0%, 4/1/42	450,515
1,568,746	Fannie Mae, 4.0%, 4/1/42	1,714,199
3,051,432	Fannie Mae, 4.0%, 5/1/42	3,330,387
78,059	Fannie Mae, 4.0%, 6/1/42	85,745
187,596	Fannie Mae, 4.0%, 6/1/42	203,181
121,282	Fannie Mae, 4.0%, 7/1/42	133,231
4,860,575	Fannie Mae, 4.0%, 8/1/42	5,336,148
291,210	Fannie Mae, 4.0%, 10/1/42	324,533
1,038,195	Fannie Mae, 4.0%, 10/1/42	1,140,456

The accompanying notes are an integral part of these financial statements.
62 Pioneer Bond Fund | Annual Report | 6/30/20

Principal
Amount
USD ($)		Value
	U.S. GOVERNMENT AND AGENCY OBLIGATIONS —
	(continued)
2,699,882	Fannie Mae, 4.0%, 8/1/43	$ 2,942,143
3,599,738	Fannie Mae, 4.0%, 9/1/43	3,948,109
2,462,368	Fannie Mae, 4.0%, 11/1/43	2,743,447
80,686	Fannie Mae, 4.0%, 1/1/44	88,263
104,093	Fannie Mae, 4.0%, 6/1/45	111,709
302,162	Fannie Mae, 4.0%, 7/1/45	330,118
855,090	Fannie Mae, 4.0%, 4/1/46	915,037
3,301,668	Fannie Mae, 4.0%, 6/1/46	3,548,903
3,430,414	Fannie Mae, 4.0%, 7/1/46	3,675,265
4,712,384	Fannie Mae, 4.0%, 7/1/46	5,063,161
2,725,373	Fannie Mae, 4.0%, 8/1/46	2,926,890
3,391,986	Fannie Mae, 4.0%, 8/1/46	3,653,275
1,116,889	Fannie Mae, 4.0%, 11/1/46	1,194,802
8,374,145	Fannie Mae, 4.0%, 1/1/47	8,944,940
2,071,434	Fannie Mae, 4.0%, 4/1/47	2,208,671
2,544,548	Fannie Mae, 4.0%, 4/1/47	2,762,643
3,378,823	Fannie Mae, 4.0%, 4/1/47	3,664,552
455,714	Fannie Mae, 4.0%, 6/1/47	494,786
1,226,728	Fannie Mae, 4.0%, 6/1/47	1,324,211
2,323,391	Fannie Mae, 4.0%, 6/1/47	2,492,225
2,821,332	Fannie Mae, 4.0%, 6/1/47	3,008,645
5,992,910	Fannie Mae, 4.0%, 6/1/47	6,400,195
1,881,869	Fannie Mae, 4.0%, 7/1/47	2,002,295
2,209,915	Fannie Mae, 4.0%, 7/1/47	2,399,952
1,756,784	Fannie Mae, 4.0%, 8/1/47	1,880,205
3,060,325	Fannie Mae, 4.0%, 8/1/47	3,262,172
4,806,356	Fannie Mae, 4.0%, 12/1/47	5,119,296
5,079,816	Fannie Mae, 4.0%, 4/1/48	5,395,785
355,382	Fannie Mae, 4.0%, 11/1/48	382,238
251,480	Fannie Mae, 4.0%, 6/1/49	279,870
23,300,000	Fannie Mae, 4.0%, 7/1/50 (TBA)	24,691,174
9,977	Fannie Mae, 4.5%, 11/1/20	10,505
125,227	Fannie Mae, 4.5%, 10/1/35	136,895
295,983	Fannie Mae, 4.5%, 8/1/40	329,177
686,946	Fannie Mae, 4.5%, 8/1/40	764,381
1,126,689	Fannie Mae, 4.5%, 11/1/40	1,253,663
372,417	Fannie Mae, 4.5%, 2/1/41	414,431
1,008,881	Fannie Mae, 4.5%, 4/1/41	1,122,591
50,280	Fannie Mae, 4.5%, 5/1/41	55,950
1,381,266	Fannie Mae, 4.5%, 5/1/41	1,536,746
1,846,759	Fannie Mae, 4.5%, 5/1/41	2,055,586
2,407,628	Fannie Mae, 4.5%, 5/1/41	2,717,270
791,859	Fannie Mae, 4.5%, 7/1/41	881,444

The accompanying notes are an integral part of these financial statements.
Pioneer Bond Fund | Annual Report | 6/30/20 63

Schedule of Investments | 6/30/20 (continued)

Principal
Amount
USD ($)		Value
	U.S. GOVERNMENT AND AGENCY OBLIGATIONS —
	(continued)
992,454	Fannie Mae, 4.5%, 7/1/41	$ 1,104,901
2,617,961	Fannie Mae, 4.5%, 1/1/42	2,912,024
3,289,921	Fannie Mae, 4.5%, 1/1/42	3,658,588
341,412	Fannie Mae, 4.5%, 11/1/43	379,856
2,665,353	Fannie Mae, 4.5%, 12/1/43	2,956,064
4,153,358	Fannie Mae, 4.5%, 12/1/43	4,598,755
3,269,563	Fannie Mae, 4.5%, 1/1/44	3,636,538
1,770,244	Fannie Mae, 4.5%, 2/1/44	1,966,474
2,078,085	Fannie Mae, 4.5%, 2/1/44	2,306,713
3,172,440	Fannie Mae, 4.5%, 5/1/46	3,447,169
436,007	Fannie Mae, 4.5%, 1/1/47	474,569
359,292	Fannie Mae, 4.5%, 2/1/47	390,549
1,683,254	Fannie Mae, 4.5%, 2/1/47	1,817,846
325,014	Fannie Mae, 4.5%, 6/1/49	349,359
3,496,678	Fannie Mae, 4.5%, 2/1/50	3,783,389
75,700,000	Fannie Mae, 4.5%, 7/1/50 (TBA)	81,336,101
1,593	Fannie Mae, 5.0%, 10/1/20	1,674
1,604	Fannie Mae, 5.0%, 2/1/22	1,686
18,250	Fannie Mae, 5.0%, 2/1/22	19,176
26,315	Fannie Mae, 5.0%, 3/1/23	27,659
89,894	Fannie Mae, 5.0%, 5/1/23	95,706
32,846	Fannie Mae, 5.0%, 7/1/34	35,203
133,737	Fannie Mae, 5.0%, 10/1/34	151,684
464,876	Fannie Mae, 5.0%, 2/1/39	533,173
330,767	Fannie Mae, 5.0%, 6/1/40	377,714
376,622	Fannie Mae, 5.0%, 6/1/40	432,210
268,006	Fannie Mae, 5.0%, 7/1/40	307,620
459,055	Fannie Mae, 5.0%, 7/1/40	527,513
603,325	Fannie Mae, 5.0%, 7/1/40	693,384
487,644	Fannie Mae, 5.0%, 8/1/40	560,441
1,966,169	Fannie Mae, 5.0%, 2/1/41	2,259,651
6,341,163	Fannie Mae, 5.0%, 12/1/44	7,274,494
785,993	Fannie Mae, 5.0%, 6/1/49	858,083
1,420,379	Fannie Mae, 5.0%, 9/1/49	1,610,570
5,500,686	Fannie Mae, 5.0%, 9/1/49	6,384,698
633,026	Fannie Mae, 5.0%, 10/1/49	691,084
10,278	Fannie Mae, 5.5%, 6/1/33	11,553
52,410	Fannie Mae, 5.5%, 7/1/33	59,575
333,189	Fannie Mae, 5.5%, 7/1/34	381,954
186,307	Fannie Mae, 5.5%, 3/1/36	213,585
78,760	Fannie Mae, 5.5%, 5/1/36	88,868
100,068	Fannie Mae, 5.5%, 6/1/36	114,882
37,581	Fannie Mae, 5.72%, 11/1/28	37,974

The accompanying notes are an integral part of these financial statements.
64 Pioneer Bond Fund | Annual Report | 6/30/20

Principal
Amount
USD ($)		Value
	U.S. GOVERNMENT AND AGENCY OBLIGATIONS —
	(continued)
21,160	Fannie Mae, 5.72%, 6/1/29	$ 21,288
15,661	Fannie Mae, 5.9%, 11/1/27	15,726
61,242	Fannie Mae, 5.9%, 4/1/28	63,558
501	Fannie Mae, 6.0%, 9/1/29	566
2,277	Fannie Mae, 6.0%, 1/1/32	2,589
7,560	Fannie Mae, 6.0%, 2/1/32	8,784
3,149	Fannie Mae, 6.0%, 3/1/32	3,659
2,207	Fannie Mae, 6.0%, 8/1/32	2,565
239	Fannie Mae, 6.0%, 9/1/32	278
27,354	Fannie Mae, 6.0%, 10/1/32	31,780
5,274	Fannie Mae, 6.0%, 2/1/33	5,867
40,532	Fannie Mae, 6.0%, 3/1/33	47,223
46,111	Fannie Mae, 6.0%, 4/1/33	51,508
30,974	Fannie Mae, 6.0%, 7/1/33	34,452
75,835	Fannie Mae, 6.0%, 7/1/33	84,800
20,087	Fannie Mae, 6.0%, 11/1/33	23,399
71,989	Fannie Mae, 6.0%, 8/1/34	83,985
2,247	Fannie Mae, 6.0%, 9/1/34	2,555
13,434	Fannie Mae, 6.0%, 9/1/34	15,039
16,165	Fannie Mae, 6.0%, 9/1/34	18,811
60,955	Fannie Mae, 6.0%, 9/1/34	68,130
7,012	Fannie Mae, 6.0%, 10/1/34	8,184
6,561	Fannie Mae, 6.0%, 11/1/34	7,658
74,707	Fannie Mae, 6.0%, 11/1/34	83,317
2,228	Fannie Mae, 6.0%, 2/1/35	2,596
4,551	Fannie Mae, 6.0%, 2/1/35	5,309
99,769	Fannie Mae, 6.0%, 4/1/35	116,392
17,508	Fannie Mae, 6.0%, 5/1/35	19,511
77,921	Fannie Mae, 6.0%, 10/1/35	86,754
143,599	Fannie Mae, 6.0%, 12/1/35	163,525
12,197	Fannie Mae, 6.0%, 12/1/37	14,183
107,541	Fannie Mae, 6.0%, 6/1/38	124,173
27,887	Fannie Mae, 6.0%, 7/1/38	31,336
5,511	Fannie Mae, 6.5%, 7/1/29	6,130
808	Fannie Mae, 6.5%, 1/1/31	899
418	Fannie Mae, 6.5%, 4/1/31	466
3,106	Fannie Mae, 6.5%, 5/1/31	3,487
2,558	Fannie Mae, 6.5%, 9/1/31	2,903
2,800	Fannie Mae, 6.5%, 9/1/31	3,143
1,628	Fannie Mae, 6.5%, 10/1/31	1,811
84,251	Fannie Mae, 6.5%, 12/1/31	94,345
4,004	Fannie Mae, 6.5%, 2/1/32	4,454
32,176	Fannie Mae, 6.5%, 3/1/32	36,757

The accompanying notes are an integral part of these financial statements.
Pioneer Bond Fund | Annual Report | 6/30/20 65

Schedule of Investments | 6/30/20 (continued)

Principal
Amount
USD ($)		Value
	U.S. GOVERNMENT AND AGENCY OBLIGATIONS —
	(continued)
64,658	Fannie Mae, 6.5%, 7/1/32	$ 74,661
60,798	Fannie Mae, 6.5%, 10/1/32	67,632
12,306	Fannie Mae, 6.5%, 7/1/34	13,689
65,612	Fannie Mae, 6.5%, 11/1/37	75,858
14,151	Fannie Mae, 6.5%, 11/1/47	15,235
193	Fannie Mae, 7.0%, 12/1/30	193
4,147	Fannie Mae, 7.0%, 12/1/30	4,651
4,081	Fannie Mae, 7.0%, 4/1/31	4,813
5,283	Fannie Mae, 7.0%, 9/1/31	6,190
13,429	Fannie Mae, 7.0%, 12/1/31	13,860
11,325	Fannie Mae, 7.0%, 1/1/32	13,477
1,890,146	Federal Home Loan Mortgage Corp., 3.0%, 8/1/29	2,014,969
1,645,741	Federal Home Loan Mortgage Corp., 3.0%, 10/1/29	1,732,885
793,070	Federal Home Loan Mortgage Corp., 3.0%, 9/1/42	857,758
4,901,381	Federal Home Loan Mortgage Corp., 3.0%, 11/1/42	5,301,216
581,592	Federal Home Loan Mortgage Corp., 3.0%, 2/1/43	632,732
1,530,663	Federal Home Loan Mortgage Corp., 3.0%, 2/1/43	1,665,241
1,729,469	Federal Home Loan Mortgage Corp., 3.0%, 5/1/43	1,870,681
1,093,122	Federal Home Loan Mortgage Corp., 3.0%, 5/1/45	1,168,704
4,053,810	Federal Home Loan Mortgage Corp., 3.0%, 6/1/46	4,383,340
127,525	Federal Home Loan Mortgage Corp., 3.0%, 9/1/46	135,046
1,036,091	Federal Home Loan Mortgage Corp., 3.0%, 12/1/46	1,120,316
1,675,801	Federal Home Loan Mortgage Corp., 3.0%, 12/1/46	1,774,240
4,712,914	Federal Home Loan Mortgage Corp., 3.0%, 2/1/47	4,987,624
687,071	Federal Home Loan Mortgage Corp., 3.0%, 3/1/47	726,054
1,076,682	Federal Home Loan Mortgage Corp., 3.5%, 4/1/42	1,158,506
425,095	Federal Home Loan Mortgage Corp., 3.5%, 5/1/43	453,800
2,051,180	Federal Home Loan Mortgage Corp., 3.5%, 8/1/43	2,220,341
413,319	Federal Home Loan Mortgage Corp., 3.5%, 9/1/44	451,797
5,292,537	Federal Home Loan Mortgage Corp., 3.5%, 6/1/45	5,786,994
148,051	Federal Home Loan Mortgage Corp., 3.5%, 7/1/45	162,514
4,615,919	Federal Home Loan Mortgage Corp., 3.5%, 10/1/45	5,047,185
5,057,590	Federal Home Loan Mortgage Corp., 3.5%, 11/1/45	5,418,608
4,837,117	Federal Home Loan Mortgage Corp., 3.5%, 7/1/46	5,338,247
6,732,574	Federal Home Loan Mortgage Corp., 3.5%, 8/1/46	7,354,187
6,869,393	Federal Home Loan Mortgage Corp., 3.5%, 8/1/46	7,494,243
8,502,253	Federal Home Loan Mortgage Corp., 3.5%, 8/1/46	9,235,339
8,393,900	Federal Home Loan Mortgage Corp., 3.5%, 12/1/46	9,179,188
1,085,023	Federal Home Loan Mortgage Corp., 3.5%, 1/1/47	1,179,294
527,499	Federal Home Loan Mortgage Corp., 3.5%, 6/1/47	573,201
5,291,281	Federal Home Loan Mortgage Corp., 3.5%, 1/1/48	5,612,840
6,678,729	Federal Home Loan Mortgage Corp., 4.0%, 11/1/41	7,536,353
199,402	Federal Home Loan Mortgage Corp., 4.0%, 6/1/42	217,186

The accompanying notes are an integral part of these financial statements.
66 Pioneer Bond Fund | Annual Report | 6/30/20

Principal
Amount
USD ($)		Value
	U.S. GOVERNMENT AND AGENCY OBLIGATIONS —
	(continued)
72,741	Federal Home Loan Mortgage Corp., 4.0%, 7/1/42	$ 79,931
2,646,718	Federal Home Loan Mortgage Corp., 4.0%, 10/1/42	2,897,433
53,016	Federal Home Loan Mortgage Corp., 4.0%, 11/1/42	58,255
1,067,758	Federal Home Loan Mortgage Corp., 4.0%, 1/1/44	1,171,897
218,989	Federal Home Loan Mortgage Corp., 4.0%, 5/1/46	234,237
442,425	Federal Home Loan Mortgage Corp., 4.0%, 5/1/46	477,369
2,723,610	Federal Home Loan Mortgage Corp., 4.0%, 6/1/46	2,934,173
3,464,543	Federal Home Loan Mortgage Corp., 4.0%, 7/1/46	3,734,318
2,828,872	Federal Home Loan Mortgage Corp., 4.0%, 8/1/46	3,046,005
54,356	Federal Home Loan Mortgage Corp., 4.0%, 10/1/46	57,610
1,027,344	Federal Home Loan Mortgage Corp., 4.0%, 3/1/47	1,104,277
1,586,957	Federal Home Loan Mortgage Corp., 4.0%, 4/1/47	1,723,109
2,094,437	Federal Home Loan Mortgage Corp., 4.0%, 4/1/47	2,252,273
5,140,530	Federal Home Loan Mortgage Corp., 4.0%, 4/1/47	5,580,744
1,082,528	Federal Home Loan Mortgage Corp., 4.0%, 5/1/49	1,148,155
4,811	Federal Home Loan Mortgage Corp., 4.5%, 10/1/20	5,066
1,739,161	Federal Home Loan Mortgage Corp., 4.5%, 11/1/40	1,934,946
1,072,177	Federal Home Loan Mortgage Corp., 4.5%, 3/1/42	1,192,078
2,080,814	Federal Home Loan Mortgage Corp., 4.5%, 3/1/42	2,282,705
99,506	Federal Home Loan Mortgage Corp., 4.5%, 11/1/43	110,732
1,087,258	Federal Home Loan Mortgage Corp., 4.5%, 6/1/49	1,167,699
925,301	Federal Home Loan Mortgage Corp., 4.5%, 7/1/49	994,118
5,930,415	Federal Home Loan Mortgage Corp., 4.5%, 7/1/49	6,369,595
3,422,780	Federal Home Loan Mortgage Corp., 4.5%, 8/1/49	3,676,697
5,618	Federal Home Loan Mortgage Corp., 5.0%, 10/1/20	5,904
1,389	Federal Home Loan Mortgage Corp., 5.0%, 12/1/21	1,460
7,013	Federal Home Loan Mortgage Corp., 5.0%, 11/1/34	8,057
52,236	Federal Home Loan Mortgage Corp., 5.0%, 6/1/35	57,029
185,747	Federal Home Loan Mortgage Corp., 5.0%, 9/1/38	212,948
180,721	Federal Home Loan Mortgage Corp., 5.0%, 10/1/38	207,163
4,121,853	Federal Home Loan Mortgage Corp., 5.0%, 9/1/49	4,499,884
953,896	Federal Home Loan Mortgage Corp., 5.0%, 10/1/49	1,042,275
8,460,463	Federal Home Loan Mortgage Corp., 5.0%, 10/1/49	9,236,441
16,954,293	Federal Home Loan Mortgage Corp., 5.0%, 12/1/49	18,509,313
114,084	Federal Home Loan Mortgage Corp., 5.5%, 9/1/33	130,734
6,098	Federal Home Loan Mortgage Corp., 5.5%, 1/1/34	6,970
4,968	Federal Home Loan Mortgage Corp., 5.5%, 11/1/34	5,463
59,562	Federal Home Loan Mortgage Corp., 5.5%, 11/1/34	68,419
52,630	Federal Home Loan Mortgage Corp., 5.5%, 8/1/35	58,110
17,357	Federal Home Loan Mortgage Corp., 5.5%, 11/1/35	19,878
641,257	Federal Home Loan Mortgage Corp., 5.5%, 6/1/41	736,160
39,160	Federal Home Loan Mortgage Corp., 6.0%, 1/1/33	43,568
47,785	Federal Home Loan Mortgage Corp., 6.0%, 1/1/33	53,895

The accompanying notes are an integral part of these financial statements.
Pioneer Bond Fund | Annual Report | 6/30/20 67

Schedule of Investments | 6/30/20 (continued)

Principal
Amount
USD ($)		Value
	U.S. GOVERNMENT AND AGENCY OBLIGATIONS —
	(continued)
2,003	Federal Home Loan Mortgage Corp., 6.0%, 2/1/33	$ 2,257
25,797	Federal Home Loan Mortgage Corp., 6.0%, 2/1/33	29,973
9,907	Federal Home Loan Mortgage Corp., 6.0%, 3/1/33	11,017
81,062	Federal Home Loan Mortgage Corp., 6.0%, 3/1/33	94,327
58,785	Federal Home Loan Mortgage Corp., 6.0%, 9/1/33	68,532
9,790	Federal Home Loan Mortgage Corp., 6.0%, 11/1/33	11,368
22,156	Federal Home Loan Mortgage Corp., 6.0%, 11/1/33	24,968
7,881	Federal Home Loan Mortgage Corp., 6.0%, 12/1/33	8,774
105,757	Federal Home Loan Mortgage Corp., 6.0%, 12/1/33	118,050
16,694	Federal Home Loan Mortgage Corp., 6.0%, 1/1/34	19,492
31,499	Federal Home Loan Mortgage Corp., 6.0%, 1/1/34	35,231
43,169	Federal Home Loan Mortgage Corp., 6.0%, 5/1/34	48,087
259,880	Federal Home Loan Mortgage Corp., 6.0%, 5/1/34	303,104
40,449	Federal Home Loan Mortgage Corp., 6.0%, 8/1/34	45,017
14,115	Federal Home Loan Mortgage Corp., 6.0%, 4/1/35	15,696
42,601	Federal Home Loan Mortgage Corp., 6.0%, 6/1/35	47,341
45,966	Federal Home Loan Mortgage Corp., 6.0%, 4/1/36	51,321
6,122	Federal Home Loan Mortgage Corp., 6.0%, 7/1/36	7,142
30,102	Federal Home Loan Mortgage Corp., 6.0%, 7/1/36	33,515
13,003	Federal Home Loan Mortgage Corp., 6.0%, 12/1/36	14,638
35,864	Federal Home Loan Mortgage Corp., 6.0%, 1/1/38	41,402
52,003	Federal Home Loan Mortgage Corp., 6.0%, 7/1/38	59,013
210	Federal Home Loan Mortgage Corp., 6.5%, 11/1/30	236
132	Federal Home Loan Mortgage Corp., 6.5%, 1/1/31	147
290	Federal Home Loan Mortgage Corp., 6.5%, 3/1/31	323
1,095	Federal Home Loan Mortgage Corp., 6.5%, 3/1/31	1,219
4,127	Federal Home Loan Mortgage Corp., 6.5%, 5/1/31	4,616
4,416	Federal Home Loan Mortgage Corp., 6.5%, 5/1/31	4,914
403	Federal Home Loan Mortgage Corp., 6.5%, 8/1/31	452
3,373	Federal Home Loan Mortgage Corp., 6.5%, 8/1/31	3,754
72	Federal Home Loan Mortgage Corp., 6.5%, 6/1/32	80
6,704	Federal Home Loan Mortgage Corp., 6.5%, 7/1/32	7,694
77	Federal Home Loan Mortgage Corp., 6.5%, 1/1/33	86
22,373	Federal Home Loan Mortgage Corp., 6.5%, 10/1/33	26,709
5,210	Federal Home Loan Mortgage Corp., 7.0%, 8/1/22	5,260
23,600	Federal Home Loan Mortgage Corp., 7.0%, 9/1/22	24,283
1,657	Federal Home Loan Mortgage Corp., 7.0%, 11/1/30	1,929
650	Federal Home Loan Mortgage Corp., 7.0%, 6/1/31	652
71,796	Federal Home Loan Mortgage Corp., 7.0%, 10/1/46	74,351
32,113	Freddie Mac Pool, 0.0%, 8/1/45	34,075
4,261,251	Freddie Mac Pool, 4.0%, 4/1/47	4,558,278
6,113,400	Freddie Mac Pool, 4.0%, 4/1/47	6,524,415
7,282,847	Freddie Mac Pool, 4.0%, 5/1/47	7,773,224

The accompanying notes are an integral part of these financial statements.
68 Pioneer Bond Fund | Annual Report | 6/30/20

Principal
Amount
USD ($)		Value
	U.S. GOVERNMENT AND AGENCY OBLIGATIONS —
	(continued)
751,508	Freddie Mac Pool, 4.0%, 6/1/47	$ 800,375
1,978,392	Freddie Mac Pool, 4.0%, 7/1/47	2,108,053
4,450,387	Freddie Mac Pool, 4.0%, 10/1/47	4,730,722
3,704,118	Freddie Mac Pool, 4.5%, 5/1/47	4,000,154
916,428	Freddie Mac Pool, 4.5%, 11/1/48	984,540
5,591,331	Government National Mortgage Association I,
	3.5%, 11/15/41	5,971,518
4,251,864	Government National Mortgage Association I,
	3.5%, 7/15/42	4,553,461
1,069,793	Government National Mortgage Association I,
	3.5%, 10/15/42	1,141,990
701,329	Government National Mortgage Association I,
	3.5%, 1/15/44	770,172
6,255,504	Government National Mortgage Association I,
	3.5%, 1/15/45	6,628,533
1,892,510	Government National Mortgage Association I,
	3.5%, 8/15/46	1,996,277
7,042	Government National Mortgage Association I,
	4.0%, 5/15/39	7,457
2,309	Government National Mortgage Association I,
	4.0%, 6/15/39	2,488
4,238	Government National Mortgage Association I,
	4.0%, 8/15/40	4,601
210,634	Government National Mortgage Association I,
	4.0%, 8/15/40	224,812
3,589	Government National Mortgage Association I,
	4.0%, 9/15/40	3,861
35,380	Government National Mortgage Association I,
	4.0%, 9/15/40	37,498
4,029	Government National Mortgage Association I,
	4.0%, 10/15/40	4,372
5,698	Government National Mortgage Association I,
	4.0%, 11/15/40	6,033
12,488	Government National Mortgage Association I,
	4.0%, 11/15/40	13,279
13,300	Government National Mortgage Association I,
	4.0%, 1/15/41	14,459
44,883	Government National Mortgage Association I,
	4.0%, 1/15/41	48,771
6,041	Government National Mortgage Association I,
	4.0%, 2/15/41	6,537
25,968	Government National Mortgage Association I,
	4.0%, 6/15/41	27,559
90,246	Government National Mortgage Association I,
	4.0%, 7/15/41	98,178
1,127	Government National Mortgage Association I,
	4.0%, 9/15/41	1,193

The accompanying notes are an integral part of these financial statements.
Pioneer Bond Fund | Annual Report | 6/30/20 69

Schedule of Investments | 6/30/20 (continued)

Principal
Amount
USD ($)		Value
	U.S. GOVERNMENT AND AGENCY OBLIGATIONS —
	(continued)
226,985	Government National Mortgage Association I,
	4.0%, 9/15/41	$ 245,200
5,159	Government National Mortgage Association I,
	4.0%, 10/15/41	5,463
5,392	Government National Mortgage Association I,
	4.0%, 10/15/41	5,782
2,521	Government National Mortgage Association I,
	4.0%, 11/15/41	2,698
2,897	Government National Mortgage Association I,
	4.0%, 11/15/41	3,069
4,263	Government National Mortgage Association I,
	4.0%, 12/15/41	4,609
17,351	Government National Mortgage Association I,
	4.0%, 2/15/42	18,857
708,330	Government National Mortgage Association I,
	4.0%, 8/15/43	770,108
18,129	Government National Mortgage Association I,
	4.0%, 11/15/43	19,560
7,475	Government National Mortgage Association I,
	4.0%, 3/15/44	8,125
76,312	Government National Mortgage Association I,
	4.0%, 3/15/44	82,899
407,141	Government National Mortgage Association I,
	4.0%, 3/15/44	442,694
2,267,978	Government National Mortgage Association I,
	4.0%, 3/15/44	2,465,429
3,201	Government National Mortgage Association I,
	4.0%, 4/15/44	3,390
17,602	Government National Mortgage Association I,
	4.0%, 4/15/44	19,151
1,707,920	Government National Mortgage Association I,
	4.0%, 4/15/44	1,856,158
252,178	Government National Mortgage Association I,
	4.0%, 8/15/44	274,216
32,829	Government National Mortgage Association I,
	4.0%, 9/15/44	35,149
93,665	Government National Mortgage Association I,
	4.0%, 9/15/44	99,387
117,357	Government National Mortgage Association I,
	4.0%, 9/15/44	125,283
290,444	Government National Mortgage Association I,
	4.0%, 9/15/44	313,539
1,364,911	Government National Mortgage Association I,
	4.0%, 9/15/44	1,476,860
32,350	Government National Mortgage Association I,
	4.0%, 10/15/44	34,258
199,022	Government National Mortgage Association I,
	4.0%, 11/15/44	215,067

The accompanying notes are an integral part of these financial statements.
70 Pioneer Bond Fund | Annual Report | 6/30/20

Principal
Amount
USD ($)		Value
	U.S. GOVERNMENT AND AGENCY OBLIGATIONS —
	(continued)
1,435,559	Government National Mortgage Association I,
	4.0%, 12/15/44	$ 1,550,320
298,388	Government National Mortgage Association I,
	4.0%, 1/15/45	324,145
607,525	Government National Mortgage Association I,
	4.0%, 1/15/45	645,811
1,101,059	Government National Mortgage Association I,
	4.0%, 1/15/45	1,186,520
1,308,595	Government National Mortgage Association I,
	4.0%, 1/15/45	1,412,776
748,080	Government National Mortgage Association I,
	4.0%, 2/15/45	806,988
1,106,786	Government National Mortgage Association I,
	4.0%, 2/15/45	1,194,940
28,137	Government National Mortgage Association I,
	4.0%, 3/15/45	29,794
1,454,565	Government National Mortgage Association I,
	4.0%, 3/15/45	1,567,364
2,249,087	Government National Mortgage Association I,
	4.0%, 4/15/45	2,444,340
1,167,247	Government National Mortgage Association I,
	4.0%, 5/15/45	1,259,457
2,989,884	Government National Mortgage Association I,
	4.0%, 6/15/45	3,251,949
483,460	Government National Mortgage Association I,
	4.0%, 7/15/45	523,973
406,986	Government National Mortgage Association I,
	4.0%, 8/15/45	441,307
95,871	Government National Mortgage Association I,
	4.5%, 6/15/25	100,343
28,686	Government National Mortgage Association I,
	4.5%, 7/15/33	31,583
117,341	Government National Mortgage Association I,
	4.5%, 9/15/33	130,285
85,577	Government National Mortgage Association I,
	4.5%, 10/15/33	93,720
121,619	Government National Mortgage Association I,
	4.5%, 10/15/33	135,578
20,172	Government National Mortgage Association I,
	4.5%, 2/15/34	22,252
14,222	Government National Mortgage Association I,
	4.5%, 3/15/35	15,596
47,186	Government National Mortgage Association I,
	4.5%, 3/15/35	51,774
124,730	Government National Mortgage Association I,
	4.5%, 4/15/35	138,584
44,728	Government National Mortgage Association I,
	4.5%, 10/15/35	49,895

The accompanying notes are an integral part of these financial statements.
Pioneer Bond Fund | Annual Report | 6/30/20 71

Schedule of Investments | 6/30/20 (continued)

Principal
Amount
USD ($)		Value
	U.S. GOVERNMENT AND AGENCY OBLIGATIONS —
	(continued)
44,310	Government National Mortgage Association I,
	4.5%, 4/15/38	$ 48,610
669,892	Government National Mortgage Association I,
	4.5%, 12/15/39	745,094
244,998	Government National Mortgage Association I,
	4.5%, 1/15/40	276,158
140,473	Government National Mortgage Association I,
	4.5%, 9/15/40	157,031
502,569	Government National Mortgage Association I,
	4.5%, 10/15/40	558,137
282,957	Government National Mortgage Association I,
	4.5%, 4/15/41	312,703
566,964	Government National Mortgage Association I,
	4.5%, 5/15/41	631,302
499,829	Government National Mortgage Association I,
	4.5%, 6/15/41	552,036
208,644	Government National Mortgage Association I,
	4.5%, 7/15/41	232,485
405,712	Government National Mortgage Association I,
	4.5%, 8/15/41	447,054
42,977	Government National Mortgage Association I,
	5.0%, 7/15/33	48,794
41,219	Government National Mortgage Association I,
	5.0%, 9/15/33	47,081
46,742	Government National Mortgage Association I,
	5.0%, 4/15/34	53,378
269,417	Government National Mortgage Association I,
	5.0%, 4/15/35	308,465
112,697	Government National Mortgage Association I,
	5.0%, 7/15/40	128,664
39,407	Government National Mortgage Association I,
	5.5%, 1/15/29	43,254
8,526	Government National Mortgage Association I,
	5.5%, 6/15/33	9,716
39,550	Government National Mortgage Association I,
	5.5%, 7/15/33	46,142
40,776	Government National Mortgage Association I,
	5.5%, 7/15/33	46,941
12,373	Government National Mortgage Association I,
	5.5%, 8/15/33	14,433
20,400	Government National Mortgage Association I,
	5.5%, 8/15/33	23,799
90,015	Government National Mortgage Association I,
	5.5%, 8/15/33	102,523
29,967	Government National Mortgage Association I,
	5.5%, 9/15/33	33,011
38,191	Government National Mortgage Association I,
	5.5%, 9/15/33	42,069

The accompanying notes are an integral part of these financial statements.
72 Pioneer Bond Fund | Annual Report | 6/30/20

Principal
Amount
USD ($)		Value
	U.S. GOVERNMENT AND AGENCY OBLIGATIONS —
	(continued)
29,485	Government National Mortgage Association I,
	5.5%, 10/15/33	$ 32,787
35,849	Government National Mortgage Association I,
	5.5%, 10/15/33	41,827
193,273	Government National Mortgage Association I,
	5.5%, 7/15/34	224,570
20,626	Government National Mortgage Association I,
	5.5%, 10/15/34	23,076
245,666	Government National Mortgage Association I,
	5.5%, 11/15/34	286,462
80,267	Government National Mortgage Association I,
	5.5%, 1/15/35	93,320
15,592	Government National Mortgage Association I,
	5.5%, 2/15/35	17,450
34,274	Government National Mortgage Association I,
	5.5%, 2/15/35	37,678
27,871	Government National Mortgage Association I,
	5.5%, 6/15/35	30,625
244,284	Government National Mortgage Association I,
	5.5%, 7/15/35	284,909
29,529	Government National Mortgage Association I,
	5.5%, 10/15/35	34,481
70,585	Government National Mortgage Association I,
	5.5%, 10/15/35	79,220
22,765	Government National Mortgage Association I,
	5.5%, 2/15/37	26,561
529	Government National Mortgage Association I,
	5.72%, 4/15/29	579
61,656	Government National Mortgage Association I,
	6.0%, 12/15/23	66,217
5,166	Government National Mortgage Association I,
	6.0%, 1/15/24	5,734
20,878	Government National Mortgage Association I,
	6.0%, 4/15/28	23,760
90,209	Government National Mortgage Association I,
	6.0%, 9/15/28	101,678
5,042	Government National Mortgage Association I,
	6.0%, 10/15/28	5,673
40,395	Government National Mortgage Association I,
	6.0%, 2/15/29	46,874
41,293	Government National Mortgage Association I,
	6.0%, 2/15/29	46,498
23,113	Government National Mortgage Association I,
	6.0%, 6/15/31	25,708
11,176	Government National Mortgage Association I,
	6.0%, 11/15/31	13,067
871	Government National Mortgage Association I,
	6.0%, 3/15/32	1,028

The accompanying notes are an integral part of these financial statements.
Pioneer Bond Fund | Annual Report | 6/30/20 73

Schedule of Investments | 6/30/20 (continued)

Principal
Amount
USD ($)		Value
	U.S. GOVERNMENT AND AGENCY OBLIGATIONS —
	(continued)
3,622	Government National Mortgage Association I,
	6.0%, 8/15/32	$ 4,315
40,004	Government National Mortgage Association I,
	6.0%, 9/15/32	44,847
73,566	Government National Mortgage Association I,
	6.0%, 9/15/32	81,800
78,528	Government National Mortgage Association I,
	6.0%, 9/15/32	87,316
5,562	Government National Mortgage Association I,
	6.0%, 10/15/32	6,182
21,224	Government National Mortgage Association I,
	6.0%, 10/15/32	24,108
5,288	Government National Mortgage Association I,
	6.0%, 11/15/32	5,889
5,677	Government National Mortgage Association I,
	6.0%, 11/15/32	6,323
6,980	Government National Mortgage Association I,
	6.0%, 12/15/32	7,874
7,087	Government National Mortgage Association I,
	6.0%, 12/15/32	8,049
45,209	Government National Mortgage Association I,
	6.0%, 12/15/32	50,456
81,356	Government National Mortgage Association I,
	6.0%, 12/15/32	90,428
97,628	Government National Mortgage Association I,
	6.0%, 12/15/32	108,555
150,095	Government National Mortgage Association I,
	6.0%, 12/15/32	167,515
233,371	Government National Mortgage Association I,
	6.0%, 12/15/32	261,920
29,244	Government National Mortgage Association I,
	6.0%, 1/15/33	33,568
91,485	Government National Mortgage Association I,
	6.0%, 1/15/33	109,038
15,174	Government National Mortgage Association I,
	6.0%, 2/15/33	18,086
47,438	Government National Mortgage Association I,
	6.0%, 2/15/33	52,826
50,010	Government National Mortgage Association I,
	6.0%, 2/15/33	57,194
79,064	Government National Mortgage Association I,
	6.0%, 2/15/33	90,765
24,001	Government National Mortgage Association I,
	6.0%, 3/15/33	26,788
36,849	Government National Mortgage Association I,
	6.0%, 3/15/33	42,421
46,805	Government National Mortgage Association I,
	6.0%, 3/15/33	52,196

The accompanying notes are an integral part of these financial statements.
74 Pioneer Bond Fund | Annual Report | 6/30/20

Principal
Amount
USD ($)		Value
	U.S. GOVERNMENT AND AGENCY OBLIGATIONS —
	(continued)
64,164	Government National Mortgage Association I,
	6.0%, 3/15/33	$ 76,465
65,158	Government National Mortgage Association I,
	6.0%, 3/15/33	77,648
85,871	Government National Mortgage Association I,
	6.0%, 3/15/33	100,621
133,467	Government National Mortgage Association I,
	6.0%, 3/15/33	159,056
243,784	Government National Mortgage Association I,
	6.0%, 3/15/33	287,856
5,518	Government National Mortgage Association I,
	6.0%, 4/15/33	6,130
11,434	Government National Mortgage Association I,
	6.0%, 4/15/33	12,709
25,390	Government National Mortgage Association I,
	6.0%, 4/15/33	28,296
16,132	Government National Mortgage Association I,
	6.0%, 5/15/33	17,949
94,245	Government National Mortgage Association I,
	6.0%, 5/15/33	108,185
6,123	Government National Mortgage Association I,
	6.0%, 6/15/33	7,300
7,275	Government National Mortgage Association I,
	6.0%, 9/15/33	8,087
11,472	Government National Mortgage Association I,
	6.0%, 9/15/33	13,014
37,484	Government National Mortgage Association I,
	6.0%, 9/15/33	44,651
21,546	Government National Mortgage Association I,
	6.0%, 10/15/33	24,263
84,375	Government National Mortgage Association I,
	6.0%, 11/15/33	94,022
143,229	Government National Mortgage Association I,
	6.0%, 3/15/34	169,098
29,487	Government National Mortgage Association I,
	6.0%, 6/15/34	34,444
21,878	Government National Mortgage Association I,
	6.0%, 8/15/34	26,065
40,698	Government National Mortgage Association I,
	6.0%, 8/15/34	45,271
15,668	Government National Mortgage Association I,
	6.0%, 9/15/34	17,730
34,032	Government National Mortgage Association I,
	6.0%, 9/15/34	37,921
87,453	Government National Mortgage Association I,
	6.0%, 9/15/34	104,211
40,867	Government National Mortgage Association I,
	6.0%, 10/15/34	45,811

The accompanying notes are an integral part of these financial statements.
Pioneer Bond Fund | Annual Report | 6/30/20 75

Schedule of Investments | 6/30/20 (continued)

Principal
Amount
USD ($)		Value
	U.S. GOVERNMENT AND AGENCY OBLIGATIONS —
	(continued)
43,446	Government National Mortgage Association I,
	6.0%, 10/15/34	$ 48,401
90,637	Government National Mortgage Association I,
	6.0%, 10/15/34	100,916
83,584	Government National Mortgage Association I,
	6.0%, 11/15/34	96,275
488,398	Government National Mortgage Association I,
	6.0%, 9/15/35	582,075
125,390	Government National Mortgage Association I,
	6.0%, 8/15/36	149,390
63,085	Government National Mortgage Association I,
	6.0%, 10/15/36	73,124
25,695	Government National Mortgage Association I,
	6.0%, 11/15/37	30,585
21,989	Government National Mortgage Association I,
	6.0%, 8/15/38	25,065
8,294	Government National Mortgage Association I,
	6.5%, 10/15/24	8,965
5,299	Government National Mortgage Association I,
	6.5%, 4/15/28	5,833
28,398	Government National Mortgage Association I,
	6.5%, 4/15/28	31,259
5,154	Government National Mortgage Association I,
	6.5%, 6/15/28	5,939
4,115	Government National Mortgage Association I,
	6.5%, 8/15/28	4,576
2,001	Government National Mortgage Association I,
	6.5%, 10/15/28	2,223
8,169	Government National Mortgage Association I,
	6.5%, 10/15/28	8,992
17,790	Government National Mortgage Association I,
	6.5%, 1/15/29	19,583
817	Government National Mortgage Association I,
	6.5%, 2/15/29	907
3,731	Government National Mortgage Association I,
	6.5%, 2/15/29	4,128
8,341	Government National Mortgage Association I,
	6.5%, 2/15/29	9,300
2,687	Government National Mortgage Association I,
	6.5%, 3/15/29	2,957
3,833	Government National Mortgage Association I,
	6.5%, 3/15/29	4,219
5,572	Government National Mortgage Association I,
	6.5%, 3/15/29	6,263
13,732	Government National Mortgage Association I,
	6.5%, 3/15/29	15,116
59,114	Government National Mortgage Association I,
	6.5%, 3/15/29	65,146

The accompanying notes are an integral part of these financial statements.
76 Pioneer Bond Fund | Annual Report | 6/30/20

Principal
Amount
USD ($)		Value
	U.S. GOVERNMENT AND AGENCY OBLIGATIONS —
	(continued)
1,426	Government National Mortgage Association I,
	6.5%, 5/15/29	$ 1,584
2,249	Government National Mortgage Association I,
	6.5%, 5/15/29	2,476
32,626	Government National Mortgage Association I,
	6.5%, 5/15/29	38,116
19,874	Government National Mortgage Association I,
	6.5%, 6/15/29	21,876
30,480	Government National Mortgage Association I,
	6.5%, 4/15/31	36,068
8,799	Government National Mortgage Association I,
	6.5%, 5/15/31	10,489
9,069	Government National Mortgage Association I,
	6.5%, 5/15/31	10,879
32,811	Government National Mortgage Association I,
	6.5%, 5/15/31	37,193
4,347	Government National Mortgage Association I,
	6.5%, 6/15/31	4,945
11,134	Government National Mortgage Association I,
	6.5%, 7/15/31	12,256
23,792	Government National Mortgage Association I,
	6.5%, 8/15/31	27,121
9,662	Government National Mortgage Association I,
	6.5%, 9/15/31	10,678
3,913	Government National Mortgage Association I,
	6.5%, 10/15/31	4,307
3,962	Government National Mortgage Association I,
	6.5%, 10/15/31	4,459
39,691	Government National Mortgage Association I,
	6.5%, 10/15/31	44,543
2,528	Government National Mortgage Association I,
	6.5%, 11/15/31	2,783
37,547	Government National Mortgage Association I,
	6.5%, 11/15/31	41,331
14,762	Government National Mortgage Association I,
	6.5%, 1/15/32	16,250
62,300	Government National Mortgage Association I,
	6.5%, 1/15/32	72,617
2,739	Government National Mortgage Association I,
	6.5%, 2/15/32	3,016
10,747	Government National Mortgage Association I,
	6.5%, 2/15/32	12,527
11,754	Government National Mortgage Association I,
	6.5%, 2/15/32	13,715
17,283	Government National Mortgage Association I,
	6.5%, 2/15/32	19,025
20,614	Government National Mortgage Association I,
	6.5%, 2/15/32	23,856

The accompanying notes are an integral part of these financial statements.
Pioneer Bond Fund | Annual Report | 6/30/20 77

Schedule of Investments | 6/30/20 (continued)

Principal
Amount
USD ($)		Value
	U.S. GOVERNMENT AND AGENCY OBLIGATIONS —
	(continued)
8,764	Government National Mortgage Association I,
	6.5%, 3/15/32	$ 9,884
65,486	Government National Mortgage Association I,
	6.5%, 3/15/32	74,992
3,720	Government National Mortgage Association I,
	6.5%, 4/15/32	4,095
6,435	Government National Mortgage Association I,
	6.5%, 4/15/32	7,339
7,934	Government National Mortgage Association I,
	6.5%, 4/15/32	9,048
41,164	Government National Mortgage Association I,
	6.5%, 4/15/32	49,067
2,896	Government National Mortgage Association I,
	6.5%, 5/15/32	3,264
4,501	Government National Mortgage Association I,
	6.5%, 5/15/32	4,955
5,991	Government National Mortgage Association I,
	6.5%, 5/15/32	7,167
6,630	Government National Mortgage Association I,
	6.5%, 5/15/32	7,536
7,854	Government National Mortgage Association I,
	6.5%, 6/15/32	8,645
8,481	Government National Mortgage Association I,
	6.5%, 6/15/32	9,729
8,843	Government National Mortgage Association I,
	6.5%, 6/15/32	9,734
7,642	Government National Mortgage Association I,
	6.5%, 7/15/32	8,412
8,622	Government National Mortgage Association I,
	6.5%, 7/15/32	9,816
80,494	Government National Mortgage Association I,
	6.5%, 7/15/32	94,509
3,298	Government National Mortgage Association I,
	6.5%, 8/15/32	3,788
22,257	Government National Mortgage Association I,
	6.5%, 8/15/32	26,270
29,073	Government National Mortgage Association I,
	6.5%, 8/15/32	33,241
13,649	Government National Mortgage Association I,
	6.5%, 9/15/32	16,095
31,840	Government National Mortgage Association I,
	6.5%, 9/15/32	35,049
33,371	Government National Mortgage Association I,
	6.5%, 9/15/32	38,552
36,070	Government National Mortgage Association I,
	6.5%, 10/15/32	39,705
30,550	Government National Mortgage Association I,
	6.5%, 11/15/32	36,713

The accompanying notes are an integral part of these financial statements.
78 Pioneer Bond Fund | Annual Report | 6/30/20

Principal
Amount
USD ($)		Value
	U.S. GOVERNMENT AND AGENCY OBLIGATIONS —
	(continued)
185,754	Government National Mortgage Association I,
	6.5%, 12/15/32	$ 221,337
2,106	Government National Mortgage Association I,
	6.5%, 1/15/33	2,489
206,685	Government National Mortgage Association I,
	6.5%, 1/15/33	249,143
26,611	Government National Mortgage Association I,
	6.5%, 5/15/33	30,427
1,389	Government National Mortgage Association I,
	6.5%, 10/15/33	1,593
98,553	Government National Mortgage Association I,
	6.5%, 6/15/34	113,699
3,578	Government National Mortgage Association I,
	6.5%, 9/15/34	3,938
35,735	Government National Mortgage Association I,
	6.5%, 4/15/35	39,336
5,750	Government National Mortgage Association I,
	6.5%, 6/15/35	6,330
16,177	Government National Mortgage Association I,
	6.5%, 7/15/35	17,807
57,932	Government National Mortgage Association I,
	6.5%, 7/15/35	63,769
8,229	Government National Mortgage Association I,
	7.0%, 8/15/23	8,685
23,904	Government National Mortgage Association I,
	7.0%, 9/15/24	25,945
8,750	Government National Mortgage Association I,
	7.0%, 7/15/25	9,415
3,987	Government National Mortgage Association I,
	7.0%, 11/15/26	4,483
9,328	Government National Mortgage Association I,
	7.0%, 6/15/27	10,514
9,923	Government National Mortgage Association I,
	7.0%, 1/15/28	11,079
7,714	Government National Mortgage Association I,
	7.0%, 2/15/28	8,090
10,106	Government National Mortgage Association I,
	7.0%, 3/15/28	10,328
4,117	Government National Mortgage Association I,
	7.0%, 4/15/28	4,134
9,565	Government National Mortgage Association I,
	7.0%, 7/15/28	10,745
739	Government National Mortgage Association I,
	7.0%, 8/15/28	836
9,233	Government National Mortgage Association I,
	7.0%, 11/15/28	10,898
25,799	Government National Mortgage Association I,
	7.0%, 11/15/28	30,227

The accompanying notes are an integral part of these financial statements.
Pioneer Bond Fund | Annual Report | 6/30/20 79

Schedule of Investments | 6/30/20 (continued)

Principal
Amount
USD ($)		Value
	U.S. GOVERNMENT AND AGENCY OBLIGATIONS —
	(continued)
18,270	Government National Mortgage Association I,
	7.0%, 4/15/29	$ 18,946
18,485	Government National Mortgage Association I,
	7.0%, 4/15/29	20,295
18,882	Government National Mortgage Association I,
	7.0%, 5/15/29	19,301
6,228	Government National Mortgage Association I,
	7.0%, 7/15/29	7,017
35,897	Government National Mortgage Association I,
	7.0%, 11/15/29	40,436
1,160	Government National Mortgage Association I,
	7.0%, 12/15/30	1,165
1,631	Government National Mortgage Association I,
	7.0%, 12/15/30	1,664
20,573	Government National Mortgage Association I,
	7.0%, 12/15/30	24,333
32,581	Government National Mortgage Association I,
	7.0%, 12/15/30	33,098
36,664	Government National Mortgage Association I,
	7.0%, 1/15/31	37,170
4,539	Government National Mortgage Association I,
	7.0%, 3/15/31	4,665
15,953	Government National Mortgage Association I,
	7.0%, 6/15/31	19,314
1,890	Government National Mortgage Association I,
	7.0%, 7/15/31	2,262
89,709	Government National Mortgage Association I,
	7.0%, 8/15/31	108,919
9,471	Government National Mortgage Association I,
	7.0%, 9/15/31	9,956
25,592	Government National Mortgage Association I,
	7.0%, 9/15/31	29,458
7,021	Government National Mortgage Association I,
	7.0%, 11/15/31	7,388
38,511	Government National Mortgage Association I,
	7.0%, 3/15/32	44,299
31,544	Government National Mortgage Association I,
	7.0%, 4/15/32	36,327
54,169	Government National Mortgage Association I,
	7.0%, 5/15/32	66,936
2,080	Government National Mortgage Association I,
	7.5%, 3/15/23	2,108
14,108	Government National Mortgage Association I,
	7.5%, 10/15/23	15,041
899	Government National Mortgage Association I,
	7.5%, 6/15/24	912
6,521	Government National Mortgage Association I,
	7.5%, 8/15/25	6,589

The accompanying notes are an integral part of these financial statements.
80 Pioneer Bond Fund | Annual Report | 6/30/20

Principal
Amount
USD ($)		Value
	U.S. GOVERNMENT AND AGENCY OBLIGATIONS —
	(continued)
2,883	Government National Mortgage Association I,
	7.5%, 9/15/25	$ 3,149
4,237	Government National Mortgage Association I,
	7.5%, 2/15/27	4,316
17,928	Government National Mortgage Association I,
	7.5%, 3/15/27	20,874
27,026	Government National Mortgage Association I,
	7.5%, 10/15/27	30,463
12,304	Government National Mortgage Association I,
	7.5%, 6/15/29	13,954
2,266	Government National Mortgage Association I,
	7.5%, 8/15/29	2,302
6,811	Government National Mortgage Association I,
	7.5%, 8/15/29	6,895
12,517	Government National Mortgage Association I,
	7.5%, 9/15/29	12,570
4,848	Government National Mortgage Association I,
	7.5%, 10/15/29	5,034
12,318	Government National Mortgage Association I,
	7.5%, 2/15/31	12,472
13,628	Government National Mortgage Association I,
	7.5%, 2/15/31	14,123
6,019	Government National Mortgage Association I,
	7.5%, 3/15/31	6,225
37,767	Government National Mortgage Association I,
	7.5%, 12/15/31	39,714
1,867	Government National Mortgage Association I,
	7.75%, 2/15/30	1,896
430	Government National Mortgage Association I,
	8.5%, 8/15/21	432
25	Government National Mortgage Association I,
	9.0%, 9/15/21	25
777	Government National Mortgage Association I,
	9.0%, 6/15/22	786
406,066	Government National Mortgage Association II,
	3.5%, 3/20/45	434,628
429,785	Government National Mortgage Association II,
	3.5%, 4/20/45	460,142
587,420	Government National Mortgage Association II,
	3.5%, 4/20/45	630,196
871,788	Government National Mortgage Association II,
	3.5%, 4/20/45	938,012
1,228,106	Government National Mortgage Association II,
	3.5%, 3/20/46	1,333,311
4,688,906	Government National Mortgage Association II,
	4.0%, 7/20/44	5,111,445
128,764	Government National Mortgage Association II,
	4.0%, 9/20/44	140,306

The accompanying notes are an integral part of these financial statements.
Pioneer Bond Fund | Annual Report | 6/30/20 81

Schedule of Investments | 6/30/20 (continued)

Principal
Amount
USD ($)		Value
	U.S. GOVERNMENT AND AGENCY OBLIGATIONS —
	(continued)
1,105,483	Government National Mortgage Association II,
	4.0%, 10/20/44	$ 1,204,290
3,937,618	Government National Mortgage Association II,
	4.0%, 10/20/46	4,239,723
1,540,361	Government National Mortgage Association II,
	4.0%, 2/20/48	1,694,019
1,754,314	Government National Mortgage Association II,
	4.0%, 4/20/48	1,930,526
945,116	Government National Mortgage Association II,
	4.0%, 12/20/49	1,002,111
10,992,424	Government National Mortgage Association II,
	4.0%, 1/20/50	11,663,704
41,622	Government National Mortgage Association II,
	4.5%, 12/20/34	45,724
152,963	Government National Mortgage Association II,
	4.5%, 1/20/35	168,071
27,584	Government National Mortgage Association II,
	4.5%, 3/20/35	30,300
771,117	Government National Mortgage Association II,
	4.5%, 9/20/41	847,009
3,546,609	Government National Mortgage Association II,
	4.5%, 9/20/44	3,746,551
1,108,597	Government National Mortgage Association II,
	4.5%, 10/20/44	1,215,434
2,271,359	Government National Mortgage Association II,
	4.5%, 11/20/44	2,490,010
4,186,254	Government National Mortgage Association II,
	4.5%, 2/20/48	4,544,912
23,618,068	Government National Mortgage Association II,
	4.5%, 1/20/50	25,249,078
115,677	Government National Mortgage Association II,
	5.5%, 3/20/34	133,310
97,777	Government National Mortgage Association II,
	5.5%, 4/20/34	112,660
42,875	Government National Mortgage Association II,
	5.5%, 10/20/37	46,699
61,846	Government National Mortgage Association II,
	5.75%, 6/20/33	67,693
20,131	Government National Mortgage Association II,
	5.9%, 1/20/28	22,095
41,506	Government National Mortgage Association II,
	5.9%, 7/20/28	45,206
10,738	Government National Mortgage Association II,
	6.0%, 10/20/31	12,080
54,735	Government National Mortgage Association II,
	6.0%, 1/20/33	63,612
59,334	Government National Mortgage Association II,
	6.0%, 10/20/33	68,164

The accompanying notes are an integral part of these financial statements.
82 Pioneer Bond Fund | Annual Report | 6/30/20

Principal
Amount
USD ($)		Value
	U.S. GOVERNMENT AND AGENCY OBLIGATIONS —
	(continued)
34,499	Government National Mortgage Association II,
	6.0%, 6/20/34	$ 39,966
72,782	Government National Mortgage Association II,
	6.45%, 1/20/33	78,784
7,492	Government National Mortgage Association II,
	6.5%, 1/20/24	7,873
23,378	Government National Mortgage Association II,
	6.5%, 8/20/28	26,826
1,139	Government National Mortgage Association II,
	6.5%, 2/20/29	1,327
444	Government National Mortgage Association II,
	6.5%, 3/20/29	512
13,604	Government National Mortgage Association II,
	6.5%, 4/20/29	15,657
7,726	Government National Mortgage Association II,
	6.5%, 4/20/31	9,118
5,273	Government National Mortgage Association II,
	6.5%, 6/20/31	6,272
24,627	Government National Mortgage Association II,
	6.5%, 10/20/32	29,190
35,856	Government National Mortgage Association II,
	6.5%, 3/20/34	42,930
3,613	Government National Mortgage Association II,
	7.0%, 5/20/26	3,986
10,792	Government National Mortgage Association II,
	7.0%, 8/20/27	12,373
11,366	Government National Mortgage Association II,
	7.0%, 6/20/28	13,167
38,377	Government National Mortgage Association II,
	7.0%, 11/20/28	44,584
42,299	Government National Mortgage Association II,
	7.0%, 1/20/29	49,361
3,805	Government National Mortgage Association II,
	7.0%, 2/20/29	4,378
1,186	Government National Mortgage Association II,
	7.0%, 12/20/30	1,397
5,957	Government National Mortgage Association II,
	7.0%, 1/20/31	7,038
2,985	Government National Mortgage Association II,
	7.0%, 3/20/31	3,572
17,434	Government National Mortgage Association II,
	7.0%, 7/20/31	20,700
6,429	Government National Mortgage Association II,
	7.0%, 11/20/31	7,662
7,417	Government National Mortgage Association II,
	7.5%, 5/20/30	8,924
2,160	Government National Mortgage Association II,
	7.5%, 6/20/30	2,587

The accompanying notes are an integral part of these financial statements.
Pioneer Bond Fund | Annual Report | 6/30/20 83

Schedule of Investments | 6/30/20 (continued)

Principal
Amount
USD ($)		Value
	U.S. GOVERNMENT AND AGENCY OBLIGATIONS —
	(continued)
4,399	Government National Mortgage Association II,
	7.5%, 7/20/30	$ 5,174
6,509	Government National Mortgage Association II,
	7.5%, 8/20/30	7,904
3,484	Government National Mortgage Association II,
	7.5%, 12/20/30	4,207
8	Government National Mortgage Association II,
	8.0%, 5/20/25	8
889	Government National Mortgage Association II,
	9.0%, 3/20/22	893
115	Government National Mortgage Association II,
	9.0%, 4/20/22	116
1,489	Government National Mortgage Association II,
	9.0%, 11/20/24	1,496
334,647	New Valley Generation V, 4.929%, 1/15/21	342,014
30,000,000(g)	U.S. Treasury Bills, 7/7/20	29,999,406
30,000,000(g)	U.S. Treasury Bills, 7/14/20	29,998,809
200,000,000(g)	U.S. Treasury Bills, 7/21/20	199,986,944
100,000,000(g)	U.S. Treasury Bills, 8/13/20	99,983,875
39,800,292	U.S. Treasury Inflation Indexed Bonds,
	0.875%, 2/15/47	50,699,719
64,332,056	U.S. Treasury Inflation Indexed Bonds, 1.0%, 2/15/48	84,960,323
52,121,318	U.S. Treasury Inflation Indexed Bonds, 1.0%, 2/15/49	69,459,274
	TOTAL U.S. GOVERNMENT AND AGENCY OBLIGATIONS
	(Cost $1,504,777,408)	$ 1,582,485,395
	TEMPORARY CASH INVESTMENTS — 1.0%
	of Net Assets
	REPURCHASE AGREEMENTS — 1.0%
17,690,000	$17,690,000 ScotiaBank, 0.09%, dated 6/30/20
	plus accrued interest on 7/1/20 collateralized by
	the following:
	$528,013 Federal National Mortgage Association,
	2.7%, 11/11/45
	$17,515,920 U.S. Treasury Notes, 2.1%, 2/29/24.	$ 17,690,000
5,080,000	$5,080,000 RBC Capital Markets LLC, 0.09%,
	dated 6/30/20 plus accrued interest on 7/1/20
	collateralized by $5,181,678 U.S. Treasury Notes,
	2.4%, 5/15/29.	5,080,000
17,290,000	$17,290,000 TD Securities USA LLC, 0.09%, dated
	6/30/20 plus accrued interest on 7/1/20
	collateralized by the following:
	$4,996,154 Freddie Mac Giant, 3.5% - 4.0%,
	2/1/43 - 9/1/47
	$9,872,204 Federal National Mortgage Association,
	2.5% - 4.5%, 11/1/30 - 4/1/50
	$2,767,442 Government National Mortgage
	Association, 3.5%, 10/20/49 - 11/20/49.	17,290,000

The accompanying notes are an integral part of these financial statements.
84 Pioneer Bond Fund | Annual Report | 6/30/20

Principal
Amount
USD ($)		Value
REPURCHASE AGREEMENTS — (continued)
17,290,000	$17,290,000 TD Securities USA LLC, 0.07%, dated
6/30/20 plus accrued interest on 7/1/20
collateralized by $17,635,890 U.S. Treasury Notes,
	0.3%, 4/20/22.	$ 17,290,000
$ 57,350,000
TOTAL TEMPORARY CASH INVESTMENTS
	(Cost $57,350,000)	$ 57,350,000
TOTAL INVESTMENTS IN UNAFFILIATED
ISSUERS — 102.7%
	(Cost $5,990,221,978)	$ 6,136,948,909
	OTHER ASSETS AND LIABILITIES — (2.7)%	$ (160,108,954)
	NET ASSETS — 100.0%	$ 5,976,839,955

bps	Basis Points.
CMT	Constant Maturity Treasury Index.
FREMF	Freddie Mac Multifamily Fixed-Rate Mortgage Loans.
FRESB	Freddie Mac Multifamily Small Balance Certificates.
ICE	Intercontinental Exchange.
LIBOR	London Interbank Offered Rate.
PRIME	U.S. Federal Funds Rate.
REIT	Real Estate Investment Trust.
REMICS	Real Estate Mortgage Investment Conduits.
SOFRRATE	Secured Overnight Financing Rate.
(144A)
Security is exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be resold normally to qualified institutional buyers in a transaction exempt from registration. At June 30, 2020, the value of these securities amounted to $2,529,049,338, or 42.3% of net assets.

(TBA)	“To Be Announced” Securities.
†	Amount rounds to less than 0.1%.
*
Senior secured floating rate loan interests in which the Fund invests generally pay interest at rates that are periodically redetermined by reference to a base lending rate plus a premium. These base lending rates are generally (i) the lending rate offered by one or more major European banks, such as LIBOR, (ii) the prime rate offered by one or more major United States banks, (iii) the rate of a certificate of deposit or (iv) other base lending rates used by commercial lenders. The interest rate shown is the rate accruing at June 30, 2020.

+	Security that used significant unobservable inputs to determine its value.
(a)	Security is perpetual in nature and has no stated maturity date.
(b)	Floating rate note. Coupon rate, reference index and spread shown at June 30, 2020.
(c)	The interest rate is subject to change periodically. The interest rate and/or reference index and spread shown at June 30, 2020.

The accompanying notes are an integral part of these financial statements.
Pioneer Bond Fund | Annual Report | 6/30/20 85

Schedule of Investments | 6/30/20 (continued)

(d)	Debt obligation initially issued at one coupon which converts to a higher coupon at a specific date. The rate shown is the rate at June 30, 2020.
(e)	Security represents the interest-only portion payments on a pool of underlying mortgages or mortgage-backed securities.
(f)	Securities are restricted as to resale.
(g)	Security issued with a zero coupon. Income is recognized through accretion of discount.
(h)	Issued as participation notes.
(i)	Non-income producing security.
(j)	Issued as preference shares.
(k)	Consists of Revenue Bonds unless otherwise indicated.

FUTURES CONTRACTS
FIXED INCOME INTEREST FUTURES CONTRACTS

Number of
Contracts		Expiration	Notional		Unrealized
Long	Description	Date	Amount	Market Value	Appreciation
1,062	U.S. 2 Year	9/30/20	$234,461,391	$234,519,470	$58,079
	Note (CBT)
4,413	U.S. 5 Year	9/30/20	553,348,750	554,900,276	1,551,526
	Note (CBT)
742	U.S. Ultra	9/21/20	161,737,187	161,871,937	134,750
	Bond (CBT)
			$949,547,328	$951,291,683	$1,744,355

Number of
Contracts		Expiration	Notional		Unrealized
Short	Description	Date	Amount	Market Value	(Depreciation)
2,133	U.S. 10 Year	9/21/20	$295,692,844	$296,853,610	$(1,160,766)
	Note (CBT)
4,110	U.S. 10 Year	9/21/20	643,811,140	647,260,781	(3,449,641)
	Ultra
342	U.S. Long	9/21/20	60,694,313	61,068,375	(374,062)
	Bond (CBT)
			$1,000,198,297	$1,005,182,766	$(4,984,469)
TOTAL FUTURES CONTRACTS			$(50,650,969)	$(53,891,083)	$(3,240,114)

The accompanying notes are an integral part of these financial statements.

86 Pioneer Bond Fund | Annual Report | 6/30/20

SWAP CONTRACT
CENTRALLY CLEARED CREDIT DEFAULT SWAP CONTRACT – SELL PROTECTION

			Annual
Notional	Reference	Pay/	Fixed	Expiration	Premiums	Unrealized	Market
Amount ($)(1)	Obligation/Index	Receive(2)	Rate	Date	(Received)	(Depreciation)	Value
124,355,000	Markit CDX North America	Receive	5.00%	6/20/25	$(103,629)	$(691,114)	$(794,743)
	High Yield Series 34
TOTAL SWAP CONTRACTS					$(103,629)	$(691,114)	$(794,743)

(1)	The notional amount is the maximum amount that a seller of credit protection would be obligated to pay upon occurrence of a credit event.
(2)	Receives quarterly.

Principal amounts are denominated in U.S. dollars (“USD”) unless otherwise noted.
CAD – Canadian Dollar
Purchases and sales of securities (excluding temporary cash investments) for the year ended June 30, 2020 were as follows:

	Purchases	Sales
Long-Term U.S. Government Securities	$509,398,758	$1,182,424,486
Other Long-Term Securities	$3,537,546,059	$2,803,773,977

The Fund is permitted to engage in purchase and sale transactions (“cross trades”) with certain funds and accounts for which Amundi Pioneer Asset Management, Inc. (the “Adviser”) serves as the Fund’s investment adviser, as set forth in Rule 17a-7 under the Investment Company Act of 1940, pursuant to procedures adopted by the Board of Trustees. Under these procedures, cross trades are effected at current market prices. During the year ended June 30, 2020, the Fund engaged in purchases of $24,836,019 and sales of $535,365 pursuant to these procedures, which resulted in a net realized gain/(loss) of $15,284.
At June 30, 2020, the net unrealized appreciation on investments based on cost for federal tax purposes of $5,998,418,043 was as follows:

Aggregate gross unrealized appreciation for all investments in which
there is an excess of value over tax cost	$264,827,260
Aggregate gross unrealized depreciation for all investments in which
there is an excess of tax cost over value	(130,331,251)
Net unrealized appreciation	$134,496,009

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels below.
Level 1 – quoted prices in active markets for identical securities.
Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.). See Notes to Financial Statements — Note 1A.
Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining fair value of investments). See Notes to Financial Statements — Note 1A.
The accompanying notes are an integral part of these financial statements.
Pioneer Bond Fund | Annual Report | 6/30/20 87

Schedule of Investments | 6/30/20 (continued)
The following is a summary of the inputs used as of June 30, 2020, in valuing the Fund’s investments:

	Level 1	Level 2	Level 3	Total
Convertible Preferred Stocks	$67,116,292	$—	$—	$67,116,292
Asset Backed Securities	—	866,446,884	—	866,446,884
Collateralized Mortgage
Obligations	—	849,079,924	—	849,079,924
Commercial Mortgage-Backed
Securities	—	345,352,979	—	345,352,979
Corporate Bonds	—	2,133,215,876	—	2,133,215,876
Foreign Government Bond	—	13,928,438	—	13,928,438
Insurance-Linked Securities
Collateralized Reinsurance
Earthquakes – California	—	—	2,569,300	2,569,300
Multiperil – Massachusetts	—	—	3,081,638	3,081,638
Multiperil – U.S.	—	—	11,426,888	11,426,888
Multiperil – U.S. & Canada	—	—	2,964,548	2,964,548
Multiperil – U.S. Regional	—	—	2,662,386	2,662,386
Multiperil – Worldwide	—	—	6,148,562	6,148,562
Windstorm – Florida	—	—	282,782	282,782
Windstorm – North Carolina	—	—	2,327,711	2,327,711
Windstorm – U.S. Regional	—	—	1,760,180	1,760,180
Industry Loss Warranties
Windstorm – U.S.	—	—	5,077,233	5,077,233
Reinsurance Sidecars
Multiperil – U.S.	—	—	6,552,336	6,552,336
Multiperil – Worldwide	—	—	81,026,497	81,026,497
All Other Insurance-Linked
Securities	—	41,729,498	—	41,729,498
Municipal Bonds	—	3,136,612	—	3,136,612
Senior Secured Floating Rate
Loan Interests	—	51,226,950	—	51,226,950
U.S. Government and Agency
Obligations	—	1,582,485,395	—	1,582,485,395
Repurchase Agreements	—	57,350,000	—	57,350,000
Total Investments in Securities	$67,116,292	$5,943,952,556	$125,880,061	$6,136,948,909
Other Financial Instruments
Net unrealized depreciation
on futures contracts	$(3,240,114)	$—	$—	$(3,240,114)
Swap contracts, at value	—	(794,743)	—	(794,743)
Total Other
Financial Instruments	$(3,240,114)	$(794,743)	$—	$(4,034,857)

The accompanying notes are an integral part of these financial statements.
88 Pioneer Bond Fund | Annual Report | 6/30/20

The following is a reconciliation of assets valued using significant unobservable inputs (Level 3):

Insurance-
Linked
Securities
Balance as of 6/30/19	$119,118,336
Realized gain (loss)(1)	(2,058,977)
Changed in unrealized
appreciation (depreciation)(2)	3,725,445
Accrued discounts/premiums	6,402
Purchases	85,488,603
Sales	(80,399,748)
Transfers in to Level 3*	—
Transfers out of Level 3*	—
Balance as of 6/30/20	$125,880,061

(1)	Realized gain (loss) on these securities is included in the realized gain (loss) from investments on the Statement of Operations.
(2)	Unrealized appreciation (depreciation) on these securities is included in the change in unrealized appreciation (depreciation) from investments on the Statement of Operations.
*	Transfers are calculated on the beginning of period values. For the year ended June 30, 2020, there were no transfers between Levels 1, 2 and 3.

Net change in unrealized appreciation (depreciation) of Level 3 investments still held and considered
Level 3 at June 30, 2020:	$2,969,499

The accompanying notes are an integral part of these financial statements.
Pioneer Bond Fund | Annual Report | 6/30/20 89

Statement of Assets and Liabilities | 6/30/20

ASSETS:
Investments in unaffiliated issuers, at value (cost $5,990,221,978)	$6,136,948,909
Cash	113,381,649
Foreign currencies, at value (cost $3,812,329)	3,806,249
Futures collateral	1,741,389
Swaps collateral	17,224,626
Due from broker for futures	13,776,308
Due from broker for swaps	702,357
Variation margin for futures contracts	634,595
Variation margin for centrally cleared swap contracts	1,026,603
Receivables —
Investment securities sold	103,188,093
Fund shares sold	18,926,609
Dividends	300,984
Interest	33,459,094
Other assets	60,924
Total assets	$6,445,178,389
LIABILITIES:
Payables —
Investment securities purchased	$443,956,473
Fund shares repurchased	16,860,272
Distributions	1,546,616
Net unrealized depreciation on futures contracts	3,240,114
Swap contracts, at value (net premiums received $(103,629))	794,743
Due to affiliates	291,148
Accrued expenses	1,649,068
Total liabilities	$468,338,434
NET ASSETS:
Paid-in capital	$5,820,270,912
Distributable earnings	156,569,043
Net assets	$5,976,839,955
NET ASSET VALUE PER SHARE:
No par value (unlimited number of shares authorized)
Class A (based on $960,460,248/96,205,260 shares)	$9.98
Class C (based on $59,026,475/5,977,431 shares)	$9.87
Class K (based on $1,918,555,829/192,274,881 shares)	$9.98
Class R (based on $191,310,823/18,995,335 shares)	$10.07
Class Y (based on $2,847,486,580/287,928,593 shares)	$9.89
MAXIMUM OFFERING PRICE PER SHARE:
Class A (based on $9.98 net asset value per share/100%-4.50%
maximum sales charge)	$10.45

The accompanying notes are an integral part of these financial statements.
90 Pioneer Bond Fund | Annual Report | 6/30/20

Statement of Operations (unaudited)
FOR THE YEAR ENDED 6/30/20

INVESTMENT INCOME:
Interest from unaffiliated issuers	$196,571,358
Dividends from unaffiliated issuers (net of foreign taxes
withheld $817)	5,674,845
Total investment income		$202,246,203
EXPENSES:
Management fees	$16,586,467
Administrative expense	1,440,453
Transfer agent fees
Class A	2,216,871
Class C	60,718
Class K	5,284
Class R	469,372
Class Y	3,704,421
Distribution fees
Class A	2,443,980
Class C	610,657
Class R	968,807
Shareowner communications expense	310,081
Custodian fees	254,854
Registration fees	257,922
Professional fees	333,666
Printing expense	86,240
Pricing fees	250,289
Trustees’ fees	304,056
Insurance expense	68,492
Miscellaneous	157,476
Total expenses		$30,530,106
Net investment income		$171,716,097
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Net realized gain (loss) on:
Investments in unaffiliated issuers	$88,323,104
Short sales	(35,946)
Forward foreign currency exchange contracts	41,467
Futures contracts	(12,916,176)
Swap contracts	(1,928,240)
Other assets and liabilities denominated in
foreign currencies	(85,811)	$73,398,398
Change in net unrealized appreciation (depreciation) on:
Investments in unaffiliated issuers	$31,543,547
Futures contracts	(3,043,935)
Swap contracts	(865,457)
Other assets and liabilities denominated in
foreign currencies	(6,102)	$27,628,053
Net realized and unrealized gain (loss) on investments		$101,026,451
Net increase in net assets resulting from operations		$272,742,548

The accompanying notes are an integral part of these financial statements.
Pioneer Bond Fund | Annual Report | 6/30/20 91

Statements of Changes in Net Assets

	Year	Year
	Ended	Ended
	6/30/20	6/30/19
FROM OPERATIONS:
Net investment income (loss)	$171,716,097	$162,175,422
Net realized gain (loss) on investments	73,398,398	(13,746,777)
Change in net unrealized appreciation (depreciation)
on investments	27,628,053	212,991,665
Net increase in net assets resulting from operations	$272,742,548	$361,420,310
DISTRIBUTIONS TO SHAREOWNERS:
Class A ($0.29 and $0.30 per share, respectively)	$(28,975,607)	$(31,768,715)
Class C ($0.23 and $0.23 per share, respectively)	(1,426,447)	(1,624,633)
Class K ($0.34 and $0.34 per share, respectively)	(50,627,893)	(38,746,201)
Class R ($0.27 and $0.28 per share, respectively)	(5,307,852)	(5,436,508)
Class Y ($0.33 and $0.33 per share, respectively)	(108,795,291)	(96,979,642)
Total distributions to shareowners	$(195,133,090)	$(174,555,699)
FROM FUND SHARE TRANSACTIONS:
Net proceeds from sales of shares	$2,780,827,993	$2,280,096,185
Reinvestment of distributions	163,438,445	140,968,997
Cost of shares repurchased	(2,613,398,210)	(2,027,763,106)
Net increase in net assets resulting from
Fund share transactions	$330,868,228	$393,302,076
Net increase in net assets	$408,477,686	$580,166,687
NET ASSETS:
Beginning of year	$5,568,362,269	$4,988,195,582
End of year	$5,976,839,955	$5,568,362,269

The accompanying notes are an integral part of these financial statements.
92 Pioneer Bond Fund | Annual Report | 6/30/20

	Year Ended	Year Ended	Year Ended	Year Ended
	6/30/20	6/30/20	6/30/19	6/30/19
	Shares	Amount	Shares	Amount
Class A
Shares sold	34,453,803	$338,973,168	26,995,582	$255,919,620
Reinvestment of distributions	2,127,543	20,938,829	2,394,810	22,690,254
Less shares repurchased	(40,472,927)	(393,857,571)	(43,647,656)	(412,375,791)
Net decrease	(3,891,581)	$(33,945,574)	(14,257,264)	$(133,765,917)
Class C
Shares sold	1,996,732	$19,406,186	1,620,055	$15,140,871
Reinvestment of distributions	112,645	1,096,894	129,683	1,215,362
Less shares repurchased	(2,579,843)	(24,910,537)	(3,785,268)	(35,370,201)
Net decrease	(470,466)	$(4,407,457)	(2,035,530)	$(19,013,968)
Class K
Shares sold	106,555,145	$1,037,516,414	80,341,266	$760,556,110
Reinvestment of distributions	4,127,539	40,585,237	3,212,139	30,464,825
Less shares repurchased	(48,593,281)	(468,632,844)	(52,786,664)	(497,673,237)
Net increase	62,089,403	$609,468,807	30,766,741	$293,347,698
Class R
Shares sold	3,572,364	$35,493,689	4,802,537	$45,936,991
Reinvestment of distributions	525,926	5,223,629	525,321	5,026,777
Less shares repurchased	(5,191,358)	(51,042,756)	(4,077,850)	(38,900,021)
Net increase/
(decrease)	(1,093,068)	$(10,325,438)	1,250,008	$12,063,747
Class Y
Shares sold	138,403,623	$1,349,438,536	128,196,595	$1,202,542,593
Reinvestment of distributions	9,804,550	95,593,856	8,677,520	81,571,779
Less shares repurchased	(175,101,360)	(1,674,954,502)	(111,303,616)	(1,043,443,856)
Net increase/
(decrease)	(26,893,187)	$(229,922,110)	25,570,499	$240,670,516

The accompanying notes are an integral part of these financial statements.
Pioneer Bond Fund | Annual Report | 6/30/20 93

Financial Highlights

	Year	Year	Year	Year	Year
	Ended	Ended	Ended	Ended	Ended
	6/30/20	6/30/19	6/30/18	6/30/17	6/30/16*
Class A
Net asset value, beginning of period	$9.79	$9.45	$9.71	$9.76	$9.68
Increase (decrease) from investment operations:
Net investment income (loss) (a)	$0.25	$0.27	$0.26	$0.25	$0.25
Net realized and unrealized gain (loss) on investments	0.23	0.37	(0.24)	(0.01)	0.12
Net increase (decrease) from investment operations	$0.48	$0.64	$0.02	$0.24	$0.37
Distributions to shareowners:
Net investment income	$(0.29)	$(0.30)	$(0.28)	$(0.29)	$(0.27)
Net realized gain	—	—	—	—	(0.02)
Total distributions	$(0.29)	$(0.30)	$(0.28)	$(0.29)	$(0.29)
Net increase (decrease) in net asset value	$0.19	$0.34	$(0.26)	$(0.05)	$0.08
Net asset value, end of period	$9.98	$9.79	$9.45	$9.71	$9.76
Total return (b)	5.01%	6.93%	0.14%	2.48%	3.93%
Ratio of net expenses to average net assets	0.82%	0.85%	0.85%	0.85%	0.85%
Ratio of net investment income (loss) to average net assets	2.58%	2.88%	2.71%	2.60%	2.58%
Portfolio turnover rate	71%	52%	45%	44%	43%
Net assets, end of period (in thousands)	$960,460	$979,874	$1,081,121	$1,156,940	$1,177,941
Ratios with no waiver of fees and assumption of expenses by
the Adviser and no reduction for fees paid indirectly:
Total expenses to average net assets	0.82%	0.87%	0.96%	0.99%	0.98%
Net investment income (loss) to average net assets	2.58%	2.86%	2.60%	2.46%	2.45%

*     The Fund was audited by an independent registered public accounting firm other than Ernst & Young LLP.
(a)   The per-share data presented above is based on the average shares outstanding for the period presented.
(b)   Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charges. Total return would be reduced if sales charges were taken into account.

The accompanying notes are an integral part of these financial statements.
94 Pioneer Bond Fund | Annual Report | 6/30/20

	Year	Year	Year	Year	Year
	Ended	Ended	Ended	Ended	Ended
	6/30/20	6/30/19	6/30/18	6/30/17	6/30/16*
Class C
Net asset value, beginning of period	$9.68	$9.35	$9.60	$9.66	$9.57
Increase (decrease) from investment operations:
Net investment income (loss) (a)	$0.19	$0.21	$0.19	$0.18	$0.17
Net realized and unrealized gain (loss) on investments	0.23	0.35	(0.24)	(0.03)	0.14
Net increase (decrease) from investment operations	$0.42	$0.56	$(0.05)	$0.15	$0.31
Distributions to shareowners:
Net investment income	$(0.23)	$(0.23)	$(0.20)	$(0.21)	$(0.20)
Net realized gain	—	—	—	—	(0.02)
Total distributions	$(0.23)	$(0.23)	$(0.20)	$(0.21)	$(0.22)
Net increase (decrease) in net asset value	$0.19	$0.33	$(0.25)	$(0.06)	$0.09
Net asset value, end of period	$9.87	$9.68	$9.35	$9.60	$9.66
Total return (b)	4.38%	6.10%	(0.52)%	1.62%	3.28%
Ratio of net expenses to average net assets	1.45%	1.52%	1.60%	1.59%	1.60%
Ratio of net investment income (loss) to average net assets	1.96%	2.21%	1.96%	1.84%	1.84%
Portfolio turnover rate	71%	52%	45%	44%	43%
Net assets, end of period (in thousands)	$59,026	$62,447	$79,308	$96,547	$134,299

*     The Fund was audited by an independent registered public accounting firm other than Ernst & Young LLP.
(a)   The per-share data presented above is based on the average shares outstanding for the period presented.
(b)   Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charges. Total return would be reduced if sales charges were taken into account.

The accompanying notes are an integral part of these financial statements.
Pioneer Bond Fund | Annual Report | 6/30/20 95

Financial Highlights (continued)

	Year	Year	Year	Year	Year
	Ended	Ended	Ended	Ended	Ended
	6/30/20	6/30/19	6/30/18	6/30/17	6/30/16*
Class K
Net asset value, beginning of period	$9.78	$9.45	$9.71	$9.76	$9.68
Increase (decrease) from investment operations:
Net investment income (loss) (a)	$0.30	$0.32	$0.30	$0.29	$0.29
Net realized and unrealized gain (loss) on investments	0.24	0.35	(0.25)	(0.01)	0.12
Net increase (decrease) from investment operations	$0.54	$0.67	$0.05	$0.28	$0.41
Distributions to shareowners:
Net investment income	$(0.34)	$(0.34)	$(0.31)	$(0.33)	$(0.31)
Net realized gain	—	—	—	—	(0.02)
Total distributions	$(0.34)	$(0.34)	$(0.31)	$(0.33)	$(0.33)
Net increase (decrease) in net asset value	$0.20	$0.33	$(0.26)	$(0.05)	$0.08
Net asset value, end of period	$9.98	$9.78	$9.45	$9.71	$9.76
Total return (b)	5.65%	7.28%	0.54%	2.87%	4.32%
Ratio of net expenses to average net assets	0.34%	0.37%	0.46%	0.47%	0.47%
Ratio of net investment income (loss) to average net assets	3.08%	3.37%	3.11%	3.01%	2.98%
Portfolio turnover rate	71%	52%	45%	44%	43%
Net assets, end of period (in thousands)	$1,918,556	$1,273,821	$939,272	$726,063	$340,096

*     The Fund was audited by an independent registered public accounting firm other than Ernst & Young LLP.
(a)   The per-share data presented above is based on the average shares outstanding for the period presented.
(b)   Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of each period.

The accompanying notes are an integral part of these financial statements.
96 Pioneer Bond Fund | Annual Report | 6/30/20

	Year	Year	Year	Year	Year
	Ended	Ended	Ended	Ended	Ended
	6/30/20	6/30/19	6/30/18	6/30/17	6/30/16*
Class R
Net asset value, beginning of period	$9.88	$9.54	$9.80	$9.85	$9.77
Increase (decrease) from investment operations:
Net investment income (loss) (a)	$0.23	$0.25	$0.24	$0.23	$0.23
Net realized and unrealized gain (loss) on investments	0.23	0.37	(0.25)	(0.01)	0.12
Net increase (decrease) from investment operations	$0.46	$0.62	$(0.01)	$0.22	$0.35
Distributions to shareowners:
Net investment income	$(0.27)	$(0.28)	$(0.25)	$(0.27)	$(0.25)
Net realized gain	—	—	—	—	(0.02)
Total distributions	$(0.27)	$(0.28)	$(0.25)	$(0.27)	$(0.27)
Net increase (decrease) in net asset value	$0.19	$0.34	$(0.26)	$(0.05)	$0.08
Net asset value, end of period	$10.07	$9.88	$9.54	$9.80	$9.85
Total return (b)	4.76%	6.62%	(0.08)%	2.23%	3.66%
Ratio of net expenses to average net assets	1.08%	1.10%	1.10%	1.10%	1.10%
Ratio of net investment income (loss) to average net assets	2.33%	2.64%	2.46%	2.35%	2.33%
Portfolio turnover rate	71%	52%	45%	44%	43%
Net assets, end of period (in thousands)	$191,311	$198,457	$179,729	$178,770	$156,110
Ratios with no waiver of fees and assumption of expenses by
the Adviser and no reduction for fees paid indirectly:
Total expenses to average net assets	1.08%	1.12%	1.21%	1.24%	1.21%
Net investment income (loss) to average net assets	2.33%	2.62%	2.35%	2.21%	2.22%

*     The Fund was audited by an independent registered public accounting firm other than Ernst & Young LLP.
(a)   The per-share data presented above is based on the average shares outstanding for the period presented.
(b)   Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions and the complete redemption of the investment at net asset value

The accompanying notes are an integral part of these financial statements.
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Financial Highlights (continued)

	Year	Year	Year	Year	Year
	Ended	Ended	Ended	Ended	Ended
	6/30/20	6/30/19	6/30/18	6/30/17	6/30/16*
Class Y
Net asset value, beginning of period	$9.70	$9.36	$9.62	$9.67	$9.59
Increase (decrease) from investment operations:
Net investment income (loss) (a)	$0.29	$0.31	$0.28	$0.28	$0.27
Net realized and unrealized gain (loss) on investments	0.23	0.36	(0.24)	(0.02)	0.12
Net increase (decrease) from investment operations	$0.52	$0.67	$0.04	$0.26	$0.39
Distributions to shareowners:
Net investment income	$(0.33)	$(0.33)	$(0.30)	$(0.31)	$(0.29)
Net realized gain	—	—	—	—	(0.02)
Total distributions	$(0.33)	$(0.33)	$(0.30)	$(0.31)	$(0.31)
Net increase (decrease) in net asset value	$0.19	$0.34	$(0.26)	$(0.05)	$0.08
Net asset value, end of period	$9.89	$9.70	$9.36	$9.62	$9.67
Total return (b)	5.44%	7.30%	0.40%	2.76%	4.22%
Ratio of net expenses to average net assets	0.45%	0.49%	0.58%	0.58%	0.58%
Ratio of net investment income (loss) to average net assets	2.96%	3.26%	2.98%	2.87%	2.85%
Portfolio turnover rate	71%	52%	45%	44%	43%
Net assets, end of period (in thousands)	$2,847,487	$3,053,763	$2,708,766	$2,558,262	$2,136,681
Ratios with no waiver of fees and assumption of expenses by
the Adviser and no reduction for fees paid indirectly:
Total expenses to average net assets	0.45%	0.49%	0.58%	0.59%	0.59%
Net investment income (loss) to average net assets	2.96%	3.26%	2.98%	2.86%	2.84%

*      The Fund was audited by an independent registered public accounting firm other than Ernst & Young LLP.
(a)   The per-share data presented above is based on the average shares outstanding for the period presented.
(b)   Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of each period.

The accompanying notes are an integral part of these financial statements.
98 Pioneer Bond Fund | Annual Report | 6/30/20

Notes to Financial Statements | 6/30/20
1. Organization and Significant Accounting Policies
Pioneer Bond Fund (the “Fund”) is a Delaware statutory trust. The Fund is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The investment objective of the Fund is to seek current income consistent with preservation of capital.
The Fund offers five classes of shares designated as Class A, Class C, Class K, Class R and Class Y shares. Each class of shares represents an interest in the same portfolio of investments of the Fund and has identical rights (based on relative net asset values) to assets and liquidation proceeds. Share classes can bear different rates of class-specific fees and expenses such as transfer agent and distribution fees. Differences in class-specific fees and expenses will result in differences in net investment income and, therefore, the payment of different dividends from net investment income earned by each class. The Amended and Restated Declaration of Trust of the Fund gives the Board of Trustees the flexibility to specify either per-share voting or dollar-weighted voting when submitting matters for shareowner approval. Under per-share voting, each share of a class of the Fund is entitled to one vote. Under dollar-weighted voting, a shareowner’s voting power is determined not by the number of shares owned, but by the dollar value of the shares on the record date. Each share class has exclusive voting rights with respect to matters affecting only that class, including with respect to the distribution plan for that class. There is no distribution plan for Class K or Class Y shares.
Amundi Pioneer Asset Management, Inc., an indirect, wholly owned subsidiary of Amundi and Amundi’s wholly owned subsidiary, Amundi USA, Inc., serves as the Fund’s investment adviser (the “Adviser”). Amundi Pioneer Distributor, Inc., an affiliate of Amundi Pioneer Asset Management, Inc., serves as the Fund’s distributor (the “Distributor”).
In August 2018, the Securities and Exchange Commission (“SEC”) released a Disclosure Update and Simplification Final Rule. The Final Rule amends Regulation S-X disclosures requirements to conform them to U.S. Generally Accepted Accounting Principles (“U.S. GAAP”) for investment companies. The Fund’s financial statements were prepared in compliance with the new amendments to Regulation S-X.
During March 2017, the Financial Accounting Standards Board (FASB) issued an Accounting Standard Update, ASU 2017-08, Receivables-Nonrefundable Fees and Other Costs (Subtopic 310-20), Premium Amortization on Purchased Callable Debt Securities (“ASU 2017-08”), which shortens the amortization period for purchased non-contingently callable debt securities held at a premium. ASU 2017-08 specifies that the premium amortization period ends
Pioneer Bond Fund | Annual Report | 6/30/20 99

at the earliest call date, for certain purchased non-contingently callable debt securities. ASU 2017-08 is effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2018. The Fund has adopted ASU 2017-08 as of July 1, 2019. The implementation of ASU 2017-08 did not have a material impact on the Fund’s Financial Statements.
The Fund is an investment company and follows investment company accounting and reporting guidance under U.S. GAAP. U.S. GAAP requires the management of the Fund to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income, expenses and gain or loss on investments during the reporting period. Actual results could differ from those estimates.
The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements:
A.   Security Valuation
The net asset value of the Fund is computed once daily, on each day the New York Stock Exchange (“NYSE”) is open, as of the close of regular trading on the NYSE.
Fixed-income securities are valued by using prices supplied by independent pricing services, which consider such factors as market prices, market events, quotations from one or more brokers, Treasury spreads, yields, maturities and ratings, or may use a pricing matrix or other fair value methods or techniques to provide an estimated value of the security or instrument. A pricing matrix is a means of valuing a debt security on the basis of current market prices for other debt securities, historical trading patterns in the market for fixed-income securities and/or other factors. Non-U.S. debt securities that are listed on an exchange will be valued at the bid price obtained from an independent third party pricing service. When independent third party pricing services are unable to supply prices, or when prices or market quotations are considered to be unreliable, the value of that security may be determined using quotations from one or more broker-dealers.
Loan interests are valued in accordance with guidelines established by the Board of Trustees at the mean between the last available bid and asked prices from one or more brokers or dealers as obtained from Loan Pricing Corporation, an independent third party pricing service. If price information is not available from Loan Pricing Corporation, or if the price information is deemed to be unreliable, price information will be obtained from an alternative loan interest pricing service. If no reliable price quotes are available from either the primary or alternative pricing service, broker quotes will be solicited.
100 Pioneer Bond Fund | Annual Report | 6/30/20

Event-linked bonds are valued at the bid price obtained from an independent third party pricing service. Other insurance-linked securities (including reinsurance sidecars, collateralized reinsurance and industry loss warranties) may be valued at the bid price obtained from an independent pricing service, or through a third party using a pricing matrix, insurance industry valuation models, or other fair value methods or techniques to provide an estimated value of the instrument.
Equity securities that have traded on an exchange are valued by using the last sale price on the principal exchange where they are traded. Equity securities that have not traded on the date of valuation, or securities for which sale prices are not available, generally are valued using the mean between the last bid and asked prices or, if both last bid and asked prices are not available, at the last quoted bid price. Last sale and bid and asked prices are provided by independent third party pricing services. In the case of equity securities not traded on an exchange, prices are typically determined by independent third party pricing services using a variety of techniques and methods.
The value of foreign securities is translated into U.S. dollars based on foreign currency exchange rate quotations supplied by a third party pricing source. Trading in non-U.S. equity securities is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of the Fund’s shares are determined as of such times. The Fund may use a fair value model developed by an independent pricing service to value non-U.S. equity securities.
Forward foreign currency exchange contracts are valued daily using the foreign exchange rate or, for longer term forward contract positions, the spot currency rate and the forward points on a daily basis, in each case provided by a third party pricing service. Contracts whose forward settlement date falls between two quoted days are valued by interpolation.
Futures contracts are generally valued at the closing settlement price established by the exchange on which they are traded.
Swap contracts, including interest rate swaps, caps and floors (other than centrally cleared swap contracts), are valued at the dealer quotations obtained from reputable International Swap Dealers Association members. Centrally cleared swaps are valued at the daily settlement price provided by the central clearing counterparty.
Repurchase agreements are valued at par. Cash may include overnight time deposits at approved financial institutions.
Securities or loan interests for which independent pricing services or broker-dealers are unable to supply prices or for which market prices and/or quotations are not readily available or are considered to be unreliable are
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valued by a fair valuation team comprised of certain personnel of the Adviser pursuant to procedures adopted by the Fund’s Board of Trustees. The Adviser’s fair valuation team uses fair value methods approved by the Valuation Committee of the Board of Trustees. The Adviser’s fair valuation team is responsible for monitoring developments that may impact fair valued securities and for discussing and assessing fair values on an ongoing basis, and at least quarterly, with the Valuation Committee of the Board of Trustees.
Inputs used when applying fair value methods to value a security may include credit ratings, the financial condition of the company, current market conditions and comparable securities. The Fund may use fair value methods if it is determined that a significant event has occurred after the close of the exchange or market on which the security trades and prior to the determination of the Fund’s net asset value. Examples of a significant event might include political or economic news, corporate restructurings, natural disasters, terrorist activity or trading halts. Thus, the valuation of the Fund’s securities may differ significantly from exchange prices, and such differences could be material.
At June 30, 2020, no securities were valued using fair value methods (other than securities valued using prices supplied by independent pricing services, broker-dealers or using a third party insurance industry pricing model).
B.   Investment Income and Transactions
Dividend income is recorded on the ex-dividend date, except that certain dividends from foreign securities where the ex-dividend date may have passed are recorded as soon as the Fund becomes aware of the ex-dividend data in the exercise of reasonable diligence.
Interest income, including interest on income-bearing cash accounts, is recorded on the accrual basis. Dividend and interest income are reported net of unrecoverable foreign taxes withheld at the applicable country rates and net of income accrued on defaulted securities.
Interest and dividend income payable by delivery of additional shares is reclassified as PIK (payment-in-kind) income upon receipt and is included in interest and dividend income, respectively.
Principal amounts of mortgage-backed securities are adjusted for monthly paydowns. Premiums and discounts related to certain mortgage-backed securities are amortized or accreted in proportion to the monthly paydowns. All discounts/premiums on purchase prices of debt securities are accreted/amortized for financial reporting purposes over the life of the respective securities, and such accretion/amortization is included in interest income.
102 Pioneer Bond Fund | Annual Report | 6/30/20

Security transactions are recorded as of trade date. Gains and losses on sales of investments are calculated on the identified cost method for both financial reporting and federal income tax purposes.
C.   Foreign Currency Translation
The books and records of the Fund are maintained in U.S. dollars. Amounts denominated in foreign currencies are translated into U.S. dollars using current exchange rates.
Net realized gains and losses on foreign currency transactions, if any, represent, among other things, the net realized gains and losses on foreign currency exchange contracts, disposition of foreign currencies and the difference between the amount of income accrued and the U.S. dollars actually received. Further, the effects of changes in foreign currency exchange rates on investments are not segregated on the Statement of Operations from the effects of changes in the market prices of those securities, but are included with the net realized and unrealized gain or loss on investments.
D.   Federal Income Taxes
It is the Fund’s policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its net taxable income and net realized capital gains, if any, to its shareowners. Therefore, no provision for federal income taxes is required. As of June 30, 2020, the Fund did not accrue any interest or penalties with respect to uncertain tax positions, which, if applicable, would be recorded as an income tax expense on the Statement of Operations. Tax returns filed within the prior three years remain subject to examination by federal and state tax authorities.
The amount and character of income and capital gain distributions to shareowners are determined in accordance with federal income tax rules, which may differ from U.S. GAAP. Distributions in excess of net investment income or net realized gains are temporary over distributions for financial statement purposes resulting from differences in the recognition or classification of income or distributions for financial statement and tax purposes. Capital accounts within the financial statements are adjusted for permanent book/tax differences to reflect tax character, but are not adjusted for temporary differences.
At June 30, 2020, the Fund reclassified $1,664,782 to increase distributable earnings and $1,664,782 to decrease paid-in capital to reflect permanent book/tax differences. These adjustments have no impact on net assets or the results of operations.
Pioneer Bond Fund | Annual Report | 6/30/20 103

The tax character of distributions paid during the years ended June 30, 2020 and June 30, 2019, were as follows:

	2020	2019
Distributions paid from:
Ordinary income	$195,133,090	$174,555,699
Total	$195,133,090	$174,555,699

The following shows the components of distributable earnings (losses) on a federal income tax basis at June 30, 2020:

2020
Distributable earnings:
Undistributed ordinary income	$7,080,084
Undistributed long term capital gain	16,545,667
Current year dividends payable	(1,546,616)
Unrealized appreciation	134,489,908
Total	$156,569,043

The difference between book basis and tax basis unrealized appreciation is attributable to the tax deferral of losses on wash sales, adjustments relating to catastrophe bonds, swaps, the tax treatment of premium and amortization and the mark to market of futures contracts.
E.   Fund Shares
The Fund records sales and repurchases of its shares as of trade date. The Distributor earned $48,498 in underwriting commissions on the sale of Class A shares during the year ended June 30, 2020.
F.   Class Allocations
Income, common expenses and realized and unrealized gains and losses are calculated at the Fund level and allocated daily to each class of shares based on its respective percentage of adjusted net assets at the beginning of the day.
Distribution fees are calculated based on the average daily net asset value attributable to Class A, Class C, and Class R shares of the Fund, respectively (see Note 4). Class K and Class Y shares do not pay distribution fees. All expenses and fees paid to the Fund’s transfer agent for its services are allocated among the classes of shares based on the number of accounts in each class and the ratable allocation of related out-of-pocket expenses (see Note 3).
104 Pioneer Bond Fund | Annual Report | 6/30/20

The Fund declares as daily dividends substantially all of its net investment income. All dividends are paid on a monthly basis. Short-term capital gain distributions, if any, may be declared with the daily dividends. Distributions to shareowners are recorded as of the ex-dividend date. Distributions paid by the Fund with respect to each class of shares are calculated in the same manner and at the same time, except that net investment income dividends to Class A, Class C, Class K, Class R and Class Y shares can reflect different transfer agent and distribution expense rates.
G.   Risks
The value of securities held by the Fund may go up or down, sometimes rapidly or unpredictably, due to general market conditions, such as real or perceived adverse economic, political or regulatory conditions, recessions, the spread of infectious illness or other public health issues, inflation, changes in interest rates, lack of liquidity in the bond markets or adverse investor sentiment. In the past several years, financial markets have experienced increased volatility, depressed valuations, decreased liquidity and heightened uncertainty. These conditions may continue, recur, worsen or spread.
At times, the Fund’s investments may represent industries or industry sectors that are interrelated or have common risks, making the Fund more susceptible to any economic, political, or regulatory developments or other risks affecting those industries and sectors. The Fund’s investments in foreign markets and countries with limited developing markets may subject the Fund to a greater degree of risk than investments in a developed market. These risks include disruptive political or economic conditions and the imposition of adverse governmental laws or currency exchange restrictions.
The Fund invests in below-investment-grade (high-yield) debt securities and preferred stocks. Some of these high-yield securities may be convertible into equity securities of the issuer. Debt securities rated below-investment-grade are commonly referred to as “junk bonds” and are considered speculative. These securities involve greater risk of loss, are subject to greater price volatility, and are less liquid, especially during periods of economic uncertainty or change, than higher rated debt securities.
With the increased use of technologies such as the Internet to conduct business, the Fund is susceptible to operational, information security and related risks. While the Fund’s Adviser has established business continuity plans in the event of, and risk management systems to prevent, limit or mitigate, such cyber-attacks, there are inherent limitations in such plans and systems, including the possibility that certain risks have not been identified. Furthermore, the Fund cannot control the cybersecurity plans and systems put in place by service providers to the Fund such as Brown Brothers Harriman & Co., the Fund’s custodian and accounting agent, and DST Asset
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Manager Solutions, Inc., the Fund’s transfer agent. In addition, many beneficial owners of Fund shares hold them through accounts at broker-dealers, retirement platforms and other financial market participants over which neither the Fund nor Amundi Pioneer exercises control. Each of these may in turn rely on service providers to them, which are also subject to the risk of cyber-attacks. Cybersecurity failures or breaches at Amundi Pioneer or the Fund’s service providers or intermediaries have the ability to cause disruptions and impact business operations, potentially resulting in financial losses, interference with the Fund’s ability to calculate its net asset value, impediments to trading, the inability of Fund shareowners to effect share purchases, redemptions or exchanges or receive distributions, loss of or unauthorized access to private shareowner information and violations of applicable privacy and other laws, regulatory fines, penalties, reputational damage, or additional compliance costs. Such costs and losses may not be covered under any insurance. In addition, maintaining vigilance against cyber-attacks may involve substantial costs over time, and system enhancements may themselves be subject to cyber-attacks.
COVID-19
The respiratory illness COVID-19 caused by a novel coronavirus has resulted in a global pandemic and major disruption to economies and markets around the world, including the United States. Global financial markets have experienced extreme volatility and severe losses, and trading in many instruments has been disrupted. Liquidity for many instruments has been greatly reduced for periods of time. Some interest rates are very low and in some cases yields are negative. Some sectors of the economy and individual issuers have experienced particularly large losses. These circumstances may continue for an extended period of time, and may continue to affect adversely the value and liquidity of the Fund’s investments. The ultimate economic fallout from the pandemic, and the long-term impact on economies, markets, industries and individual issuers, are not known. Governments and central banks, including the Federal Reserve in the U.S., have taken extraordinary and unprecedented actions to support local and global economies and the financial markets. These actions have resulted in significant expansion of public debt, including in the U.S. The impact of these measures, and whether they will be effective to mitigate the economic and market disruption, will not be known for some time. The consequences of high public debt, including its future impact on the economy and securities markets, likewise may not be known for some time.
The Fund’s prospectus contains unaudited information regarding the Fund’s principal risks. Please refer to that document when considering the Fund’s principal risks.
106 Pioneer Bond Fund | Annual Report | 6/30/20

H.   Insurance-Linked Securities (“ILS”)
The Fund invests in ILS. The Fund could lose a portion or all of the principal it has invested in an ILS, and the right to additional interest or dividend payments with respect to the security, upon the occurrence of one or more trigger events, as defined within the terms of an insurance-linked security. Trigger events, generally, are hurricanes, earthquakes, or other natural events of a specific size or magnitude that occur in a designated geographic region during a specified time period, and/or that involve losses or other metrics that exceed a specific amount. There is no way to accurately predict whether a trigger event will occur, and accordingly, ILS carry significant risk. The Fund is entitled to receive principal, and interest and/or dividend payments so long as no trigger event occurs of the description and magnitude specified by the instrument. In addition to the specified trigger events, ILS may expose the Fund to other risks, including but not limited to issuer (credit) default, adverse regulatory or jurisdictional interpretations and adverse tax consequences.
The Fund’s investments in ILS may include event-linked bonds. ILS also may include special purpose vehicles (“SPVs”) or similar instruments structured to comprise a portion of a reinsurer’s catastrophe-oriented business, known as quota share instruments (sometimes referred to as reinsurance sidecars), or to provide reinsurance relating to specific risks to insurance or reinsurance companies through a collateralized instrument, known as collateralized reinsurance. Structured reinsurance investments also may include industry loss warranties (“ILWs”). A traditional ILW takes the form of a bilateral reinsurance contract, but there are also products that take the form of derivatives, collateralized structures, or exchange-traded instruments.
Where the ILS are based on the performance of underlying reinsurance contracts, the Fund has limited transparency into the individual underlying contracts, and therefore must rely upon the risk assessment and sound underwriting practices of the issuer. Accordingly, it may be more difficult for the Adviser to fully evaluate the underlying risk profile of the Fund’s structured reinsurance investments, and therefore the Fund’s assets are placed at greater risk of loss than if the Adviser had more complete information. Structured reinsurance instruments generally will be considered illiquid securities by the Fund. These securities may be difficult to purchase, sell or unwind. Illiquid securities also may be difficult to value. If the Fund is forced to sell an illiquid asset, the Fund may be forced to sell at a loss.
Pioneer Bond Fund | Annual Report | 6/30/20 107

I.     Repurchase Agreements
Repurchase agreements are arrangements under which the Fund purchases securities from a broker-dealer or a bank, called the counterparty, upon the agreement of the counterparty to repurchase the securities from the Fund at a later date, and at a specific price, which is typically higher than the purchase price paid by the Fund. The securities purchased serve as the Fund’s collateral for the obligation of the counterparty to repurchase the securities. The value of the collateral, including accrued interest, is required to be equal to or in excess of the repurchase price. The collateral for all repurchase agreements is held in safekeeping in the customer-only account of the Fund’s custodian or a sub-custodian of the Fund. The Adviser is responsible for determining that the value of the collateral remains at least equal to the repurchase price. In the event of a default by the counterparty, the Fund is entitled to sell the securities, but the Fund may not be able to sell them for the price at which they were purchased, thus causing a loss to the Fund. Additionally, if the counterparty becomes insolvent, there is some risk that the Fund will not have a right to the securities, or the immediate right to sell the securities.
Open repurchase agreements at June 30, 2020, are disclosed in the Schedule of Investments.
J.    Forward Foreign Currency Exchange Contracts
The Fund may enter into forward foreign currency exchange contracts (“contracts”) for the purchase or sale of a specific foreign currency at a fixed price on a future date. All contracts are marked-to-market daily at the applicable exchange rates, and any resulting unrealized appreciation or depreciation is recorded in the Fund’s financial statements. The Fund records realized gains and losses at the time a contract is offset by entry into a closing transaction or extinguished by delivery of the currency. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of the contract and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar (see Note 6).
During the year ended June 30, 2020, the Fund had entered into various forward foreign currency exchange contracts that obligated the Fund to deliver or take delivery of currencies at specified future maturity dates. Alternatively, prior to the settlement date of a forward foreign currency exchange contract, the Fund may close out such contract by entering into an offsetting contract.
The average market value of forward foreign currency exchange contracts open during the year ended June 30, 2020, was $(215,928). There were no open forward foreign currency exchange contracts at June 30, 2020.
108 Pioneer Bond Fund | Annual Report | 6/30/20

K.   Futures Contracts
The Fund may enter into futures transactions in order to attempt to hedge against changes in interest rates, securities prices and currency exchange rates or to seek to increase total return. Futures contracts are types of derivatives. All futures contracts entered into by the Fund are traded on a futures exchange. Upon entering into a futures contract, the Fund is required to deposit with a broker an amount of cash or securities equal to the minimum “initial margin” requirements of the associated futures exchange. The amount of cash deposited with the broker as collateral at June 30, 2020, is recorded as “Futures collateral” on the Statement of Assets and Liabilities.
Subsequent payments for futures contracts (“variation margin”) are paid or received by the Fund, depending on the daily fluctuation in the value of the contracts, and are recorded by the Fund as unrealized appreciation or depreciation. Cash received from or paid to the broker related to previous margin movement is held in a segregated account at the broker and is recorded as either “Due from broker for futures” or “Due to broker for futures” on the Statement of Assets and Liabilities. When the contract is closed, the Fund realizes a gain or loss equal to the difference between the opening and closing value of the contract as well as any fluctuation in foreign currency exchange rates where applicable. Futures contracts are subject to market risk, interest rate risk and currency exchange rate risk. Changes in value of the contracts may not directly correlate to the changes in value of the underlying securities. With futures, there is reduced counterparty credit risk to the Fund since futures are exchange-traded and the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees the futures against default.
The average market value of futures contracts open during the year ended June 30, 2020, was $241,449,305. Open futures contracts outstanding at June 30, 2020, are listed in the Schedule of Investments.
L.   Credit Default Swap Contracts
A credit default swap is a contract between a buyer of protection and a seller of protection against a pre-defined credit event or an underlying reference obligation, which may be a single security or a basket or index of securities. The Fund may buy or sell credit default swap contracts to seek to increase the Fund’s income, or to attempt to hedge the risk of default on portfolio securities. A credit default swap index is used to hedge risk or take a position on a basket of credit entities or indices.
As a seller of protection, the Fund would be required to pay the notional (or other agreed-upon) value of the referenced debt obligation to the counterparty in the event of a default by a U.S. or foreign corporate issuer of a
Pioneer Bond Fund | Annual Report | 6/30/20 109

debt obligation, which would likely result in a loss to the Fund. In return, the Fund would receive from the counterparty a periodic stream of payments during the term of the contract, provided that no event of default occurred. The maximum exposure of loss to the seller would be the notional value of the credit default swaps outstanding. If no default occurs, the Fund would keep the stream of payments and would have no payment obligation. The Fund may also buy credit default swap contracts in order to hedge against the risk of default of debt securities, in which case the Fund would function as the counterparty referenced above.
As a buyer of protection, the Fund makes an upfront or periodic payment to the protection seller in exchange for the right to receive a contingent payment. An upfront payment made by the Fund, as the protection buyer, is recorded within the “Swap contracts, at value” line item on the Statement of Assets and Liabilities. Periodic payments received or paid by the Fund are recorded as realized gains or losses on the Statement of Operations.
Credit default swap contracts are marked-to-market daily using valuations supplied by independent sources, and the change in value, if any, is recorded within the “Swap contracts, at value” line item on the Statement of Assets and Liabilities. Payments received or made as a result of a credit event or upon termination of the contract are recognized, net of the appropriate amount of the upfront payment, as realized gains or losses on the Statement of Operations.
Credit default swap contracts involving the sale of protection may involve greater risks than if the Fund had invested in the referenced debt instrument directly. Credit default swap contracts are subject to general market risk, liquidity risk, counterparty risk and credit risk. If the Fund is a protection buyer and no credit event occurs, it will lose its investment. If the Fund is a protection seller and a credit event occurs, the value of the referenced debt instrument received by the Fund, together with the periodic payments received, may be less than the amount the Fund pays to the protection buyer, resulting in a loss to the Fund. In addition, obligations under sell protection credit default swaps may be partially offset by net amounts received from settlement of buy protection credit default swaps entered into by the Fund for the same reference obligation with the same counterparty.
Certain swap contracts that are cleared through a central clearinghouse are referred to as centrally cleared swaps. All payments made or received by the Fund are pursuant to a centrally cleared swap contract with the central clearing party rather than the original counterparty. Upon entering into a centrally cleared swap contract, the Fund is required to make an initial margin deposit, either in cash or in securities. The daily change in value on open centrally cleared contracts is recorded as “Variation margin for centrally cleared swap contracts” on the Statement of Assets and Liabilities. Cash
110 Pioneer Bond Fund | Annual Report | 6/30/20

received from or paid to the broker related to previous margin movement is held in a segregated account at the broker and is recorded as either “Due from broker for swaps” or “Due to broker for swaps” on the Statement of Assets and Liabilities. The amount of cash deposited with a broker as collateral at June 30, 2020, is recorded as “Swaps collateral” on the Statement of Assets and Liabilities.
The average market value of credit default swap contracts open during the year ended June 30, 2020, was $(2,910,249). Open credit default swap contracts at June 30, 2020, are listed in the Schedule of Investments.
2. Management Agreement
The Adviser manages the Fund’s portfolio. Management fees are paid monthly and calculated daily at the annual rate of 0.40% of the Fund’s average daily net assets up to $500 million, 0.35% of the next $500 million of the Fund’s average daily net assets, 0.30% of the next $1 billion of the Fund’s average daily net assets, 0.25% of the next $8 billion of the Fund’s average daily net assets, and 0.225% of the Fund’s average daily net assets over $10 billion. For the year ended June 30, 2020, the effective management fee was equivalent to 0.28% of the Fund’s average daily net assets.
The Adviser has contractually agreed to limit ordinary operating expenses (ordinary operating expenses means all fund expenses other than extraordinary expenses, such as litigation, taxes, brokerage commissions and acquired fund fees and expenses) to the extent required to reduce Fund expenses to 0.85%, 1.10% and 0.50% of the average daily net assets attributable to Class A, Class R and Class Y shares, respectively. Fees waived and expenses reimbursed during the year ended June 30, 2020 are reflected on the Statement of Operations. These expense limitations are in effect through November 1, 2021. There can be no assurance that the Adviser will extend the expense limitation agreement for a class of shares beyond the date referred to above.
In addition, under the management and administration agreements, certain other services and costs, including accounting, regulatory reporting and insurance premiums, are paid by the Fund as administrative reimbursements. Included in “Due to affiliates” reflected on the Statement of Assets and Liabilities is $237,034 in management fees, administrative costs and certain other reimbursements payable to the Adviser at June 30, 2020.
3. Transfer Agent
DST Asset Manager Solutions, Inc. serves as the transfer agent to the Fund at negotiated rates. Transfer agent fees and payables shown on the Statement of Operations and the Statement of Assets and Liabilities, respectively, include sub-transfer agent expenses incurred through the Fund’s omnibus relationship contracts.
Pioneer Bond Fund | Annual Report | 6/30/20 111

In addition, the Fund reimbursed the transfer agent for out-of-pocket expenses incurred by the transfer agent related to shareowner communications activities such as proxy and statement mailings, and outgoing phone calls. For the year ended June 30, 2020, such out-of-pocket expenses by class of shares were as follows:

Shareowner Communications:
Class A	$104,731
Class C	9,471
Class K	17,390
Class R	3,490
Class Y	174,999
Total	$310,081

4. Distribution and Service Plans
The Fund has adopted a distribution plan (the “Plan”) pursuant to Rule 12b-1 of the Investment Company Act of 1940 with respect to its Class A, Class C and Class R shares. Pursuant to the Plan, the Fund pays the Distributor 0.25% of the average daily net assets attributable to Class A shares as compensation for personal services and/or account maintenance services or distribution services with regard to Class A shares. Pursuant to the Plan, the Fund also pays the Distributor 1.00% of the average daily net assets attributable to Class C shares. The fee for Class C shares consists of a 0.25% service fee and a 0.75% distribution fee paid as compensation for personal services and/or account maintenance services or distribution services with regard to Class C shares. Pursuant to the Plan, the Fund also pays the Distributor 0.50% of the average daily net assets attributable to Class R shares for distribution services. Included in “Due to affiliates” reflected on the Statement of Assets and Liabilities is $54,114 in distribution fees payable to the Distributor at June 30, 2020.
The Fund also has adopted a separate service plan for Class R shares (the “Service Plan”). The Service Plan authorizes the Fund to pay securities dealers, plan administrators or other service organizations that agree to provide certain services to retirement plans or plan participants holding shares of the Fund a service fee of up to 0.25% of the Fund’s average daily net assets attributable to Class R shares held by such plans.
In addition, redemptions of Class A and Class C shares may be subject to a contingent deferred sales charge (“CDSC”). A CDSC of 1.00% may be imposed on redemptions of certain net asset value purchases of Class A shares within 12 months of purchase. Redemptions of Class C shares within 12 months of purchase are subject to a CDSC of 1.00%, based on the lower of cost or market value of shares being redeemed. Shares purchased as part of an exchange remain subject to any CDSC that applied to the original purchase of those
112 Pioneer Bond Fund | Annual Report | 6/30/20

shares. There is no CDSC for Class K, Class R or Class Y shares. Proceeds from the CDSCs are paid to the Distributor. For the year ended June 30, 2020, CDSCs in the amount of $11,662 were paid to the Distributor.
5. Line of Credit Facility
The Fund, along with certain other funds in the Pioneer Family of Funds (the “Funds”), participates in a committed, unsecured revolving line of credit facility. Borrowings are used solely for temporary or emergency purposes. The Fund may borrow up to the lesser of the amount available under the credit facility or the limits set for borrowing by the Fund’s prospectus and the 1940 Act. Effective March 11, 2020, the Fund participates in a facility that is in the amount of $300 million. Prior to March 11, 2020, the Fund participated in a facility in the amount of $250 million. Under such facility, depending on the type of loan, interest on borrowings is payable at the London Interbank Offered Rate (“LIBOR”) plus a credit spread. The Fund also pays an annual commitment fee to participate in a credit facility. The commitment fee is allocated among participating Funds based on an allocation schedule set forth in the credit agreement. For the year ended June 30, 2020, the Fund had no borrowings under the credit facility.
6. Additional Disclosures about Derivative Instruments and Hedging Activities
The Fund’s use of derivatives may enhance or mitigate the Fund’s exposure to the following risks:
Interest rate risk relates to the fluctuations in the value of interest-bearing securities due to changes in the prevailing levels of market interest rates.
Credit risk relates to the ability of the issuer of a financial instrument to make further principal or interest payments on an obligation or commitment that it has to the Fund.
Foreign exchange rate risk relates to fluctuations in the value of an asset or liability due to changes in currency exchange rates.
Equity risk relates to the fluctuations in the value of financial instruments as a result of changes in market prices (other than those arising from interest rate risk or foreign exchange rate risk), whether caused by factors specific to an individual investment, its issuer, or all factors affecting all instruments traded in a market or market segment.
Commodity risk relates to the risk that the value of a commodity or commodity index will fluctuate based on increases or decreases in the commodities market and factors specific to a particular industry or commodity.
Pioneer Bond Fund | Annual Report | 6/30/20 113

The fair value of open derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) by risk exposure at June 30, 2020, was as follows:

			Foreign
Statement of Assets	Interest	Credit	Exchange	Equity	Commodity
and Liabilities	Rate Risk	Risk	Rate Risk	Risk	Risk
Liabilities:
Net unrealized
depreciation on
futures contracts	$(3,240,114)	$—	$—	$—	$—
Swap contracts, at value	—	(794,743)	—	—	—
Total Value	$(3,240,114)	$(794,743)	$—	$—	$—

The effect of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) on the Statement of Operations by risk exposure at June 30, 2020, was as follows:

			Foreign
Statement of	Interest	Credit	Exchange	Equity	Commodity
Operations	Rate Risk	Risk	Rate Risk	Risk	Risk
Net realized gain
(loss) on:
Forward foreign
currency exchange
contracts	$—	$—	$41,467	$—	$—
Futures contracts	(12,916,176)	—	—	—	—
Swap contracts	—	(1,928,240)	—	—	—
Total Value	$(12,916,176)	$(1,928,240)	$41,467	$—	$—
Change in net
unrealized appreciation
(depreciation) on:
Futures contracts	$(3,043,935)	$—	$—	$—	$—
Swap contracts	—	(865,457)	—	—	—
Total Value	$(3,043,935)	$(865,457)	$—	$—	$—

114 Pioneer Bond Fund | Annual Report | 6/30/20

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and the Shareholders of
Pioneer Bond Fund:

Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities of Pioneer Bond Fund (the “Fund”), including the schedule of investments, as of June 30, 2020, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the four years in the period then ended and the related notes (collectively referred to as the “financial statements”). The financial highlights for the period ended June 30, 2016 were audited by another independent registered public accounting firm whose report, dated August 25, 2016, expressed an unqualified opinion on those financial highlights. In our opinion, the financial statements present fairly, in all material respects, the financial position of Pioneer Bond Fund at June 30, 2020, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the four years in the period then ended in conformity with U.S. generally accepted accounting principles.
Basis for Opinion
These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of the Fund’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.
Pioneer Bond Fund | Annual Report | 6/30/20 115

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of June 30, 2020, by correspondence with the custodian and brokers. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more Amundi Pioneer investment companies since 2017.
Boston, Massachusetts
August 28, 2020

116 Pioneer Bond Fund | Annual Report | 6/30/20

Statement Regarding Liquidity Risk Management Program
As required by law, the Fund has adopted and implemented a liquidity risk management program (the “Program”) that is designed to assess and manage liquidity risk. Liquidity risk is the risk that the Fund could not meet requests to redeem its shares without significant dilution of remaining investors’ interests in the Fund. The Fund’s Board of Trustees designated a liquidity risk management committee (the “Committee”) consisting of employees of Amundi Pioneer Asset Management, Inc. (the “Adviser”) to administer the Program.
The Committee provided the Board of Trustees with a report that addressed the operation of the Program and assessed its adequacy and effectiveness of implementation (the “Report”). The Report covered the period from December 1, 2018 through March 31, 2020 (the “Reporting Period”).
The Report confirmed that, throughout the Reporting Period, the Committee had monitored the Fund’s portfolio liquidity and liquidity risk on an ongoing basis, as described in the Program and in Board reporting throughout the Reporting Period.
The Report discussed the Committee’s annual review of the Program, which addressed, among other things, the following elements of the Program:
The Committee reviewed the Fund’s investment strategy and liquidity of portfolio investments during both normal and reasonably foreseeable stressed conditions. The Committee noted that the Fund’s investment strategy continues to be appropriate for an open-end fund, taking into account, among other things, whether and to what extent the Fund held less liquid and illiquid assets and the extent to which any such investments affected the Fund’s ability to meet redemption requests. In managing and reviewing the Fund’s liquidity risk, the Committee also considered the extent to which the Fund’s investment strategy involves a relatively concentrated portfolio or large positions in particular issuers, the extent to which the Fund uses borrowing for investment purposes, and the extent to which the Fund uses derivatives (including for hedging purposes). The Committee also reviewed the Fund’s short-term and long-term cash flow projections during both normal and reasonably foreseeable stressed conditions. In assessing the Fund’s cash flow projections, the Committee considered, among other factors, historical net redemption activity, redemption policies, ownership concentration, distribution channels, and the degree of certainty associated with the Fund’s short-term and long-term cash flow projections. The Committee also considered the Fund’s holdings of cash and cash equivalents, as well as borrowing arrangements and other funding sources, including, if applicable, the Fund’s participation in a
Pioneer Bond Fund | Annual Report | 6/30/20 117

credit facility, as components of the Fund’s ability to meet redemption requests. The Fund has adopted an in-kind redemption policy which may be utilized to meet larger redemption requests.
The Committee reviewed the Program’s liquidity classification methodology for categorizing the Fund’s investments into one of four liquidity buckets. In reviewing the Fund’s investments, the Committee considered, among other factors, whether trading varying portions of a position in a particular portfolio investment or asset class in sizes the Fund would reasonably anticipate trading, would be reasonably expected to significantly affect liquidity.
The Committee performed an analysis to determine whether the Fund is required to maintain a Highly Liquid Investment Minimum, and determined that no such minimum is required because the Fund primarily holds highly liquid investments.
The Report stated that the Committee concluded the Program operates adequately and effectively, in all material respects, to assess and manage the Fund’s liquidity risk throughout the Reporting Period.
118 Pioneer Bond Fund | Annual Report | 6/30/20

ADDITIONAL INFORMATION (unaudited)
Qualified interest income is exempt from nonresident alien (NRA) tax withholding. The percentage of the Fund’s ordinary income distributions derived from qualified interest income was 81.50%.
Pioneer Bond Fund | Annual Report | 6/30/20 119

Trustees, Officers and Service Providers

Investment Adviser and Administrator
Amundi Pioneer Asset Management, Inc.

Custodian and Sub-Administrator
Brown Brothers Harriman & Co.

Independent Registered Public Accounting Firm
Ernst & Young LLP

Principal Underwriter
Amundi Pioneer Distributor, Inc.

Legal Counsel
Morgan, Lewis & Bockius LLP

Transfer Agent
DST Asset Manager Solutions, Inc.
Proxy Voting Policies and Procedures of the Fund are available without charge, upon request, by calling our toll free number (1-800-225-6292). Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is publicly available to shareowners at www.amundipioneer.com/us. This information is also available on the Securities and Exchange Commission’s web site at www.sec.gov.
Trustees and Officers
The Fund’s Trustees and officers are listed below, together with their principal occupations and other directorships they have held during at least the past five years. Trustees who are interested persons of the Fund within the meaning of the 1940 Act are referred to as Interested Trustees. Trustees who are not interested persons of the Fund are referred to as Independent Trustees. Each of the Trustees serves as a Trustee of each of the 45 U.S. registered investment portfolios for which Amundi Pioneer serves as investment adviser (the “Pioneer Funds”). The address for all Trustees and all officers of the Fund is 60 State Street, Boston, Massachusetts 02109.
The Statement of Additional Information of the Fund includes additional information about the Trustees and is available, without charge, upon request, by calling 1-800-225-6292.
120 Pioneer Bond Fund | Annual Report | 6/30/20

Independent Trustees

Name, Age and Position	Term of Office and		Other Directorships
Held With the Fund	Length of Service	Principal Occupation	Held by Trustee
Thomas J. Perna (68) Chairman of the Board and Trustee	Trustee since 2006. Serves until a successor trustee is elected or earlier retirement or removal.
Private investor (2004 – 2008 and 2013 – present); Chairman (2008 – 2013) for securities lending industry); and Senior Executive Vice President, The Bank of New York (financial and securities services) (1986 – 2004)

Director, Broadridge Financial Solutions, Inc. (investor communications and securities processing provider for financial services industry) (2009 – present); Director, Quadriserv, Inc. (2005 – 2013); and Commissioner, New Jersey State Civil Service Commission (2011 – 2015)

John E. Baumgardner, Jr. (68) Trustee	Trustee since 2019. Serves until a successor trustee is elected or earlier retirement or removal.	Of Counsel (2019 – present), Partner (1983-2018), Sullivan & Cromwell LLP (law firm).	Chairman, The Lakeville Journal Company, LLC, (privately-held community newspaper group) (2015-present)
Diane Durnin (63) Trustee	Trustee since 2019. Serves until a successor trustee is elected or earlier retirement or removal.
Managing Director - Head of Product Strategy and Development, BNY Mellon Investment Management (2012-2018); Vice Chairman – The Dreyfus Corporation (2005 – 2018): Executive Vice President Head of Product, BNY Mellon Investment Management (2007-2012); Executive Director- Product Strategy, Mellon Asset Management (2005-2007); Executive Vice President Head of Products, Marketing and Client Service, Dreyfus Corporation (2000-2005); and Senior Vice President Strategic Product and Business Development, Dreyfus Corporation (1994-2000)
None
Benjamin M. Friedman (75) Trustee	Trustee since 2008. Serves until a successor trustee is elected or earlier retirement or removal.	William Joseph Maier Professor of Political Economy, Harvard University (1972 – present)	Trustee, Mellon Institutional Funds Investment Trust and Mellon Institutional Funds Master Portfolio (oversaw 17 portfolios in fund complex) (1989 - 2008)

Pioneer Bond Fund | Annual Report | 6/30/20 121

Independent Trustees (continued)

Name, Age and Position	Term of Office and		Other Directorships
Held With the Fund	Length of Service	Principal Occupation	Held by Trustee
Lorraine H. Monchak (64) Trustee	Trustee since 2017. (Advisory Trustee from 2014 - 2017). Serves until a successor trustee is elected or earlier retirement or removal.
Chief Investment Officer, 1199 SEIU Funds (healthcare workers union pension funds) (2001 – present); Vice President – International Investments Group, American International Group, Inc. (insurance company) (1993 – 2001); Vice President – Corporate Finance and Treasury Group, Citibank, N.A. (1980 – 1986 and 1990 – 1993); Vice President – Asset/Liability Management Group, Federal Farm Funding Corporation (government-sponsored issuer of debt securities) (1988 – 1990); Mortgage Strategies Group, Shearson Lehman Hutton, Inc. (investment bank) (1987 – 1988); and Mortgage Strategies Group, Drexel Burnham Lambert, Ltd. (investment bank) (1986 – 1987)
None
Marguerite A. Piret (72) Trustee	Trustee since 1996. Serves until a successor trustee is elected or earlier retirement or removal.
Chief Financial Officer, American Ag Energy, Inc. (controlled environment and agriculture company) (2016 – present); and President and Chief Executive Officer, Metric Financial Inc. (formerly known as Newbury Piret Company) (investment banking firm) (1981 – 2019)

Director of New America High Income Fund, Inc. (closed-end investment company) (2004 – present); and Member, Board of Governors, Investment Company Institute (2000 – 2006)
Fred J. Ricciardi (73) Trustee	Trustee since 2014. Serves until a successor trustee is elected or earlier retirement or removal.
Consultant (investment company services) (2012 – present); Executive Vice President, BNY Mellon (financial and investment company services) (1969 – 2012); Director, BNY International Financing Corp. (financial services) (2002 – 2012); Director, Mellon Overseas Investment Corp. (financial services) (2009 – 2012); Director, Financial Models (technology) (2005-2007); Director, BNY Hamilton Funds, Ireland (offshore investment companies) (2004-2007); Chairman/Director, AIB/BNY Securities Services, Ltd., Ireland (financial services) (1999-2006); and Chairman, BNY Alternative Investment Services, Inc. (financial services) (2005-2007)
None

122 Pioneer Bond Fund | Annual Report | 6/30/20

Interested Trustees

Name, Age and Position	Term of Office and		Other Directorships
Held With the Fund	Length of Service	Principal Occupation	Held by Trustee
Lisa M. Jones (58)* Trustee, President and Chief Executive Officer	Trustee since 2017. Serves until a successor trustee is elected or earlier retirement or removal
Director, CEO and President of Amundi Pioneer Asset Management USA, Inc. (since September 2014); Director, CEO and President of Amundi Pioneer Asset Management, Inc. (since September 2014); Director, CEO and President of Amundi Pioneer Distributor, Inc. (since September 2014); Director, CEO and President of Amundi Pioneer Institutional Asset Management, Inc. (since September 2014); Chair, Amundi Pioneer Asset Management USA, Inc., Amundi Pioneer Distributor, Inc. and Amundi Pioneer Institutional Asset Management, Inc. (September 2014 – 2018); Managing Director, Morgan Stanley Investment Management (2010 – 2013); Director of Institutional Business, CEO of International, Eaton Vance Management (2005 – 2010); and Director of Amundi USA, Inc. (since 2017)
None
Kenneth J. Taubes (62)* Trustee	Trustee since 2014. Serves until a successor trustee is elected or earlier retirement or removal
Director and Executive Vice President (since 2008) and Chief Investment Officer, U.S. (since 2010) of Amundi Pioneer Asset Management USA, Inc.; Director and Executive Vice President and Chief Investment Officer, U.S. of Amundi Pioneer (since 2008); Executive Vice President and Chief Investment Officer, U.S. of Amundi Pioneer Institutional Asset Management, Inc. (since 2009); Portfolio Manager of Amundi Pioneer (since 1999); and Director of Amundi USA, Inc. (since 2017)
None

* Ms. Jones and Mr. Taubes are Interested Trustees because they are officers or directors of the Fund’s investment adviser and certain of its affiliates.
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Fund Officers

Name, Age and Position	Term of Office and		Other Directorships
Held With the Fund	Length of Service	Principal Occupation	Held by Trustee
Christopher J. Kelley (55) Secretary and Chief Legal Officer	Since 2010. Serves at the discretion of the Board
Vice President and Associate General Counsel of Amundi Pioneer since January 2008; Secretary and Chief Legal Officer of all of the Pioneer Funds since June 2010; Assistant Secretary of all of the Pioneer Funds from September 2003 to May 2010; and Vice President and Senior Counsel of Amundi Pioneer from July 2002 to December 2007
None
Carol B. Hannigan (59) Assistant Secretary	Since 2010. Serves at the discretion of the Board
Fund Governance Director of Amundi Pioneer since December 2006 and Assistant Secretary of all the Pioneer Funds since June 2010; Manager – Fund Governance of Amundi Pioneer from December 2003 to November 2006; and Senior Paralegal of Amundi Pioneer from January 2000 to November 2003
None
Thomas Reyes (57) Assistant Secretary	Since 2010. Serves at the discretion of the Board	Assistant General Counsel of Amundi Pioneer since May 2013 and Assistant Secretary of all the Pioneer Funds since June 2010; and Counsel of Amundi Pioneer from June 2007 to May 2013	None
Mark E. Bradley (60) Treasurer and Chief Financial and Accounting Officer	Since 2008. Serves at the discretion of the Board
Vice President – Fund Treasury of Amundi Pioneer; Treasurer of all of the Pioneer Funds since March 2008; Deputy Treasurer of Amundi Pioneer from March 2004 to February 2008; and Assistant Treasurer of all of the Pioneer Funds from March 2004 to February 2008
None
Luis I. Presutti (55) Assistant Treasurer	Since 2000. Serves at the discretion of the Board	Director – Fund Treasury of Amundi Pioneer; and Assistant Treasurer of all of the Pioneer Funds	None
Gary Sullivan (62) Assistant Treasurer	Since 2002. Serves at the discretion of the Board	Senior Manager – Fund Treasury of Amundi Pioneer; and Assistant Treasurer of all of the Pioneer Funds	None
Antonio Furtado (38) Assistant Treasurer	Since 2020. Serves at the Sdiscretion of the Board	Fund Oversight Manager – Fund Treasury of Amundi Pioneer; and Assistant Treasurer of all of the Pioneer Funds	None

124 Pioneer Bond Fund | Annual Report | 6/30/20

Name, Age and Position	Term of Office and		Other Directorships
Held With the Fund	Length of Service	Principal Occupation	Held by Trustee
John Malone (48) Chief Compliance Officer	Since 2018. Serves at the discretion of the Board
Managing Director, Chief Compliance Officer of Amundi Pioneer Asset Management; Amundi Pioneer Institutional Asset Management, Inc.; and the Pioneer Funds since September 2018; and Chief Compliance Officer of Amundi Pioneer Distributor, Inc. since January 2014.
None
Kelly O’Donnell (49) Anti-Money Laundering Officer	Since 2006. Serves at the discretion of the Board	Vice President – Amundi Pioneer Asset Management; and Anti-Money Laundering Officer of all the Pioneer Funds since 2006	None

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How to Contact Amundi Pioneer
We are pleased to offer a variety of convenient ways for you to contact us for assistance or information.

Call us for:
Account Information, including existing accounts,
new accounts, prospectuses, applications
and service forms	1-800-225-6292

FactFoneSM for automated fund yields, prices,
account information and transactions	1-800-225-4321

Retirement plans information	1-800-622-0176

Write to us:
Amundi Pioneer
P.O. Box 219427
Kansas City, MO 64121-9427

Our toll-free fax	1-800-225-4240

Our internet e-mail address	us.askamundipioneer@amundipioneer.com
(for general questions about Amundi Pioneer only)

Visit our web site: www.amundipioneer.com/us

This report must be preceded or accompanied by a prospectus.
The Fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. Shareholders may view the filed Form N-PORT by visiting the Commission’s web site at https://www.sec.gov.

Amundi Pioneer Asset Management, Inc.
60 State Street
Boston, MA 02109
www.amundipioneer.com/us
Securities offered through Amundi Pioneer Distributor, Inc.
60 State Street, Boston, MA 02109
Underwriter of Pioneer Mutual Funds, Member SIPC
© 2020 Amundi Pioneer Asset Management 19398-14-0820

ITEM 2. CODE OF ETHICS.

(a) Disclose whether, as of the end of the period covered by the report, the registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.  If the registrant has not adopted such a code of ethics, explain why it has not done so.

The registrant has adopted, as of the end of the period covered by this report, a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer and controller.

(b) For purposes of this Item, the term “code of ethics” means written standards that are reasonably designed to deter wrongdoing and to promote:

(1) Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;

(2) Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant;

(3) Compliance with applicable governmental laws, rules, and regulations;

(4) The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and

(5) Accountability for adherence to the code.

(c) The registrant must briefly describe the nature of any amendment, during the period covered by the report, to a provision of its code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item. The registrant must file a copy of any such amendment as an exhibit pursuant to Item 10(a), unless the registrant has elected to satisfy paragraph (f) of this Item by posting its code of ethics on its website pursuant to paragraph (f)(2) of this Item, or by undertaking to provide its code of ethics to any person without charge, upon request, pursuant to paragraph (f)(3) of this Item.

The registrant has made no amendments to the code of ethics during the period covered by this report.

(d) If the registrant has, during the period covered by the report, granted a waiver, including an implicit waiver, from a provision of the code of ethics to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this Item, the registrant must briefly describe the nature of the waiver, the name of the person to whom the waiver was granted, and the date of the waiver.

Not applicable.

(e) If the registrant intends to satisfy the disclosure requirement under paragraph (c) or (d) of this Item regarding an amendment to, or a waiver from, a provision of its code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions and that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item by posting such information on its Internet website, disclose the registrant’s Internet address and such intention.

Not applicable.

(f) The registrant must:

(1) File with the Commission, pursuant to Item 12(a)(1), a copy of its code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, as an exhibit to its annual report on this Form N-CSR (see attachment);

(2) Post the text of such code of ethics on its Internet website and disclose, in its most recent report on this Form N-CSR, its Internet address and the fact that it has posted such code of ethics on its Internet website; or

(3) Undertake in its most recent report on this Form N-CSR to provide to any person without charge, upon request, a copy of such code of ethics and explain the manner in which such request may be made. See Item 10(2)

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

(a) (1)  Disclose that the registrant’s board of trustees has determined that the registrant either:

(i)  Has at least one audit committee financial expert serving on its audit committee; or

(ii) Does not have an audit committee financial expert serving on its audit committee.

The registrant’s Board of Trustees has determined that the registrant has at least one audit committee financial expert.

      (2) If the registrant provides the disclosure required by paragraph (a)(1)(i) of this Item, it must disclose the name of the audit committee financial expert and whether that person is “independent.” In order to be considered “independent” for purposes of this Item, a member of an audit committee may not, other than in his or her capacity as a member of the audit committee, the board of trustees, or any other board committee:

(i)  Accept directly or indirectly any consulting, advisory, or other compensatory fee from the issuer; or

(ii) Be an “interested person” of the investment company as defined in Section 2(a)(19) of the Act (15 U.S.C. 80a-2(a)(19)).

Mr. Fred J. Ricciardi, an independent trustee, is such an audit committee financial expert.

(3) If the registrant provides the disclosure required by paragraph (a)(1) (ii) of this Item, it must explain why it does not have an audit committee financial expert.

Not applicable.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) Disclose, under the caption AUDIT FEES, the aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.

The audit fees for the Fund were $67,200 payable to Ernst & Young LLP for the year ended
June 30, 2020 and $60,000 payable for the year ended June 30, 2019.

(b) Disclose, under the caption AUDIT-RELATED FEES, the aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

There were no audit-related services in 2020 or 2019.

(c) Disclose, under the caption TAX FEES, the aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

The tax fees for the Fund were $22,504 payable to Ernst & Young LLP for the year ended
June 30, 2020 and $17,197 for the year ended June 30, 2019.

(d) Disclose, under the caption ALL OTHER FEES, the aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

There were no other fees in 2020 or 2019.

(e) (1) Disclose the audit committee’s pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

PIONEER FUNDS
APPROVAL OF AUDIT, AUDIT-RELATED, TAX AND OTHER SERVICES
PROVIDED BY THE INDEPENDENT AUDITOR

SECTION I - POLICY PURPOSE AND APPLICABILITY

The Pioneer Funds recognize the importance of maintaining the independence of their outside auditors. Maintaining independence is a shared responsibility involving Amundi Pioneer Asset Management, Inc, the audit committee and the independent auditors.

The Funds recognize that a Fund’s independent auditors: 1) possess knowledge of the Funds, 2) are able to incorporate certain services into the scope of the audit, thereby avoiding redundant work, cost and disruption of Fund personnel and processes, and 3) have expertise that has value to the Funds. As a result, there are situations where it is desirable to use the Fund’s independent auditors for services in addition to the annual audit and where the potential for conflicts of interests are minimal. Consequently, this policy, which is intended to comply with Rule 210.2-01(C)(7), sets forth guidelines and procedures to be followed by the Funds when retaining the independent audit firm to perform audit, audit-related tax and other services under those circumstances, while also maintaining independence.

Approval of a service in accordance with this policy for a Fund shall also constitute approval for any other Fund whose pre-approval is required pursuant to Rule 210.2-01(c)(7)(ii).

In addition to the procedures set forth in this policy, any non-audit services that may be provided consistently with Rule 210.2-01 may be approved by the Audit Committee itself and any pre-approval that may be waived in accordance with Rule 210.2-01(c)(7)(i)(C) is hereby waived.

Selection of a Fund’s independent auditors and their compensation shall be determined by the Audit Committee and shall not be subject to this policy.

SECTION II - POLICY

SERVICE CATEGORY	SERVICE CATEGORY DESCRIPTION	SPECIFIC PRE-APPROVED SERVICE SUBCATEGORIES

I. AUDIT SERVICES	Services that are directly	o Accounting research assistance
	related to performing the	o SEC consultation, registration
	independent audit of the Funds	statements, and reporting
o Tax accrual related matters
o Implementation of new accounting standards
o Compliance letters (e.g. rating agency letters)
o Regulatory reviews and assistance
regarding financial matters
o Semi-annual reviews (if requested)
o Comfort letters for closed end offerings
II. AUDIT-RELATED	Services which are not	o AICPA attest and agreed-upon procedures
SERVICES	prohibited under Rule	o Technology control assessments
	210.2-01(C)(4) (the “Rule”)	o Financial reporting control assessments
	and are related extensions of	o Enterprise security architecture
	the audit services support the	assessment
audit, or use the knowledge/expertise
gained from the audit procedures as a
foundation to complete the project.
In most cases, if the Audit-Related
Services are not performed by the
Audit firm, the scope of the Audit
Services would likely increase.
The Services are typically well-defined
and governed by accounting
professional standards (AICPA,
SEC, etc.)

	AUDIT COMMITTEE APPROVAL POLICY	AUDIT COMMITTEE REPORTING POLICY
	o “One-time” pre-approval	o A summary of all such
	for the audit period for all	services and related fees
	pre-approved specific service	reported at each regularly
	subcategories. Approval of the	scheduled Audit Committee
	independent auditors as	meeting.
auditors for a Fund shall
constitute pre approval for
these services.

	o “One-time” pre-approval	o A summary of all such
	for the fund fiscal year within	services and related fees
	a specified dollar limit	(including comparison to
	for all pre-approved	specified dollar limits)
	specific service subcategories	reported quarterly.

o Specific approval is
needed to exceed the
pre-approved dollar limit for
these services (see general
Audit Committee approval policy
below for details on obtaining
specific approvals)

o Specific approval is
needed to use the Fund’s
auditors for Audit-Related
Services not denoted as
“pre-approved”, or
to add a specific service
subcategory as “pre-approved”

SECTION III - POLICY DETAIL, CONTINUED

SERVICE CATEGORY	SERVICE CATEGORY DESCRIPTION	SPECIFIC PRE-APPROVED SERVICE
SUBCATEGORIES
III. TAX SERVICES	Services which are not	o Tax planning and support
	prohibited by the Rule,	o Tax controversy assistance
	if an officer of the Fund	o Tax compliance, tax returns, excise
	determines that using the	tax returns and support
	Fund’s auditor to provide	o Tax opinions
these services creates
significant synergy in
the form of efficiency,
minimized disruption, or
the ability to maintain a
desired level of
confidentiality.

AUDIT COMMITTEE APPROVAL POLICY	AUDIT COMMITTEE REPORTING POLICY
o “One-time” pre-approval	o A summary of
for the fund fiscal year	all such services and
within a specified dollar limit	related fees
(including comparison
to specified dollar
limits) reported
quarterly.

o Specific approval is
needed to exceed the
pre-approved dollar limits for
these services (see general
Audit Committee approval policy
below for details on obtaining
specific approvals)

o Specific approval is
needed to use the Fund’s
auditors for tax services not
denoted as pre-approved, or to
add a specific service subcategory as
“pre-approved”

SECTION III - POLICY DETAIL, CONTINUED

SERVICE CATEGORY	SERVICE CATEGORY DESCRIPTION	SPECIFIC PRE-APPROVED SERVICE
SUBCATEGORIES
IV. OTHER SERVICES	Services which are not	o Business Risk Management support
	prohibited by the Rule,	o Other control and regulatory
A. SYNERGISTIC,	if an officer of the Fund	compliance projects
UNIQUE QUALIFICATIONS	determines that using the
Fund’s auditor to provide
these services creates
significant synergy in
the form of efficiency,
minimized disruption,
the ability to maintain a
desired level of
confidentiality, or where
the Fund’s auditors
posses unique or superior
qualifications to provide
these services, resulting
in superior value and
results for the Fund.

AUDIT COMMITTEE APPROVAL POLICY	AUDIT COMMITTEE REPORTING POLICY
o “One-time” pre-approval	o A summary of
for the fund fiscal year within	all such services and
a specified dollar limit	related fees
(including comparison
to specified dollar
limits) reported
quarterly.
o Specific approval is
needed to exceed the
pre-approved dollar limits for
these services (see general
Audit Committee approval policy
below for details on obtaining
specific approvals)

o Specific approval is
needed to use the Fund’s
auditors for “Synergistic” or
“Unique Qualifications” Other
Services not denoted as
pre-approved to the left, or to
add a specific service
subcategory as “pre-approved”

SECTION III - POLICY DETAIL, CONTINUED

SERVICE CATEGORY	SERVICE CATEGORY DESCRIPTION	SPECIFIC PROHIBITED SERVICE
SUBCATEGORIES
PROHIBITED SERVICES	Services which result	1. Bookkeeping or other services
	in the auditors losing	related to the accounting records or
	independence status	financial statements of the audit
	under the Rule.	client*
2. Financial information systems design
and implementation*
3. Appraisal or valuation services,
fairness* opinions, or
contribution-in-kind reports
4. Actuarial services (i.e., setting
actuarial reserves versus actuarial
audit work)*
5. Internal audit outsourcing services*
6. Management functions or human
resources
7. Broker or dealer, investment
advisor, or investment banking services
8. Legal services and expert services
unrelated to the audit
9. Any other service that the Public
Company Accounting Oversight Board
determines, by regulation, is
impermissible

AUDIT COMMITTEE APPROVAL POLICY	AUDIT COMMITTEE REPORTING POLICY
o These services are not to be	o A summary of all
performed with the exception of the(*)	services and related
services that may be permitted	fees reported at each
if they would not be subject to audit	regularly scheduled
procedures at the audit client (as	Audit Committee meeting
defined in rule 2-01(f)(4)) level	will serve as continual
the firm providing the service.	confirmation that has
not provided any
restricted services.

GENERAL AUDIT COMMITTEE APPROVAL POLICY:

o For all projects, the officers of the Funds and the Fund’s auditors will each make an assessment to determine that any proposed projects will not impair independence.

o Potential services will be classified into the four non-restricted service categories and the “Approval of Audit, Audit-Related, Tax and Other Services” Policy above will be applied. Any services outside the specific pre-approved service subcategories set forth above must be specifically approved by the Audit Committee.

o At least quarterly, the Audit Committee shall review a report summarizing the services by service category, including fees, provided by the Audit firm as set forth in the above policy.

(2) Disclose the percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

Beginning with non-audit service contracts entered into on or after May 6, 2003, the effective date of the new SEC pre-approval rules, the Fund’s audit committee is required to pre-approve services to affiliates defined by SEC rules to the extent that the services are determined to have a direct impact on the operations or financial reporting of the Fund.  For the years ended June 30 2020 and 2019, there were no services provided to an affiliate that required the Fund’s audit committee pre-approval.

(f) If greater than 50 percent, disclose the percentage of hours expended on the principal accountants engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees.

N/A

(g) Disclose the aggregate non-audit fees billed by the registrants accountant for services rendered to the registrant, and rendered to the registrants investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant.

The aggregate non-audit fees for the Fund were $22,504 payable to Ernst & Young LLP for the year ended June 30, 2020 and $17,197 for the year ended June 30, 2019.

(h) Disclose whether the registrants audit committee of the board of trustees has considered whether the provision of non-audit services that were rendered to the registrants investment adviser (not including any subadviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

The Fund’s audit committee of the Board of Trustees has considered whether the provision of non-audit services that were rendered to the Affiliates (as defined) that were not pre- approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS

(a) If the registrant is a listed issuer as defined in Rule 10A-3 under the Exchange Act (17 CFR 240.10A-3), state whether or not the registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act (15 U.S.C. 78c(a)(58)(A)). If the registrant has such a committee, however designated, identify each committee member. If the entire board of directors is acting as the registrant’s audit committee as specified in Section 3(a)(58)(B) of the Exchange Act (15 U.S.C. 78c(a)(58)(B)), so state.

N/A

(b) If applicable, provide the disclosure required by Rule 10A-3(d) under the Exchange Act (17 CFR 240.10A-3(d)) regarding an exemption from the listing standards for audit committees.

N/A

ITEM 6. SCHEDULE OF INVESTMENTS.

File Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period as set forth in 210.1212 of Regulation S-X [17 CFR 210.12-12], unless the schedule is included as part of the report to shareholders filed under Item 1 of this Form.

Included in Item 1

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

A closed-end management investment company that is filing an annual report on this Form N-CSR must, unless it invests exclusively in non-voting securities, describe the policies and procedures that it uses to determine how to vote proxies relating to portfolio securities, including the procedures that the company uses when a vote presents a conflict between the interests of its shareholders, on the one hand, and those of the company’s investment adviser; principal underwriter; or any affiliated person (as defined in Section 2(a)(3) of the Investment Company Act of 1940 (15 U.S.C. 80a-2(a)(3)) and the rules thereunder) of the company, its investment adviser, or its principal underwriter, on the other. Include any policies and procedures of the company’s investment adviser, or any other third party, that the company uses, or that are used on the company’s behalf, to determine how to vote proxies relating to portfolio securities.

Not applicable to open-end management investment companies.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

(a) If the registrant is a closed-end management investment company that is filing an annual report on this Form N-CSR, provide the following information:

(1) State the name, title, and length of service of the person or persons employed by or associated with the registrant or an investment adviser of the registrant who are primarily responsible for the day-to-day management of the registrant’s portfolio (“Portfolio Manager”). Also state each Portfolio Manager’s business experience during the past 5 years.

Not applicable to open-end management investment companies.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

(a) If the registrant is a closed-end management investment company, in the following tabular format, provide the information specified in paragraph (b) of this Item with respect to any purchase made by or on behalf of the registrant or any affiliated purchaser, as defined in Rule 10b-18(a)(3) under the Exchange Act (17 CFR 240.10b-18(a)(3)), of shares or other units of any class of the registrant’s equity securities that is registered by the registrant pursuant to Section 12 of the Exchange Act (15 U.S.C. 781).

Not applicable to open-end management investment companies.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Describe any material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-R(17 CFR 229.407)(as required by Item 22(b)(15)) of Schedule 14A (17 CFR 240.14a-101), or this Item.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant’s board of directors since the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-R of Schedule 14(A) in its definitive proxy statement, or this item.

ITEM 11. CONTROLS AND PROCEDURES.

(a) Disclose the conclusions of the registrant’s principal executive and principal financials officers, or persons performing similar functions, regarding the effectiveness of the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Act (17 CFR 270.30a-3(c))) as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the Act (17 CFR 270.30(a)-3(b) and Rules 13a-15(b) or 15d-15(b) under the Exchange Act (17 CFR 240.13a-15(b) or 240.15d-15(b)).

The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures are effective based on the evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.

(b) Disclose any change in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17CFR 270.30a-3(d)) that occured during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

There were no significant changes in the registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

(a) If the registrant is a closed-end management investment company, provide the following dollar amounts of income and compensation related to the securities lending activities of the registrant during its most recent fiscal year:

N/A

(1) Gross income from securities lending activities;

N/A

(2) All fees and/or compensation for each of the following securities lending activities and related services: any share of revenue generated by the securities lending program paid to the securities lending agent(s) (revenue split); fees paid for cash collateral management services (including fees deducted from a pooled cash collateral reinvestment vehicle) that are not included in the revenue split; administrative fees that are not included in the revenue split; fees for indemnification that are not included in the revenue split; rebates paid to borrowers; and any other fees relating to the securities lending program that are not included in the revenue split, including a description of those other fees;

N/A

(3) The aggregate fees/compensation disclosed pursuant to paragraph (2); and

N/A

(4) Net income from securities lending activities (i.e., the dollar amount in paragraph (1) minus the dollar amount in paragraph (3)).

If a fee for a service is included in the revenue split, state that the fee is included in the revenue split.

N/A

(b) If the registrant is a closed-end management investment company, describe the services provided to the registrant by the securities lending agent in the registrants most recent fiscal year.

N/A

ITEM 13. EXHIBITS.

(a) File the exhibits listed below as part of this Form. Letter or number the exhibits in the sequence indicated.

(1) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit.

(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2(a)) , exactly as set forth below:
Filed herewith.

SIGNATURES

[See General Instruction F]

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Pioneer Bond Fund

By (Signature and Title)* /s/ Lisa M. Jones
Lisa M. Jones, President & Chief Executive Officer

Date September 4, 2020

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)* /s/ Lisa M. Jones
Lisa M. Jones, President & Chief Executive Officer

Date September 4, 2020

By (Signature and Title)* /s/ Mark E. Bradley
Mark E. Bradley, Treasurer & Chief Accounting & Financial Officer
Date September 4, 2020

* Print the name and title of each signing officer under his or her signature.